UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4813
                  --------------------------------------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Denise B. Kneeland
                     Assistant Vice President and Secretary
                       One Boston Place, Boston, MA 02108
         ---------------------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
           -----------------------------------------------------------

                      Date of fiscal year end: December 31
                   ------------------------------------------

                   Date of reporting period: December 31, 2007
                     --------------------------------------



THIS FORM N-CSR REFLECTS A RESTATEMENT OF CERTAIN FINANCIAL INFORMATION CONTAINED IN THE ANNUAL REPORTS FOR STANDISH MELLON FIXED INCOME FUND, STANDISH MELLON INTERNATIONAL FIXED INCOME FUND AND STANDISH MELLON GLOBAL FIXED INCOME FUND, EACH FOR THE FISCAL YEAR AND REPORTING PERIOD ENDED DECEMBER 31, 2007. THESE FUNDS' ANNUAL REPORTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 WERE PREVIOUSLY POSTED ON THE FUNDS' WEBSITE BUT HAD NOT BEEN MAILED TO SHAREHOLDERS OR FILED WITH THE COMMISSION IN ANY PREVIOUS FORM N-CSR.

Item 1.  Reports to Stockholders.

                                           MELLON INSTITUTIONAL FUNDS







Annual Report                              Standish Mellon
(As Restated; See Note 10)                 Fixed Income Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS


February 2008

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2007.

The financial markets experienced a major bout of volatility in 2007 stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by subprime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. While the S&P 500 Index managed to gain 3.5% in 2007 in a very volatile environment, it lost 3.8% in the fourth quarter. The U.S. Federal Reserve Board was concerned with market instability enough to lower rates three times in 2007 even as confidence in the dollar reached new lows. In December, central banks coordinated their efforts to provide liquidity facilities to institutions with impaired assets.

Credit markets responded to the subprime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities, resulting in a significant steepening of the yield curve. In a dramatic repricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

Liquidity has slowly returned to the bond markets in general, but it is still less than normal. The financial and mortgage sectors clearly have been shaken, and this will likely exacerbate the housing recession as banks become more restrictive in their lending. In the view of some, the likelihood of a broader U.S. recession has become greater; indeed, some economists maintain that we have already entered one. Our view is that a period of diminished growth - around 1.5% to 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and reasonable corporate profitability - especially for multinational franchises - as being positives that may partially offset the drag of the housing sector and lower consumption. However, should the "credit crunch" intensify - contrary to our expectations - the odds would favor a full-scale recession.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

As we began 2007, while the weakness in housing was a drag on the economy, the risk of a recession was small given a low unemployment rate to support consumer spending, solid corporate profits, and strong global growth. Additionally, a weaker dollar boosted U.S. export growth and largely offset housing related weakness. Despite inflation risks from higher energy prices, the level of core inflation had fallen over the previous twelve months. However, as we progressed through the year, mounting loss expectations due to rising subprime mortgage delinquencies exacerbated the market's illiquidity. Risk aversion quickly spread to other areas of the fixed income market. Global markets were also hit by the subprime contagion as banks in Europe and the U.K. began reporting large mortgage related losses. Commercial paper markets ground to a halt as investors pulled back from asset backed commercial paper conduits and structured investment vehicles due to their subprime mortgage holdings. To address the liquidity crunch, central banks in Europe and the U.S. intervened by injecting large sums of cash reserves. In August, and the months that followed, the U.S. Federal Reserve Board also stepped up with 100 and 150 basis point reduction in both the federal funds and discount rates, respectively. Despite the Fed's intervention, risk aversion has remained quite high as banks and brokers pulled back in their lending. Amid severe tightening in credit conditions and a slowing economy, there has been a massive flight into Treasuries. The yield curve has steepened substantially with the two-year Treasury yield ending the year 176 basis points lower at 3.05% while the ten-year Treasury yield declined 67 basis points to 4.02%.

For 2007, the Standish Mellon Fixed Income Fund returned 3.64%, underperforming its benchmark, the Lehman Brothers Aggregate Index, which returned 6.97%. Over the past year, as risk aversion picked up, broad sectors significantly underperformed Treasuries. The majority of the lag in the Fund's return as compared to the benchmark was from its underweight position in Treasuries, especially in the front end of the yield curve. While the flight to quality drove Treasury yields much lower, the Fund's holdings in short maturity corporate bonds, asset backed and commercial mortgage backed sectors did not participate in the rally. In addition, as we sought to posture the Fund defensively against leveraged buyout risk, we favored regulated corporate bond sectors including banks and brokers. However, as the market turmoil escalated, these sector exposures within the Fund were hardest hit. Spillover from the subprime mortgage market also caused significantly wider spreads in other securitized sectors including credit cards, auto loans, commercial mortgage backed securities and GNMA project loans. With pricing under substantial pressure across these sectors, performance was negatively impacted. However, the Fund's longer-than-benchmark duration and bulleted yield curve positioning contributed positively to the Fund's returns as interest rates fell and the overweight to intermediate bonds benefited from a much steeper yield curve.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

With much uncertainty in this environment, we remain cautious in our outlook. Growth prospects in the U.S. are weak with a prolonged housing downturn and slowdown in job gains. Globally, we also expect growth to decelerate due to a drag from higher energy prices and a substantial slowdown in the U.S. Combined with tighter credit conditions, we expect the Fed to continue to cut interest rates in 2008. We are maintaining the Fund's overweight in intermediate bonds to capitalize on a steeper yield curve. Internationally, we anticipate that interest rates will likely fall, particularly in the U.K. and Europe, which will provide an opportunity potentially to add duration in these markets. Gradually, we expect the Fed's accommodative policy actions will restore liquidity to the market. At that juncture, given much wider risk premiums, there should be attractive buying opportunities among non-Treasury assets.


Catherine A. Powers, CFA                        Kent J. Wosepka, CFA
Portfolio Manager                               Portfolio Manager
Standish Mellon Asset Management Company, LLC   Standish Mellon Asset Management Company, LLC

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

    Comparison of Change in Value of $100,000 Investment in Standish Mellon
         Fixed Income Fund and the Lehman Brothers U.S. Aggregate Index
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                Standish Mellon       Lehman Brothers
  PERIOD       Fixed Income Fund    U. S. Aggregate Index*
12/31/97            $100,000              $100,000
 3/31/98            $101,684              $101,555
 6/30/98            $103,817              $103,928
 9/30/98            $105,411              $108,322
12/31/98            $105,250              $108,687
 3/31/99            $105,567              $108,148
 6/30/99            $104,953              $107,197
 9/30/99            $104,736              $107,925
12/31/99            $104,509              $107,793
 3/31/00            $106,316              $110,172
 6/30/00            $108,160              $112,091
 9/30/00            $111,308              $115,469
12/31/00            $115,184              $120,325
 3/31/01            $118,782              $123,978
 6/30/01            $119,142              $124,677
 9/30/01            $122,730              $130,427
12/31/01            $123,432              $130,486
 3/31/02            $123,500              $130,607
 6/30/02            $127,529              $135,433
 9/30/02            $132,619              $141,638
12/31/02            $134,400              $143,867
 3/31/03            $136,651              $145,870
 6/30/03            $140,093              $149,518
 9/30/03            $140,177              $149,301
12/31/03            $141,444              $149,772
 3/31/04            $145,742              $153,754
 6/30/04            $142,334              $149,997
 9/30/04            $147,243              $154,792
12/31/04            $149,631              $156,270
 3/31/05            $149,256              $155,520
 6/30/05            $153,549              $160,199
 9/30/05            $153,163              $159,119
12/31/05            $154,130              $160,066
 3/31/06            $153,178              $159,030
 6/30/06            $152,953              $158,908
 9/30/06            $158,728              $164,959
12/31/06            $160,793              $167,002
 3/31/07            $163,330              $169,512
 6/30/07            $162,172              $168,635
 9/30/07            $163,932              $173,431
12/31/07            $166,643              $178,637

                          Average Annual Total Returns
                         (for period ended 12/31/2007)
--------------------------------------------------------------------------------

                                                                       Since
                                                                     Inception
              1 Year        3 Years       5 Years       10 Years    (3/30/1987)
--------------------------------------------------------------------------------
Fund            3.64%         3.65%         4.39%         5.24%         7.21%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                        Expenses Paid
                                        Beginning               Ending                 During Period(+)
                                      Account Value          Account Value              July 1, 2007
                                      July 1, 2007          December 31, 2007       to December 31, 2007
-------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00              $1,027.60                   $2.56
Hypothetical (5% return
  per year before expenses)             $1,000.00              $1,022.68                   $2.55

---------------
(+) Expenses are equal to the Fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example reflects the combined expenses of the Fund and the master portfolio in which it invests all its assets.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

           Portfolio Information as of December 31, 2007 (Unaudited)
--------------------------------------------------------------------------------
The Portfolio is actively managed. Current holdings may be different than those presented below.

                                                    Percentage of
Summary of Combined Ratings                          Investments
-------------------------------------------------------------------------
Quality Breakdown
-------------------------------------------------------------------------
AAA and higher                                           62.0%
AA                                                        5.6
A                                                        13.3
BBB                                                      15.8
BB                                                        2.2
B                                                         1.1
                                                       ---------
                                                        100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Portfolio treats the security as being rated in the higher rating category.

                                                                                Percentage of
Top Ten Holdings*                               Rate      Maturity               Investments
---------------------------------------------------------------------------------------------
FGLMC (TBA)                                     5.500%     1/14/2038                 8.1%
FNMA (TBA)                                      5.000       1/1/2021                 5.8
FNMA (TBA)                                      6.000       1/1/2036                 5.3
U.S. Treasury Note                              4.625      7/31/2012                 4.0
U.S. Treasury Note                              4.625     11/15/2016                 1.8
U.S. Treasury Note                              5.125      6/30/2008                 1.6
Citibank Credit Card Issuance Trust 2006-C4 C4  5.470       1/9/2012                 1.3
U.S. Treasury Bond                              4.500      2/15/2036                 1.2
FNMA                                            5.000      11/1/2036                 1.2
U.S. Treasury Bond                              5.000      5/15/2037                 1.1
                                                                                    ------
                                                                                     31.4%

* Excluding short-term investments and investment of cash collateral.

                                                        Percentage of
Economic Sector Allocation                               Investments
--------------------------------------------------------------------------------
Government/Agency                                           11.1%
Corporate                                                   29.5
Emerging Markets                                             1.6
Mortgage Pass-Thru                                          33.5
ABS/CMO/CMBS                                                17.4
Municipal                                                    1.6
Cash & Equivalents                                           5.3
                                                           ------
                                                           100.0%

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

     Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--127.9%

BONDS AND NOTES--117.4%

Asset Backed--13.0%
Accredited Mortgage Loan Trust 2006-1 A1 (a) (b)                       4.925%         4/25/2036      USD   178,163       $  177,563
ACE Securities Corp. 2006-ASL1 A (a) (b)                               5.005          2/25/2036            260,809          229,938
American Express Credit Account Master Trust 2004-C 144A (a) (b)       5.528          2/15/2012          1,165,273        1,164,991
American Express Credit Account Master Trust 2007-6A C 144A (a)        5.418          1/15/2013          4,275,000        4,114,889
American General Mortgage Loan Trust 2006-1 A1 144A (a)                5.750         12/25/2035             45,371           45,100
Americredit Prime Automobile Receivables 144A                          6.960           1/8/2011          1,040,000          945,745
Bank of America Credit Card Trust 2007-B1 B1 (a) (b)                   5.108          6/15/2012          5,700,000        5,598,604
Bank of America Credit Card Trust 2007-C1 C1 (a)                       5.318          6/16/2014          5,250,000        4,856,250
Bank of America Credit Card Trust 2007-C2 C2 (a)                       5.297          9/17/2012             15,000           14,509
Bank One Issuance Trust 2003-C4 C4 (a)                                 6.058          2/15/2011            100,000          100,238
Bank One Issuance Trust 2004-C1 C1 (a)                                 5.528         11/15/2011            120,000          118,453
Bayview Financial Acquisition Trust 2005-B 1A6                         5.208          4/28/2039            200,000          170,260
Capital Auto Receivables Asset Trust 2004-2 D 144A (b)                 5.820          5/15/2012          1,950,000        1,944,224
Capital Auto Receivables Asset Trust 2005-1 C (b)                      4.730          9/15/2010          1,000,000        1,000,078
Capital One Auto Finance Trust 2007-C A3A (b)                          5.130          4/16/2012          2,730,000        2,728,251
Carrington Mortgage Loan Trust 2006-RFC1 A1 (a) (b)                    4.905          5/25/2036            380,784          377,440
Centex Home Equity 2006-A AV1 (a) (b)                                  4.915          6/25/2036             94,711           94,352
Chaseflex Trust 2006-2 A1A (a) (b)                                     5.590          9/25/2036            418,845          420,486
Citibank Credit Card Issuance Trust 2006-C4 C4 (a) (b)                 5.470           1/9/2012          8,615,000        8,322,756
Citibank Credit Card Issuance Trust 2007-B1 B1 (a)                     5.304           4/2/2012             70,000           68,576
Citicorp Residential Mortgage Securities 2006-2 A2 (b)                 5.557          9/25/2036          2,600,000        2,566,855
Citicorp Residential Mortgage Securities 2007-2 A1A (b)                5.983          6/25/2037          2,985,584        2,971,250
Citicorp Residential Mortgage Securities 2007-2 M8                     7.000          6/25/2037            400,000           74,198
Citicorp Residential Mortgage Securities 2007-2 M9                     7.000          6/25/2037          2,095,000          314,250
Citigroup Mortgage Loan Trust, Inc. 2005-WF1 A5 (a)                    5.010          2/25/2035            175,000          171,034
Citigroup Mortgage Loan Trust, Inc. 2005-WF2 AF2 (b)                   4.922          8/25/2035             55,358           55,228
Citigroup Mortgage Loan Trust, Inc. 2005-WF2 AF7                       5.249          8/25/2035          1,955,000        1,811,227
Citigroup Mortgage Loan Trust, Inc. 2006-WF1 A2A (b)                   5.701          3/25/2036              4,152            4,152
Countrywide Asset-Backed Certificates 2006-1 AF1 (a)                   4.995          7/25/2036              1,992            1,989
Countrywide Asset-Backed Certificates 2007-4 M5                        6.920          3/25/2037          1,155,000          411,408
Credit Suisse Mortgage Capital Certificate 2007-1 1A6A (a)             5.863          2/25/2037          1,805,000        1,715,650
Credit-Based Asset Servicing and Securitization 2006-CB2 AF1 (b)       5.717         12/25/2036            117,599          116,664
CS First Boston Mortgage Securities Corp. 2002-HE4                     6.940          8/25/2032            466,676          461,291
CSAB Mortgage Backed Trust 2006-3 A1A (b)                              6.000         11/25/2036          3,058,881        3,065,593
First NLC Trust 2005-3 AV2 (a) (b)                                     5.095         12/25/2035            261,458          261,128
Ford Credit Auto Owner Trust 2005-A A4 (b)                             3.720         10/15/2009          1,846,507        1,837,145
Ford Credit Auto Owner Trust 2005-B B (b)                              4.640          4/15/2010          1,500,000        1,500,007
Ford Credit Auto Owner Trust 2005-C C                                  4.720          2/15/2011            755,000          756,948
Ford Credit Auto Owner Trust 2006-C C                                  5.470          9/15/2012            590,000          579,970
Ford Credit Auto Owner Trust 2007-A D 144A                             7.050         12/15/2013            600,000          573,035
Green Tree Financial Corp. 1994-7 M1 (b)                               9.250          3/15/2020            539,083          558,670
GSAA Home Equity Trust 2006-7 AV1 (a) (b)                              4.945          3/25/2046            932,126          930,550
GSAMP Trust 2006-S4 A1 (a) (b)                                         4.955          5/25/2036            496,906          400,313
Hyundai Auto Receivables Trust 2004-A B                                3.460          8/15/2011             27,214           27,045
Hyundai Auto Receivables Trust 2004-A C                                3.360          8/15/2011              5,438            5,373
Hyundai Auto Receivables Trust 2006-B C                                5.250          5/15/2013             10,000            9,913
Hyundai Auto Receivables Trust 2007-A A3A                              5.040          1/17/2012            915,000          919,310
Indymac Index Mortgage Loan Trust 2006-AR25 4A2 (a) (b)                6.139          9/25/2036          2,270,550        2,295,550
JP Morgan Mortgage Acquisition Corp. 2006-CW1 A2 (a) (b)               4.905          5/25/2036            193,171          191,718

The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed (continued)
JP Morgan Mortgage Acquisition Corp. 2007-HE1 AF1 (a) (b)              4.965%         2/25/2009      USD 2,386,396      $ 2,340,554
MBNA Credit Card Master Note Trust 2002-C1 C1                          6.800          7/15/2014             65,000           65,945
Morgan Stanley ABS Capital I 2006-HE3 A2A (a) (b)                      4.905          4/25/2036            188,657          187,287
Morgan Stanley Home Equity Loans 2006-1 B1 (a)                         6.415         12/25/2035            175,000           68,013
Morgan Stanley Mortgage Loan Trust 2006-15XS A6B                       5.830         11/25/2036            825,000          772,169
Newcastle Mortgage Securities Trust 2006-1 A1 (a) (b)                  4.935          3/25/2036            312,348          309,991
Nomura Asset Acceptance Corp. 2005-AP1 2A5                             4.855          2/25/2035             40,000           37,718
Nomura Asset Acceptance Corp. 2005-AP2 A5                              4.976          5/25/2035          1,153,000        1,099,965
Nomura Asset Acceptance Corp. 2005-WF1 2A5                             5.159          3/25/2035          1,033,000          952,353
Origen Manufactured Housing 2004-B A2                                  3.790         12/15/2017             48,535           48,158
Origen Manufactured Housing 2005-B A1 (b)                              5.250          2/15/2014            245,446          245,065
Origen Manufactured Housing 2005-B A2                                  5.247         12/15/2018            200,000          200,465
Origen Manufactured Housing 2005-B A3                                  5.605          5/15/2022            100,000          101,014
Ownit Mortgage Loan Asset-Backed Certification 2006-1 AF1 (b)          5.424         12/25/2036          1,223,105        1,204,317
Popular ABS Mortgage Pass-Through Trust 2005-5 AF6                     5.331         11/25/2035             25,000           23,342
Popular ABS Mortgage Pass-Through Trust 2005-6 M1                      5.910          1/25/2036            180,000          159,939
Renaissance Home Equity Loan Trust 2005-2 M9                           6.639          8/25/2035             25,000           11,159
Renaissance Home Equity Loan Trust 2006-2 AF1 (b)                      5.999          8/25/2036            166,351          165,639
Residential Asset Mortgage Products, Inc. 2003-RS9 MI1                 5.800         10/25/2033             14,674           13,745
Residential Asset Mortgage Products, Inc. 2004-RS12 AI6                4.547         12/25/2034             80,000           78,089
Residential Asset Securities Corp. 2003-KS7 MI3 (a)                    5.750          9/25/2033            315,576          237,884
Residential Funding Mortgage Securities 2005-HI3 A4                    5.490          9/25/2035            100,000           82,036
Residential Funding Mortgage Securities II 2006-HSA2 AI2 (a) (b)       5.496          3/25/2036            300,000          276,430
Soundview Home Equity Loan Trust 2005-B M2                             5.725          5/25/2035            295,000          162,250
Soundview Home Equity Loan Trust 2005-M M3                             5.825          5/25/2035            304,242          177,850
Specialty Underwriting & Residential Finance 2006-BC2 A2A (a) (b)      4.925          2/25/2037            575,685          571,996
Specialty Underwriting & Residential Finance 2006-BC2 A2B              5.978          2/25/2037            400,000          392,112
Structured Asset Securities Corp. 2005-S3 M1 (a) (b)                   5.365          6/25/2035            996,874          993,744
Structured Asset Securities Corp. 2006-WF2 A1 (a)                      4.895          7/25/2036            113,300          112,263
Terwin Mortgage Trust 2006-9HGA A1 144A (a) (c)                        4.945         10/25/2037            320,766          313,388
USAA Auto Owner Trust 2004-2 A4                                        3.580          2/15/2011             18,589           18,572
Vanderbilt Mortgage Finance 1999-A 1A6 (a)                             6.750           3/7/2029          1,130,000        1,156,786
Wachovia Auto Loan Owner Trust 2007-1 D                                5.650          2/20/2013          1,865,000        1,753,249
Wells Fargo Home Equity Trust 2006-1 A1 (a) (b)                        4.895          5/25/2036            105,734          105,508
Wells Fargo Mortgage Backed Securities Trust 2003-1 2A9                5.750          2/25/2033            225,000          223,203
WFS Financial Owner Trust 2004-3 B                                     3.510          2/17/2012              8,721            8,645
WFS Financial Owner Trust 2004-4 C (b)                                 3.210          5/17/2012            449,454          443,757
WFS Financial Owner Trust 2005-2 B (b)                                 4.570         11/19/2012            961,000          960,543
WFS Financial Owner Trust 2005-3 B (b)                                 4.500          5/17/2013            625,000          624,717
                                                                                                                        -----------
Total Asset Backed (Cost $77,882,607)                                                                                    73,780,027
                                                                                                                        -----------

Collateralized Mortgage Obligations--8.7%
Banc of America Mortgage Securities 2004-F 2A7 (a)                     4.146          7/25/2034             30,071           29,859
Countrywide Home Loans 2005-31 2A1 (a) (b)                             5.494          1/25/2036          3,376,987        3,367,375
First Horizon Alternative Mortgage Securities 2004-FA1 1A1             6.250         10/25/2034            215,992          215,988
GNMA 2003-48 AC (b)                                                    2.712          2/16/2020          1,589,155        1,567,799
GNMA 2003-72 A (b)                                                     3.206          4/16/2018          1,193,174        1,182,813
GNMA 2003-88 AC (b)                                                    2.914          6/16/2018          1,103,595        1,088,429
GNMA 2003-96 B (b)                                                     3.607          8/16/2018            271,198          268,360
GNMA 2004-108 A                                                        3.999          5/16/2027             39,491           38,957
GNMA 2004-12A (b)                                                      3.110          1/16/2019          1,039,287        1,017,242
GNMA 2004-23 B (b)                                                     2.946          3/16/2019          4,111,266        4,011,194
GNMA 2004-25 AC (b)                                                    3.377          1/16/2023            730,270          716,741

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (continued)
GNMA 2004-43 A (b)                                                     2.822%        12/16/2019      USD 1,135,970      $ 1,107,467
GNMA 2004-51 A (b)                                                     4.145          2/16/2018          1,273,205        1,261,406
GNMA 2004-57 A (b)                                                     3.022          1/16/2019            806,398          789,047
GNMA 2004-67 A (b)                                                     3.648          9/16/2017            310,325          306,759
GNMA 2004-77 A (b)                                                     3.402          3/16/2020            462,477          455,664
GNMA 2004-9 A (b)                                                      3.360          8/16/2022             58,693           57,598
GNMA 2004-97 AB (b)                                                    3.084          4/16/2022          1,717,776        1,682,194
GNMA 2005-12 A (b)                                                     4.044          5/16/2021             34,310           33,945
GNMA 2005-14 A (b)                                                     4.130          2/16/2027             64,627           64,022
GNMA 2005-32 B (b)                                                     4.385          8/16/2030          1,419,076        1,410,578
GNMA 2005-42 A                                                         4.045          7/16/2020             30,894           30,580
GNMA 2005-50 A (b)                                                     4.015         10/16/2026             49,321           48,780
GNMA 2005-52 A (b)                                                     4.287          1/16/2030             84,516           83,900
GNMA 2005-67 A                                                         4.217          6/16/2021             17,267           17,126
GNMA 2005-79 A                                                         3.998         10/16/2033             21,298           21,056
GNMA 2005-87 A (b)                                                     4.449          3/16/2025          1,235,899        1,229,815
GNMA 2005-9 A (b)                                                      4.026          5/16/2022          1,537,144        1,520,647
GNMA 2005-90 A (b)                                                     3.760          9/16/2028          1,767,118        1,738,241
GNMA 2006-5 A (b)                                                      4.241          7/16/2029          1,564,259        1,551,429
GNMA 2006-55 A (b)                                                     4.248          7/16/2029          2,329,551        2,308,897
GNMA 2006-6 A (b)                                                      4.045         10/16/2023            223,706          221,425
GNMA 2006-67 A (b)                                                     3.947          10/6/2011          2,785,213        2,746,892
GNMA 2006-9 A (b)                                                      4.201          8/16/2026          2,639,028        2,615,794
GNMA 2007-46 A (b)                                                     3.137         11/16/2029          1,279,368        1,256,688
GNMA 2007-52 A                                                         4.054         10/16/2025          1,791,340        1,771,383
GNMA REMIC 2005-29 A (b)                                               4.016          7/16/2027          1,049,642        1,036,570
GNMA REMIC 2006-3 A (b)                                                4.212          1/16/2028          2,132,949        2,114,588
GNMA REMIC 2006-66 A (b)                                               4.087          8/16/2030          2,658,966        2,629,936
Indymac Index Mortgage Loan Trust 2006-AR9 B1 (a)                      6.047          6/25/2036            149,656          128,868
Indymac Index Mortgage Loan Trust 2006-AR9 B2 (a)                      6.047          6/25/2036            274,370          188,608
JP Morgan Mortgage Trust 2005-A1 5A1 (a)                               4.485          2/25/2035             39,386           38,399
JP Morgan Mortgage Trust 2005-A7 1A2 (a)                               4.987         10/25/2035            150,000          149,213
Structured Asset Mortgage Investments, Inc. 1998-2 B (a)               5.841          4/30/2030             37,799           37,649
Washington Mutual 2003-AR10 A5 (a)                                     4.056         10/25/2033             72,000           71,552
Washington Mutual 2003-AR10 A6 (a) (b)                                 4.056         10/25/2033          2,134,000        2,121,541
Washington Mutual 2004-AR7 A6 (a) (b)                                  3.940          7/25/2034            266,000          262,935
Washington Mutual 2004-AR9 A7 (a) (b)                                  4.143          8/25/2034          1,442,000        1,429,469
Washington Mutual 2005-AR4 A4B (a) (b)                                 4.672          4/25/2035            706,000          700,578
Wells Fargo Mortgage Backed Securities Trust 2005-AR1 1A1 (a) (b)      4.540          2/25/2035            607,631          603,366
                                                                                                                        -----------
Total Collateralized Mortgage Obligations (Cost $49,176,668)                                                             49,349,362
                                                                                                                        -----------

Corporate--36.5%

Banking--9.8%
Bac Capital Trust XIV (a)                                              5.630         12/31/2049             55,000           48,808
Barclays Bank PLC 144A (a)                                             5.926         12/15/2049            535,000          497,808
Barclays Bank PLC 144A (a)                                             7.434         12/15/2049            245,000          254,592
Capital One Financial Co. (a) (b)                                      5.426          9/10/2009          2,620,000        2,476,345
CBA Capital Trust I 144A                                               5.805          6/30/2015             46,000           45,112
Chevy Chase Bank FSB                                                   6.875          12/1/2013          1,527,000        1,454,468
Chuo Mitsui Trust & Banking Co. Ltd. 144A (a)                          5.506          2/15/2049          1,435,000        1,319,468
Citigroup, Inc.                                                        5.300         10/17/2012          1,330,000        1,347,303
City National Corp.                                                    5.125          2/15/2013            640,000          638,663

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Banking (continued)
Colonial Bank                                                          8.000%         3/15/2009      USD   485,000      $   501,172
Colonial Bank                                                          6.375          12/1/2015          1,100,000        1,087,148
Compass Bank, Notes                                                    5.500           4/1/2020             15,000           14,113
Export-Import Bank of Korea                                            4.500          8/12/2009            995,000          984,580
Glitnir Banking HF 144A (a)                                            5.403         10/15/2008            165,000          164,857
Glitnir Banking HF 144A (a)                                            6.693          6/15/2016            605,000          609,468
Greater Bay Bancorp                                                    5.250          3/31/2008            100,000          100,089
ICICI Bank Ltd. 144A (a)                                               5.788          1/12/2010            755,000          745,261
Industrial Bank of Korea 144A (a)                                      4.000          5/19/2014            305,000          301,936
JPMorgan Chase & Co                                                    5.125          9/15/2014          1,694,000        1,660,423
Kaupthing Bank 144A                                                    7.125          5/19/2016            685,000          627,976
M&T Bank Corp.                                                         5.375          5/24/2012            780,000          777,942
Manufacturers & Traders Trust Co. (a)                                  5.585         12/28/2020            625,000          579,375
Marshall and Ilsley Bank (a) (b)                                       5.401          12/4/2012          5,125,000        4,833,280
Marshall and Ilsley Corp.                                              5.626          8/17/2009             50,000           50,497
Mizuho JGB Investment 144A (a)                                         9.870          8/30/2049          1,825,000        1,841,666
MUFG Capital Financial 1 Ltd. (a)                                      6.346          3/15/2049          1,065,000        1,008,698
Northern Rock PLC 144A (a)                                             5.600          4/30/2014            730,000          452,600
Northern Rock PLC 144A (a)                                             6.594          6/28/2049            310,000          192,200
Regions Financial Corp. (a) (b)                                        4.978           8/8/2008          1,725,000        1,722,238
Resona Bank Ltd. 144a (a)                                              5.850          1/10/2049          1,015,000          943,597
Royal Bank of Scotland Group PLC 144A (a)                              6.990          10/5/2049          2,675,000        2,666,954
SB Treasury Co. 144A (a)                                               9.400          6/30/2049            745,000          759,669
Shinsei Finance Cayman Ltd 144A (a)                                    6.418          7/20/2048          1,295,000        1,099,473
SMFG Preferred Capital 144A (a)                                        6.078          7/25/2049          1,500,000        1,381,830
Sovereign Bancorp (a)                                                  5.404           3/1/2009            215,000          212,039
Sovereign Bancorp (a) (b)                                              5.114          3/23/2010          1,335,000        1,324,731
Sovereign Bancorp                                                      4.800           9/1/2010          1,175,000        1,170,614
St. George Bank Ltd. 144A                                              5.300         10/15/2015            941,000          912,996
Suntrust Preferred Capital I (a)                                       5.853         12/15/2036          1,300,000        1,147,250
Tokai PFD Capital Co. 144A CVT (a)                                     9.980          6/30/2049          1,040,000        1,053,759
USB Capital IX (a)                                                     6.189          4/15/2042            155,000          140,277
Wachovia Bank NA                                                       5.000          8/15/2015          1,130,000        1,068,578
Wachovia Corp. (b)                                                     6.375          1/15/2009          1,855,000        1,884,845
Washington Mutual, Inc. (a) (b)                                        5.543          1/15/2010          1,195,000        1,110,972
Washington Mutual, Inc. (a) (b)                                        5.170          8/24/2009          1,795,000        1,602,903
Wells Fargo & Co.                                                      6.375           8/1/2011            850,000          888,489
Wells Fargo Bank NA                                                    7.550          6/21/2010          5,920,000        6,327,337
Western Financial Bank FSB (b)                                         9.625          5/15/2012            975,000        1,048,654
Zions Bancorporation (a) (b)                                           5.363          4/15/2008            835,000          828,909
Zions Bancorporation                                                   6.000          9/15/2015          1,391,000        1,350,546
                                                                                                                        -----------
                                                                                                                         55,262,508
                                                                                                                        -----------

Basic Materials--1.1%
Cabot Corp. 144A                                                       5.250           9/1/2013            960,000          984,925
Enterprise Products Operations                                         4.625         10/15/2009            250,000          249,607
Enterprise Products Operations                                         5.600         10/15/2014          1,860,000        1,856,269
ICI Wilmington, Inc. (b)                                               4.375          12/1/2008          1,394,000        1,392,080
Lubrizol Corp.                                                         4.625          10/1/2009            930,000          933,956
Rohm & Haas Holdings Co.                                               5.600          3/15/2013            445,000          462,400
                                                                                                                        -----------
                                                                                                                          5,879,237
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Communications--1.7%
America Movil (a)                                                      4.958%         6/27/2008      USD    10,000      $     9,950
AT&T Corp.                                                             7.300         11/15/2011          1,055,000        1,143,100
AT&T, Inc. (a) (b)                                                     4.959          5/15/2008            895,000          894,168
AT&T, Inc. (a)                                                         4.978           2/5/2010             50,000           49,553
Clear Channel Communication, Inc.                                      4.500          1/15/2010             50,000           46,250
Comcast Corp. (a)                                                      5.543          7/14/2009            540,000          538,034
Comcast Corp.                                                          5.500          3/15/2011            360,000          363,441
Comcast Corp.                                                          6.300         11/15/2017             40,000           41,501
COX Communications, Inc.                                               7.125          10/1/2012             75,000           79,985
New Cingular Wireless Services, Inc.                                   8.750           3/1/2031            442,000          572,824
News America Holdings, Inc.                                            7.700         10/30/2025          1,020,000        1,145,806
News America, Inc.                                                     6.150           3/1/2037             80,000           77,279
Qwest Corp.                                                            5.625         11/15/2008             15,000           14,925
Qwest Corp.                                                            7.875           9/1/2011            135,000          140,400
Qwest Corp.                                                            8.875          3/15/2012             90,000           96,300
Qwest Corp.                                                            7.500          10/1/2014            860,000          872,900
Qwest Corp. (a)                                                        8.241          6/15/2013             85,000           86,700
TCI Communications, Inc.                                               7.875          2/15/2026            825,000          932,294
Time Warner Cable, Inc.                                                5.850           5/1/2017          1,140,000        1,142,814
Time Warner, Inc. (a)                                                  5.109         11/13/2009             60,000           58,524
Time Warner, Inc.                                                      6.750          4/15/2011          1,123,000        1,169,646
Time Warner, Inc.                                                      5.875         11/15/2016             95,000           94,416
Verizon Global Funding Corp.                                           7.750          6/15/2032             11,000           12,880
                                                                                                                        -----------
                                                                                                                          9,583,690
                                                                                                                        -----------

Consumer Cyclical--0.7%
Caesars Entertainment, Inc. (b)                                        8.875          9/15/2008            900,000          930,673
Daimler Chrysler Finance NA LLC (a)                                    5.461          3/13/2009             85,000           84,526
Daimler Chrysler NA Holding Corp. (a)                                  5.541          3/13/2009            150,000          148,958
Daimler Chrysler NA Holding Corp.                                      4.875          6/15/2010            480,000          477,867
Federated Retail Holding, Inc.                                         5.350          3/15/2012            290,000          282,546
Federated Retail Holding, Inc.                                         5.900          12/1/2016            470,000          442,644
Heinz (H.J.) Co. 144A (b)                                              6.428          12/1/2008            780,000          794,079
May Department Stores Co.                                              5.950          11/1/2008             55,000           55,141
May Department Stores Co.                                              4.800          7/15/2009             30,000           29,830
MGM Mirage, Inc                                                        8.500          9/15/2010             30,000           31,125
MGM Mirage, Inc.                                                       8.375           2/1/2011            620,000          633,950
                                                                                                                        -----------
                                                                                                                          3,911,339
                                                                                                                        -----------

Consumer Noncyclical--0.2%
Safeway, Inc.                                                          4.125          11/1/2008             85,000           84,086
Tyson Foods, Inc.                                                      6.850           4/1/2016            705,000          723,439
Wyeth                                                                  5.500           2/1/2014            571,000          579,945
                                                                                                                        -----------
                                                                                                                          1,387,470
                                                                                                                        -----------

Energy--0.5%
Amerada Hess Corp.                                                     6.650          8/15/2011          1,105,000        1,166,258
Anadarko Petroleum Corp. (a)                                           5.391          9/15/2009            110,000          108,298
ANR Pipeline Co.                                                       7.000           6/1/2025             10,000           10,999
Chesapeake Energy Corp.                                                7.500          6/15/2014            275,000          279,813
Chevron Phillips                                                       7.000          3/15/2011             18,000           19,355
El Paso Natural Gas Co.                                                7.500         11/15/2026              5,000            5,253

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Energy (continued)
Gaz Capital 144A                                                       6.510%          3/7/2022      USD 1,370,000      $ 1,302,459
Oneok, Inc.                                                            5.510          2/16/2008             50,000           49,965
                                                                                                                        -----------
                                                                                                                          2,942,400
                                                                                                                        -----------

Financial--14.0%
Aegon Funding Corp.                                                    5.750         12/15/2020          1,215,000        1,162,862
Allstate Corp. (a)                                                     6.500          5/15/2057            550,000          511,872
American Express Credit Co. (a) (b)                                    5.303          11/9/2009          1,070,000        1,051,915
American International Group, Inc.                                     5.050          10/1/2015            595,000          574,606
Ameriprise Financial, Inc. (a)                                         7.518           6/1/2066            660,000          657,259
Amvescap PLC                                                           5.625          4/17/2012             85,000           83,826
Amvescap PLC                                                           5.375          2/27/2013            645,000          617,768
Arden Realty LP REIT                                                   5.200           9/1/2011            820,000          843,154
Arden Realty LP REIT                                                   5.250           3/1/2015            111,000          111,545
Avalonbay Communities REIT                                             6.625          9/15/2011            750,000          783,333
Bear Stearns Co., Inc. (b)                                             3.250          3/25/2009          2,710,000        2,624,131
Bear Stearns Co., Inc.                                                 5.500          8/15/2011          1,120,000        1,105,880
Boeing Capital Corp.                                                   7.375          9/27/2010          1,055,000        1,132,587
Boston Properties LP REIT                                              5.625          4/15/2015            695,000          672,122
Boston Properties LP REIT                                              5.000           6/1/2015             20,000           18,528
Boston Properties, Inc. REIT                                           6.250          1/15/2013             58,000           58,255
Capmark Financial Group 144A                                           5.875          5/10/2012          1,800,000        1,424,815
Chubb Corp. (b)                                                        5.472          8/16/2008          2,600,000        2,603,123
CIT Group, Inc. (a)                                                    5.019          8/15/2008            135,000          133,942
Commercial Net Lease Realtor REIT                                      6.150         12/15/2015            610,000          609,484
Countrywide Financial Corp.                                            5.800           6/7/2012          1,110,000          810,854
Countrywide Home Loan                                                  3.250          5/21/2008            710,000          641,604
Credit Suisse Guernsey (a)                                             5.860           5/8/2049          1,320,000        1,181,661
Credit Suisse USA, Inc.                                                5.500          8/16/2011          1,740,000        1,787,892
Credit Suisse, Inc.                                                    4.125          1/15/2010          2,665,000        2,652,280
Daimler Chrysler Holding Corp. (a)                                     5.441         10/31/2008            315,000          314,394
Duke Realty Corp REIT                                                  5.250          1/15/2010            160,000          160,371
Duke Realty LP                                                         7.750         11/15/2009            929,000          975,951
Duke Realty LP                                                         6.950          3/15/2011             95,000           99,587
Duke Realty LP                                                         5.875          8/15/2012          1,150,000        1,161,756
Erac USA Finance Co. 144A                                              7.350          6/15/2008             70,000           70,597
Erac USA Finance Co. 144A (a) (b)                                      5.234          4/30/2009            345,000          343,446
Erac USA Finance Co. 144A                                              7.950         12/15/2009          1,088,000        1,141,743
Erac USA Finance Co. 144A                                              6.375         10/15/2017             25,000           24,153
ERP Operating LP                                                       4.750          6/15/2009             74,000           73,009
ERP Operating LP                                                       6.625          3/15/2012            200,000          207,608
ERP Operating LP                                                       5.500          10/1/2012          1,055,000        1,045,829
ERP Operating LP                                                       5.125          3/15/2016            855,000          795,490
ERP Operating LP                                                       5.375           8/1/2016            367,000          346,161
Federal Realty Investment Trust REIT                                   6.000          7/15/2012            410,000          420,804
Federal Realty Investment Trust REIT                                   5.400          12/1/2013             25,000           24,715
Federal Realty Investment Trust REIT                                   5.650           6/1/2016            760,000          731,593
Ford Motor Credit Co. LLC                                              7.375         10/28/2009          2,940,000        2,767,263
Ford Motor Credit Co. LLC                                              5.800          1/12/2009             45,000           42,714
General Electric Capital Corp. (a) (b)                                 5.280         10/21/2010          2,975,000        2,973,715
Goldman Sachs Capital II (a)                                           5.793           5/8/2049          1,020,000          908,132
Goldman Sachs Group, Inc.                                              5.625          1/15/2017            420,000          410,162
Goldman Sachs Group, Inc.                                              6.750          10/1/2037             80,000           78,382
Hanover Insurance Group                                                7.625         10/15/2025             25,000           24,156

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financial (continued)
Hartford Financial Services Group (b)                                  5.550%         8/16/2008      USD 1,020,000      $ 1,022,353
Hartford Financial Services Group                                      5.663         11/16/2008            485,000          489,787
Healthcare Realty Trust REIT                                           5.125           4/1/2014            210,000          199,638
HRPT Properties Trust REIT (a) (b)                                     5.591          3/16/2011            586,000          565,758
HSBC Finance Corp.                                                     4.750          4/15/2010             18,000           17,901
HSBC Finance Corp.                                                     5.500          1/19/2016          1,125,000        1,097,927
HSBC Financial Capital Trust IX (a)                                    5.911         11/30/2035          3,435,000        3,178,337
International Lease Finance Corp. (a)                                  5.250          5/24/2010             45,000           44,386
International Lease Finance Corp.                                      4.750          1/13/2012             23,000           22,690
Istar Financial, Inc. REIT (a) (b)                                     5.496           3/9/2010          2,060,000        1,847,266
Janus Capital Group, Inc.                                              6.250          6/15/2012          1,130,000        1,156,978
Jefferies Group, Inc.                                                  7.750          3/15/2012          2,040,000        2,215,107
JPMorgan and Co., Inc.                                                 6.250          1/15/2009             30,000           30,362
Kingsway America, Inc. 144A (c)                                        7.500           2/1/2014             50,000           52,761
Lehman Brothers Holdings (a) (b)                                       5.082          8/21/2009          1,850,000        1,797,732
Lehman Brothers Holdings                                               4.250          1/27/2010          2,925,000        2,874,125
Lehman Brothers Holdings                                               6.000          7/19/2012            435,000          442,932
Lehman Brothers Holdings                                               6.875          7/17/2037             80,000           78,215
Leucadia National Corp.                                                7.000          8/15/2013          1,280,000        1,225,600
Leucadia National Corp.                                                7.125          3/15/2017             75,000           69,375
Liberty Property LP REIT                                               5.500         12/15/2016            575,000          537,984
Liberty Property LP REIT                                               6.625          10/1/2017             40,000           40,022
Lincoln National Corp. (a) (b)                                         5.213          3/12/2010          1,385,000        1,360,149
Mack-Cali Realty LP REIT                                               5.050          4/15/2010            525,000          532,035
Mack-Cali Realty LP REIT                                               5.250          1/15/2012            895,000          907,582
Mack-Cali Realty LP REIT                                               5.125          1/15/2015            626,000          615,891
Mack-Cali Realty LP REIT                                               5.800          1/15/2016            645,000          644,576
MassMutual Global Funding II 144A                                      3.800          4/15/2009            687,000          682,216
MBNA Capital                                                           8.278          12/1/2026             65,000           67,590
MBNA Corp.                                                             6.125           3/1/2013          1,590,000        1,656,763
Merrill Lynch and Co. (a)                                              5.098           2/5/2010             15,000           14,617
Merrill Lynch and Co.                                                  4.250           2/8/2010            162,000          158,808
Merrill Lynch and Co.                                                  6.050          8/15/2012             50,000           50,960
Merrill Lynch and Co.                                                  5.700           5/2/2017          2,170,000        2,068,214
Metlife, Inc.                                                          5.000          6/15/2015          2,243,000        2,170,657
Morgan Stanley                                                         3.875          1/15/2009            160,000          158,354
Morgan Stanley                                                         5.750          8/31/2012          1,675,000        1,709,775
Morgan Stanley                                                         4.750           4/1/2014          1,389,000        1,301,290
Morgan Stanley                                                         5.750         10/18/2016          2,635,000        2,600,131
NB Capital Trust IV                                                    8.250          4/15/2027            285,000          295,973
Nippon Life Insurance 144A                                             4.875           8/9/2010          1,000,000        1,010,299
Pacific Life Global Funding 144A                                       3.750          1/15/2009             45,000           44,473
Phoenix Cos., Inc. (b)                                                 6.675          2/16/2008            535,000          535,631
Regency Centers LP                                                     5.250           8/1/2015            444,000          420,833
Regency Centers LP                                                     5.875          6/15/2017            355,000          343,051
Simon Property Group LP REIT                                           4.600          6/15/2010             70,000           69,584
Simon Property Group LP REIT                                           4.875          8/15/2010             25,000           24,775
Simon Property Group LP REIT                                           5.000           3/1/2012            906,000          883,722
Simon Property Group LP REIT                                           5.750           5/1/2012            836,000          841,001
Simon Property Group LP REIT                                           5.625          8/15/2014             55,000           53,808
Sprint Capital Corp.                                                   6.875          1/15/2028             50,000           47,418
                                                                                                                        -----------
                                                                                                                         79,274,441
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Health Care--0.6%
Baxter International, Inc.                                             5.196%         2/16/2008      USD   170,000      $   170,028
Bayer Corp. 144A (a)                                                   6.200          2/15/2008            275,000          275,523
Coventry Health Care, Inc.                                             5.875          1/15/2012            485,000          493,059
Coventry Health Care, Inc.                                             5.950          3/15/2017            750,000          735,383
Unitedhealth Group, Inc.                                               5.375          3/15/2016            760,000          744,907
Wellpoint, Inc.                                                        5.875          6/15/2017            775,000          780,272
                                                                                                                        -----------
                                                                                                                          3,199,172
                                                                                                                        -----------

Industrials--4.0%
Allied Waste North America                                             5.750          2/15/2011            545,000          534,100
Allied Waste North America                                             6.375          4/15/2011            435,000          430,650
Altria Group, Inc.                                                     7.750          1/15/2027          1,090,000        1,404,344
American Standard, Inc.                                                7.375           2/1/2008            195,000          195,233
Atlas Copco AB 144A                                                    5.600          5/22/2017            575,000          575,210
Ball Corp.                                                             6.875         12/15/2012            330,000          334,950
BJ Services Co. (a)                                                    5.294           6/1/2008            725,000          725,687
British Sky Broadcasting PLC                                           6.875          2/23/2009            143,000          145,779
British Sky Broadcasting PLC                                           8.200          7/15/2009          1,055,000        1,103,728
Case New Holland, Inc.                                                 7.125           3/1/2014            600,000          598,500
Centex Corp.                                                           4.750          1/15/2008             15,000           14,972
Community Health Systems                                               8.875          7/15/2015            630,000          641,813
Crown Americas, Inc.                                                   7.625         11/15/2013            780,000          797,550
D.R. Horton, Inc.                                                      5.875           7/1/2013             25,000           21,644
France Telecom SA                                                      7.750           3/1/2011            210,000          225,713
France Telecom SA                                                      8.500           3/1/2031          1,000,000        1,296,657
Healthcare Realty Trust, Inc. REIT                                     8.125           5/1/2011            620,000          676,904
John Deere Capital Corp. (a) (b)                                       5.164           9/1/2009            707,000          708,374
Koninklijike KPN NV                                                    8.000          10/1/2010            360,000          386,088
Kraft Foods, Inc.                                                      6.000          2/11/2013            305,000          313,572
Masco Corp. (a) (b)                                                    5.433          3/12/2010            775,000          748,604
Mohawk Industries, Inc.                                                5.750          1/15/2011          1,050,000        1,077,878
Mohegan Tribal Gaming Authority                                        6.125          2/15/2013             20,000           19,550
Northrop Grumman Corp.                                                 7.125          2/15/2011            545,000          580,832
Oakmont Asset Trust 144A                                               4.514         12/22/2008             80,000           79,749
Pemex Finance Ltd.                                                     9.690          8/15/2009             84,000           86,829
Pemex Finance Ltd.                                                     9.030          2/15/2011             48,750           51,553
Pemex Project Funding Master Trust 144A                                5.750           3/1/2018          1,225,000        1,221,938
Potash Corp. of Saskatchewan                                           4.875           3/1/2013             36,000           35,628
Raytheon Co.                                                           5.500         11/15/2012            388,000          403,983
Republic Services, Inc.                                                7.125          5/15/2009             20,000           20,843
Republic Services, Inc.                                                6.750          8/15/2011            840,000          880,544
Royal KPN NV                                                           8.375          10/1/2030            290,000          347,719
RPM International, Inc.                                                4.450         10/15/2009            255,000          252,561
Steel Dynamics, Inc. 144A                                              7.375          11/1/2012            830,000          834,150
Telefonica Emisiones                                                   5.984          6/20/2011          1,240,000        1,275,573
Terex Corp.                                                            7.375          1/15/2014             15,000           15,188
Teva Pharmaceutical Finance LLC                                        6.150           2/1/2036            865,000          859,001
Tyco International Group SA                                            6.875          1/15/2029             20,000           20,256
Union Pacific Corp.                                                    3.875          2/15/2009          1,400,000        1,388,065
Waste Management, Inc.                                                 6.500         11/15/2008             75,000           75,966
Waste Management, Inc.                                                 7.375           8/1/2010            280,000          295,763
Waste Management, Inc.                                                 7.000          7/15/2028            716,000          759,604
                                                                                                                        -----------
                                                                                                                         22,463,245
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Services--0.7%
CSX Corp. (b)                                                          6.250%        10/15/2008      USD   865,000     $    872,631
CVS Caremark Corp. (a) (b)                                             5.441           6/1/2010            530,000          524,315
CVS Corp.                                                              4.000          9/15/2009            360,000          353,241
CVS Corp.                                                              5.750          8/15/2011            430,000          440,465
Delhaize America, Inc.                                                 6.500          6/15/2017            370,000          378,520
Donnelley (R.R.) and Sons                                              6.125          1/15/2017             45,000           44,372
Home Depot, Inc. (a)                                                   5.116         12/16/2009             15,000           14,695
Lowes Companies, Inc.                                                  5.600          9/15/2012            365,000          374,868
Medco Health Solutions, Inc.                                           7.250          8/15/2013            385,000          421,749
Norfolk Southern Corp.                                                 6.750          2/15/2011            337,000          361,115
Ryder System, Inc.                                                     3.500          3/15/2009            155,000          153,255
                                                                                                                       ------------
                                                                                                                          3,939,226
                                                                                                                       ------------

Utilities--3.2%
AES Corp.                                                              8.875          2/15/2011             25,000           26,063
Appalachian Power Co.                                                  5.950          5/15/2033             19,000           17,571
Cinergy Corp.                                                          6.530         12/16/2008            120,000          121,773
Cleveland Electric Illuminating Co.                                    5.700           4/1/2017          1,500,000        1,464,744
Consolidated Edison                                                    5.300          12/1/2016          1,145,000        1,126,294
Consumers Energy Co.                                                   5.000          2/15/2012             75,000           74,449
Consumers Energy Co.                                                   5.375          4/15/2013          1,150,000        1,146,819
Dominion Resources, Inc. (a)                                           5.050         11/14/2008             30,000           29,942
Enel Finance Internation 144A                                          5.700          1/15/2013            550,000          558,405
Enel Finance Internation 144A                                          6.250          9/15/2017             60,000           60,715
FirstEnergy Corp.                                                      6.450         11/15/2011             80,000           82,609
FPL Group Capital, Inc                                                 5.625           9/1/2011          2,290,000        2,344,900
FPL Group Capital, Inc.                                                5.551          2/16/2008            295,000          295,077
Gulf Power Co.                                                         5.300          12/1/2016          1,385,000        1,376,780
Ipalco Enterprises, Inc.                                               8.625         11/14/2011             30,000           31,350
National Grid PLC                                                      6.300           8/1/2016          1,725,000        1,761,049
Nevada Power Co.                                                       6.750           7/1/2037            805,000          832,124
Niagara Mohawk Power Corp. (b)                                         7.750          10/1/2008          1,038,000        1,058,675
Nisource Capital Markets                                               7.860          7/15/2014             20,000           22,580
Nisource Finance Corp. (a) (b)                                         5.585         11/23/2009            835,000          826,936
Nisource Finance Corp.                                                 5.250          9/15/2017            820,000          753,837
Nisource Finance Corp.                                                 6.400          3/15/2018             20,000           19,955
Ohio Power Co. (a)                                                     5.424           4/5/2010          1,330,000        1,318,345
Pacific Gas & Electric Co.                                             3.600           3/1/2009            565,000          558,891
Pepco Holdings, Inc. (a)                                               5.749           6/1/2010             25,000           24,939
Public Service Co. of Colorado (b)                                     4.375          10/1/2008            958,000          953,181
Sierra Pacific Power Co.                                               6.750           7/1/2037            400,000          413,478
Southern Co.                                                           5.300          1/15/2012            890,000          906,149
Windsor Financing LLC 144A (c)                                         5.881          7/15/2017            236,361          248,517
                                                                                                                       ------------
                                                                                                                         18,456,147
                                                                                                                       ------------
Total Corporate (Cost $209,784,353)                                                                                     206,298,875
                                                                                                                       ------------

Municipal Bonds--2.0%
California                                                             3.500          10/1/2027             10,000            8,467
Delaware Housing Authority SFMR                                        5.800           7/1/2016            970,000          987,887
Erie County NY Tobacco Asset Securitization Corp.                      6.000           6/1/2028          1,100,000        1,012,187
Michigan Tobacco Settlement Finance Authority (a) (b)                  7.540           6/1/2034            970,000          919,657

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds (continued)
New York County Tobacco Trust IV                                       6.000%          6/1/2027      USD   210,000      $   204,794
Tobacco Settlement Authority Iowa                                      6.500           6/1/2023          3,563,000        3,394,826
Tobacco Settlement Authority Michigan                                  7.309           6/1/2034          5,095,000        4,793,682
                                                                                                                        -----------
Total Municipal Bonds (Cost $11,901,307)                                                                                 11,321,500
                                                                                                                        -----------

Sovereign Bonds--1.6%
Argentina Bonos (a)                                                    5.389           8/3/2012          4,460,000        2,542,200
Banco Nacional de Desenvolvimento Economico e Social (a)               5.330          6/16/2008          1,510,000        1,487,350
Republic of Argentina                                                  7.000          9/12/2013          1,400,000        1,232,000
Republic of El Salvador 144A                                           8.500          7/25/2011            870,000          948,300
Republic of South Africa                                               5.875          5/30/2022          1,524,000        1,490,762
Russian Federation 144A (c)                                            8.250          3/31/2010          1,475,065        1,530,380
                                                                                                                        -----------
Total Sovereign Bonds (Cost $9,482,464)                                                                                   9,230,992
                                                                                                                        -----------

Pass Thru Securities--41.4%

Non-Agency Pass Thru Securities--10.4%
Banc of America Commercial Mortgage, Inc. 2005-2 A2 (b)                4.247          7/10/2043          1,805,847        1,803,213
Banc of America Commerical Mortgage, Inc. 2002-2 A3                    5.118          7/11/2043            610,000          617,131
Bayview Commercial Asset Trust 2003-2 A 144A (a) (b)                   5.445         12/25/2033            370,646          365,769
Bayview Commercial Asset Trust 2004-1 A 144A (a) (b)                   5.225          4/25/2034            406,071          395,222
Bayview Commercial Asset Trust 2005-3A B1 144A (a) (b)                 5.965         11/25/2035            143,441          104,712
Bayview Commercial Asset Trust 2005-3A B3 144A (a) (b)                 7.865         11/25/2035            286,882          200,817
Bayview Commercial Asset Trust 2005-4A B3 144A (a) (b)                 8.365          1/25/2036            198,037          151,931
Bayview Commercial Asset Trust 2006-1A B2 144A (a) (b)                 6.565          4/25/2036            221,738          148,565
Bayview Commercial Asset Trust 2006-SP1 A1 144A (a) (b)                5.135          4/25/2036            297,218          288,070
Bayview Commercial Asset Trust 2006-SP2 A1 144A (a) (b)                5.145          4/25/2036          1,276,799        1,232,998
Bayview Commerical Asset Trust 2006-2A B2 144A (a) (b)                 6.335          7/25/2036            406,995          284,896
Bear Stearns Commercial Mortgage Securities 2003-T12 A3 (a)            4.240          8/13/2039          2,248,000        2,228,053
Bear Stearns Commerical Mortgage Securities 2004-PWR5 A3               4.565          7/11/2042             25,000           24,858
Bear Stearns Commercial Mortgage Securities 2005-T20 A2 (a)            5.127         10/12/2042             45,000           45,056
Bear Stearns Commercial Mortgage Securities 2006-PW12 AAB (a)          5.686          9/11/2038            950,000          973,012
Bear Stearns Commercial Mortgage Securities 2006-PW13 A3               5.518          9/11/2041            540,000          543,347
Bear Stearns Commercial Mortgage Securities 2006-PW14 AAB              5.171          12/1/2038          1,780,000        1,767,642
Bear Stearns Commercial Mortgage Securities 2006-T24 AB                5.533         10/12/2041          1,390,000        1,404,901
Bear Stearns Commercial Mortgage Securities, Inc. 1998-C1 A2 (b)       6.440          6/16/2030             81,671           81,753
Bear Stearns Commercial Mortgage Securities, Inc. 2003-T10 A2          4.740          3/13/2040             60,000           59,456
Bear Stearns Commercial Mortgage Securities, Inc. 2004-PWR5 A2         4.254          7/11/2042            160,000          159,099
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T18 A2 (a)      4.556          2/13/2042            105,000          104,105
Capco America Securitization Corp. 1998-D7 A1B (b)                     6.260         10/15/2030          1,938,966        1,948,313
Citigroup/Deutsche Bank Commercial Mortgage 2005-CD1 A2FX (a)          5.225          7/15/2044             20,000           20,078
Citigroup/Deutsche Bank Commercial Mortgage 2006-CD2 A2                5.408          1/15/2046            775,000          780,820
Credit Suisse/Morgan Stanley Commerical
  Mortgage Certificate 2006-HC1A A1 144A (a) (b)                       5.218          5/15/2023          1,218,021        1,199,924
Crown Castle Towers LLC, 2005-1A D 144A                                5.612          6/15/2035            660,000          653,789
Crown Castle Towers LLC, 2006-1A B 144A                                5.362         11/15/2036            620,000          608,778
Crown Castle Towers LLC, 2006-1A C 144A                                5.470         11/15/2036          1,680,000        1,635,614
Crown Castle Towers LLC, 2006-1A D 144A                                5.772         11/15/2036          1,025,000          982,278
DLJ Commercial Mortgage Corp. 1998-CF2 A1B                             6.240         11/12/2031            152,234          152,988
DLJ Commercial Mortgage Corp. 1998-CF2 B1 (a) (b)                      7.031         11/12/2031          2,450,000        2,491,101
DLJ Commercial Mortgage Corp. 1998-CG1 A1B                             6.410          6/10/2031             25,374           25,381
Global Signal Trust 2006-1 D 144A                                      6.052          2/15/2036          1,160,000        1,129,817
Global Signal Trust 2006-1 E 144A                                      6.495          2/15/2036            425,000          413,440

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Non-Agency Pass Thru Securities (continued)
GMAC Commercial Mortgage Securities, Inc. 1998-C2 A2 (b)               6.420%         5/15/2035      USD   615,077      $   616,735
GMAC Commercial Mortgage Securities, Inc. 2003-C3 A2                   4.223          4/10/2040            155,000          153,999
Goldman Sachs Mortgage Securities Corp., Cl. B 144A (a) (b)            5.502          3/20/2020          3,215,000        3,078,834
Goldman Sachs Mortgage Securities Corp., Cl. E 144A (a) (b)            5.692          3/20/2020          1,220,000        1,170,790
Goldman Sachs Mortgage Securities Corp., Cl. K 144A (a)                6.302          3/20/2020            700,000          635,750
Goldman Sachs Mortgage Securities Corp., Cl. L 144A (a)                6.552          3/20/2020             60,000           56,400
GS Mortgage Securities Corp. II 2007-EOP F 144A (a)                    5.732          3/20/2020             50,000           47,488
GS Mortgage Securities Corp. II 2007-EOP G 144A (a)                    5.772          3/20/2020             25,000           23,563
Impac CMB Trust 2005-8 2M2 (a)                                         5.615          2/25/2036            127,345           94,490
Impac CMB Trust 2005-8 2M3 (a)                                         6.365          2/25/2036            100,998           68,948
Impac Secured Assets Corp. 2006-1 2A1 (a) (b)                          5.215          5/25/2036            698,873          659,127
JP Morgan Chase Commerical Mortgage Security Co. 2004-C1 A2            4.302          1/15/2038          2,120,000        2,091,121
JP Morgan Chase Commercial Mortgage Security Co. 2005-LDP4 A2          4.790         10/15/2042             30,000           29,799
JP Morgan Chase Commercial Mortgage Security Co. 2006-LDP7 ASB (a)     5.875          4/15/2045            990,000        1,021,735
JP Morgan Chase Commerical Mortgage Security Co. 2005-LDP5 A2          5.198         12/15/2044          1,605,000        1,608,534
LB Commercial Conduit Mortgage Trust 1999-C1 B                         6.930          6/15/2031             62,000           63,572
LB-UBS Commercial Mortgage Trust 2001-C3 A2                            6.365         12/15/2028          1,950,000        2,049,929
LB-UBS Commercial Mortgage Trust 2006-C3 A2                            5.532          3/15/2039             20,000           20,256
Merrill Lynch Mortgage Trust, Inc. 2002-MW1 A3                         5.403          7/12/2034          1,725,000        1,752,468
Merrill Lynch Mortgage Trust, Inc. 2005-CIP1 A2                        4.960          7/12/2038          1,090,000        1,087,702
Merrill Lynch Mortgage Trust, Inc. 2005-CKI1 A2 (a)                    5.223         11/12/2037            375,000          376,990
Morgan Stanley Capital 1998-HF1 E (a)                                  7.193          3/15/2030             74,000           73,863
Morgan Stanley Capital 1998-HF1 F 144A (b)                             7.180          3/15/2030          2,000,000        2,000,462
Morgan Stanley Capital I 1999-CAM1 A4 (a)                              7.020          3/15/2032             18,996           19,252
Morgan Stanley Capital I 1999-RM1 A2 (a)                               6.710         12/15/2031            130,151          131,151
Morgan Stanley Capital I 1999-RM1 E (a)                                6.990         12/15/2031            100,000          101,735
Morgan Stanley Capital I 2005-HQ5 A2                                   4.809          1/14/2042          1,700,000        1,694,168
Morgan Stanley Capital I 2006-HQ9 A3                                   5.712          7/12/2044          2,630,000        2,671,970
Morgan Stanley Capital I 2006-HQ9 A4 (a)                               5.731          7/12/2044            960,000          986,516
Morgan Stanley Capital I 2006-HQ9 AAB                                  5.685          7/12/2044            425,000          433,877
Morgan Stanley Capital I 2006-IQ12 AAB                                 5.325         12/15/2043          1,115,000        1,115,239
Morgan Stanley Capital I 2006-T21 A2                                   5.090         10/12/2052          1,350,000        1,350,221
Morgan Stanley Capital I 2007-T27 A2 (a)                               5.651          6/11/2042          1,160,000        1,180,673
Morgan Stanley Dean Witter Capital I 2001-PPM A2                       6.400          2/15/2031             25,794           26,630
Morgan Stanley Dean Witter Capital I 2001-PPM A3                       6.540          2/15/2031             31,506           32,607
Nationslink Funding Corp. 1998-2 A2 (b)                                6.476          8/20/2030            703,946          704,337
SBA CMBS Trust 2006-1A D 144A                                          5.852         11/15/2036            400,000          388,000
Sovereign Commerical Mortgage Securities 2007-C1 D 144A (a)            5.775         10/22/2011            830,000          664,739
TIAA Real Estate CDO Ltd. 2007-C4 A3 (a)                               6.097          8/15/2039          1,010,000        1,040,116
Washington Mutual Asset Securities Corp. 2003-C1A A 144A (b)           3.830          1/25/2035          2,782,320        2,743,227
                                                                                                                        -----------
                                                                                                                         59,093,940
                                                                                                                        -----------

Agency Pass Thru Securities--31.0%
Fannie Mae Grantor Trust 2001-T11 B                                    5.503          9/25/2011             20,000           20,610
Fannie Mae Grantor Trust 2001-T6 B                                     6.088          5/25/2011            156,000          163,117
Fannie Mae Grantor Trust 2002-T11 A                                    4.769          4/25/2012             23,307           23,402
FGLMC                                                                  6.000           9/1/2037             49,643           50,384
FGLMC                                                                  6.000          10/1/2037             14,957           15,180
FGLMC                                                                  6.000          10/1/2037             14,971           15,194
FGLMC                                                                  6.000          10/1/2037             59,611           60,501
FGLMC                                                                  6.000          10/1/2037             24,948           25,320
FGLMC                                                                  6.000          11/1/2037            144,791          146,953

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Agency Pass Thru Securities (continued)
FGLMC (TBA) (d)                                                        5.500%         1/14/2038     USD 54,210,000     $ 54,091,389
FHLMC                                                                  6.000           6/1/2022            202,669          207,231
FHLMC (TBA) (d)                                                        5.500          1/17/2022          4,780,000        4,836,763
FHLMC Gold                                                             4.500          10/1/2009             32,401           32,165
FHLMC Gold                                                             4.000          10/1/2009            429,734          424,810
FHLMC Gold                                                             4.500           4/1/2010             36,744           36,587
FHLMC Gold                                                             3.500           9/1/2010            343,675          336,004
FHLMC Gold                                                             7.000          11/1/2031            106,255          111,483
FHLMC Gold                                                             7.000          11/1/2031            123,968          130,067
FHLMC Gold                                                             5.500           1/1/2034            694,689          694,070
FHLMC Gold                                                             5.500           3/1/2034            242,576          242,360
FNMA                                                                   4.000           5/1/2010          1,475,268        1,461,893
FNMA                                                                   3.640           6/1/2010          2,665,000        2,626,605
FNMA                                                                   3.530           7/1/2010          1,349,656        1,326,010
FNMA                                                                   5.000          10/1/2011             48,091           48,593
FNMA                                                                   5.139         12/25/2011            683,558          688,710
FNMA                                                                   8.500           6/1/2012              7,854            8,277
FNMA                                                                   4.060           6/1/2013             53,000           51,665
FNMA                                                                   4.900           1/1/2014            444,568          449,030
FNMA                                                                   4.500          11/1/2014             20,685           20,747
FNMA                                                                   6.500          12/1/2015              5,460            5,658
FNMA                                                                   5.140           1/1/2016             75,000           76,152
FNMA                                                                   6.000           7/1/2017              6,024            6,175
FNMA                                                                   5.000           1/1/2019            322,849          323,444
FNMA                                                                   5.500          11/1/2024          1,266,712        1,273,669
FNMA                                                                   5.500          12/1/2024             17,290           17,385
FNMA                                                                   5.500           1/1/2025          3,194,630        3,212,175
FNMA                                                                   7.500           2/1/2029              9,293            9,943
FNMA                                                                   7.500           9/1/2029                604              646
FNMA                                                                   7.500          11/1/2029                442              473
FNMA                                                                   7.000          11/1/2031              1,940            2,046
FNMA                                                                   7.000           5/1/2032             17,142           18,047
FNMA                                                                   7.000           6/1/2032             22,983           24,196
FNMA                                                                   5.500           2/1/2033            101,483          101,664
FNMA                                                                   5.000           9/1/2033          1,046,599        1,022,741
FNMA                                                                   5.500           1/1/2034            666,700          667,194
FNMA                                                                   5.500           1/1/2034          1,539,177        1,540,318
FNMA                                                                   5.500           8/1/2034             51,072           51,075
FNMA                                                                   5.500           9/1/2034             87,884           87,889
FNMA                                                                   5.500           9/1/2034             78,219           78,224
FNMA                                                                   5.500           9/1/2034             20,715           20,716
FNMA                                                                   5.500           9/1/2034             60,821           60,824
FNMA                                                                   5.500           9/1/2034            193,179          193,190
FNMA                                                                   5.000          11/1/2036          7,909,616        7,721,940
FNMA                                                                   6.500           9/1/2037             74,786           76,875
FNMA                                                                   6.500           9/1/2037             64,778           66,588
FNMA                                                                   6.000          10/1/2037             24,943           25,331
FNMA                                                                   6.000          11/1/2037             44,834           45,531
FNMA                                                                   6.500          11/1/2037             64,946           66,760
FNMA (TBA) (d)                                                         5.000           1/1/2021          2,045,000        2,046,918
FNMA (TBA) (d)                                                         5.000           1/1/2021         39,440,000       38,478,650
FNMA (TBA) (d)                                                         6.000           1/1/2021          1,840,000        1,882,550
FNMA (TBA) (d)                                                         6.000           2/1/2021          6,240,000        6,380,400

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Agency Pass Thru Securities (continued)
FNMA (TBA) (d)                                                         6.000%          1/1/2036     USD 34,455,000     $ 34,982,575
FNMA (TBA) (d)                                                         6.000           2/1/2036          5,350,000        5,426,906
GNMA                                                                   9.000          2/15/2021             16,626           18,016
GNMA                                                                   8.000          8/15/2025              8,800            9,513
GNMA                                                                   8.000         11/15/2025             11,434           12,361
GNMA                                                                   8.000          5/15/2026              2,272            2,457
GNMA                                                                   8.000         11/15/2026             11,124           12,032
GNMA                                                                   6.000          1/15/2032              3,188            3,270
GNMA                                                                   6.500          7/15/2032              5,676            5,885
                                                                                                                       ------------
                                                                                                                        174,403,522
                                                                                                                       ------------
Total Pass Thru Securities (Cost $232,925,352)                                                                          233,497,462
                                                                                                                       ------------

U.S. Treasury Obligations--13.8%
U.S. Treasury Bond (e)                                                 4.500          2/15/2036          8,138,000        8,179,325
U.S. Treasury Bond                                                     5.000          5/15/2037          6,743,000        7,349,344
U.S. Treasury Note (b)                                                 5.125          6/30/2008         10,272,000       10,357,062
U.S. Treasury Note (b) (e)                                             5.000          7/31/2008          4,210,000        4,246,838
U.S. Treasury Note (b)                                                 3.375          9/15/2009          1,932,000        1,942,112
U.S. Treasury Note                                                     4.625         12/31/2011          1,040,000        1,090,862
U.S. Treasury Note                                                     4.500          4/30/2012            340,000          355,167
U.S. Treasury Note (e)                                                 4.875          6/30/2012          4,080,000        4,327,350
U.S. Treasury Note                                                     4.625          7/31/2012         25,215,000       26,475,750
U.S. Treasury Note                                                     4.250          9/30/2012            505,000          522,714
U.S. Treasury Note                                                     3.875         10/31/2012            585,000          596,471
U.S. Treasury Note (e)                                                 4.625         11/15/2016         11,220,000       11,750,325
U.S. Treasury Note                                                     4.500          5/15/2017              5,000            5,182
U.S. Treasury Note                                                     4.750          8/15/2017            750,000          792,129
                                                                                                                       ------------
Total U.S. Treasury Obligations (Cost $76,407,281)                                                                       77,990,631
                                                                                                                       ------------

Foreign Denominated--0.4%

Brazil--0.4%
Republic of Brazil                                                    12.500           1/5/2016     BRL  1,330,000          812,653
Republic of Brazil                                                    12.500           1/5/2016          2,285,000        1,396,175
                                                                                                                       ------------
                                                                                                                          2,208,828
                                                                                                                       ------------

Mexico--0.0%
Mexican Bonos                                                         10.000         11/20/2036     MXN    240,000           26,372
Mexican Fixed Rate Bonds                                               9.000         12/22/2011            555,000           52,857
                                                                                                                       ------------
                                                                                                                             79,229
                                                                                                                       ------------
TOTAL FOREIGN DENOMINATED (Cost $2,066,722)                                                                               2,288,057
                                                                                                                       ------------
TOTAL BONDS AND NOTES (Cost $669,626,754)                                                                               663,756,906
                                                                                                                       ------------

CONVERTIBLE PREFERRED STOCK--0.0%                                                                           Shares
                                                                                                            ------
AES Trust VII 6.00% CVT PFD                                                                         USD      1,450           71,775
CIT Group, Inc. 7.75% CVT PFD                                                                                1,025           19,219
Sovereign Capital Trust IV 4.375% CVT PFD                                                                    1,250           41,094
                                                                                                                       ------------
TOTAL CONVERTIBLE STOCK (Cost $143,868)                                                                                     132,088
                                                                                                                       ------------

PURCHASED OPTIONS--0.0%                                                                                Contract Size
                                                                                                       -------------
2 Yr Floor 3M Libor, Strike Price 4.00%, 1/13/2009                                                         262,500           70,646
U.S. Treasury 5 Year Note, Strike Price 111.50%, 1/25/2008                                                 320,000           95,000
                                                                                                                       ------------
TOTAL PURCHASED OPTIONS (Cost $229,436)                                                                                     165,646
                                                                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                    Rate            Maturity            Value         (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.5%

U.S. Treasury Bill--0.1%
U.S. Treasury Bill (b) (f) (Cost $716,998)                             2.900%         3/27/2008     USD    722,000     $    716,998
                                                                                                                       ------------

U.S. Government Agency--6.4%
FNMA Discount Note (f) (Cost $36,188,921)                              4.230          3/17/2008         36,515,000       36,188,921
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (Cost $36,905,919)                                                                          36,905,919
                                                                                                                       ------------

INVESTMENT OF CASH COLLATERAL--4.0%                                                                      Shares
                                                                                                         ------
BlackRock Cash Strategies L.L.C (c) (Cost $22,489,858)                                                  22,489,858       22,489,858
                                                                                                                       ------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $729,395,835)                                                                      723,450,417
                                                                                                                       ------------

AFFILIATED INVESTMENTS--1.7%
Dreyfus Institutional Preferred Plus Money Market Fund (g) (Cost $9,802,717)                             9,802,717        9,802,717
                                                                                                                       ------------
TOTAL INVESTMENTS--129.6% (Cost $739,198,552)                                                                           733,253,134
                                                                                                                      -------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(29.6%)                                                                         (167,681,083)
                                                                                                                      -------------
NET ASSETS--100%                                                                                                      $ 565,572,051
                                                                                                                      =============

Notes to Schedule of Investments:
144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $59,787,320 or 10.6% of net assets. BRL-Brazilian Real
CVT-Convertible
FGLMC-Federal Government Loan Mortgage Corporation
FHLMC-Federal Home Loan Mortgage Company
FNMA-Federal National Mortgage Association
GNMA-Government National Mortgage Association
MXN-Mexican New Peso PFD-Preferred
REIT-Real Estate Investment Trust
REMIC-Real Estate Mortgage Investment Conduit
SFMR-Single Family Mortgage Revenue
TBA-To Be Announced
(a)  Variable Rate Security; rate indicated as of December 31, 2007.
(b) Denotes all or part of security segregated as collateral for delayed delivery securities, futures and swap contracts.
(c) Illiquid security. At the period end, the value of these securities amounted to $24,634,904 or 4.4% of net assets.
(d)  Delayed delivery security.
(e)  Security, or a portion of thereof, was on loan at December 31, 2007.
(f)  Rate noted is yield to maturity
(g)  Affiliated institutional money market fund.
(h)  Investments of security lending cash collateral.

At December 31, 2007, the Fund held the following futures contracts:

                                                                                                        Unrealized
                                                                                    Underlying Face    Appreciation/
Contract                                          Position      Expiration Date     Amount at Value   (Depreciation)
--------------------------------------------------------------------------------------------------------------------
U.S. 2 Year Treasury Note (127 Contracts)            Long          3/31/2008         $ 26,701,750        $  70,179
U.S. 5 Year Treasury Note (398 Contracts)            Long          3/31/2008           43,891,938          222,638
U.S. 10 Year Treasury Note (123 Contracts)           Short         3/19/2008           13,947,047           16,129
U.S. Long Bond CBT (121 Contracts)                   Long          3/19/2008           14,081,375           (3,889)
                                                                                                         ---------
                                                                                                         $ 305,057
                                                                                                         =========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                  Schedule of Investments -- December 31, 2007
--------------------------------------------------------------------------------

At December 31, 2007, the Fund held the following open swap agreements:

                                                                                                                        Unrealized
Credit Default                         Reference              Buy/Sell   (Pay)/Receive    Expiration     Notional     Appreciation/
Swaps Counterparty                       Entity               Protection   Fixed Rate        Date         Amount      (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Citibank                     Century Tel, 7.875%, 8/15/2012       Buy        (1.16%)        9/20/2015     853,000 USD    $ (23,118)
Citibank                     Century Tel, 7.875%, 8/15/2012       Buy        (1.19%)        9/20/2015   1,985,000 USD      (57,659)
Deutsche                        Dow Jones CDX.NA.IG.9 Index       Sell        0.80%        12/20/2017   1,357,000 USD      (13,943)
Goldman, Sachs & Co.           Autozone, 5.875%, 10/15/2012       Buy        (0.62%)        6/20/2017   2,800,000 USD       (7,120)
Goldman, Sachs & Co.            Dow Jones CDX.NA.IG.8 Index       Sell        0.60%         6/20/2017   2,800,000 USD      (68,699)
Goldman, Sachs & Co.            Dow Jones CDX.NA.IG.9 Index       Sell        0.35%        12/20/2008   5,690,000 USD      (19,437)
JPMorgan                 Georgia-Pacific, 7.75%, 11/15/2029       Sell        1.75%         6/20/2012   1,430,000 USD      (86,802)
JPMorgan                          Meadwestvaco, 6.85%, 2012       Buy        (1.10%)        6/20/2017   2,860,000 USD      (24,797)
Lehman Brothers           Liberty Mutual Insurance Company,
                                         7.875%, 10/15/2026       Buy        (0.35%)       12/20/2014   5,690,000 USD        3,948
Lehman Brothers   Auto Receivables Asset Backed Securities,
                                          2007-1, BBB Index       Sell        1.50%         2/15/2014   1,410,000 USD     (149,332)
Morgan Stanley               Century Tel, 7.875%, 8/15/2012       Buy        (1.15%)        9/20/2015     247,000 USD       (6,534)
UBS AG                      TurAnlem Finance, 8%, 3/24/2014       Sell        1.15%         1/20/2008     890,000 USD       (3,200)
                                                                                                                         ---------
                                                                                                                         $(456,693)
                                                                                                                         =========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                      Statement of Assets and Liabilities
                  December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

Assets
  Investments in securities (including securities on loan, valued at $20,698,968 (Note 7))
    Unaffiliated issuers, at value (Note 1A) (cost $ 729,395,835)                                                     $ 723,450,417
    Affiliated issuers, at value (Note 1A) (cost $9,802,717) (Note 1F)                                                    9,802,717
  Foreign currency, at value (identified cost, $2,435)                                                                        2,434
  Receivable for investments sold                                                                                        25,867,561
  Interest and dividends receivable                                                                                       4,987,056
  Receivable for Fund shares sold                                                                                         1,454,142
  Receivable for variation margin on open futures contracts (Note 6)                                                        193,891
  Unamortized Swap premium paid                                                                                              12,862
  Unrealized appreciation on swap contracts (Note 6)                                                                          3,948
  Prepaid expenses                                                                                                            1,835
                                                                                                                      -------------
    Total assets                                                                                                        765,776,863

Liabilities
  Payable for investments purchased                                                          $ 172,181,312
  Collateral for securities on loan (Note 7) (Note 10)                                          15,297,585
  Payable for securities lending collateral investment (Note 7) (Note 10)                        7,192,273
  Due to Custodian                                                                               1,907,273
  Distributions payable                                                                          2,784,470
  Unrealized depreciaton on swap contracts (Note 6)                                                460,641
  Accrued shareholder services fee (Note 2)                                                        179,632
  Accrued accounting, administration, custody fees and transfer agent (Note 2)                      85,892
  Accrued professional fees                                                                         73,192
  Unamortized Swap premium received                                                                 34,514
  Accrued shareholder reporting expense (Note 2)                                                     5,500
  Accrued trustees' fees and expenses (Note 2)                                                       2,278
  Accrued chief compliance officer fees (Note 2)                                                       236
  Other accrued expenses and liabilities                                                                14
                                                                                             -------------
    Total liabilities                                                                                                   200,204,812
                                                                                                                      -------------
Net Assets                                                                                                            $ 565,572,051
                                                                                                                      =============

Net Assets consist of:
  Paid-in capital                                                                                                     $ 733,318,713
  Accumulated net realized loss                                                                                        (160,998,233)
  Distributions in excess of net investment income                                                                         (655,864)
  Net unrealized depreciation                                                                                            (6,092,565)
                                                                                                                      -------------
Total Net Assets                                                                                                      $ 565,572,051
                                                                                                                      =============
Shares of beneficial interest outstanding                                                                                29,286,050
                                                                                                                      =============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                                     $       19.31
                                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                            Statement of Operations
                      For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income                                                                                                     $  29,663,936
  Dividend income from affiliated investments (Note 1F)                                                                     993,046
  Dividend income                                                                                                             4,860
  Security lending income (Note 7) (Note 10)                                                                                172,264
                                                                                                                      -------------
    Total investment income                                                                                              30,834,106

Expenses
  Investment advisory fee (Note 2)                                                           $   2,078,567
  Administrative service fees (Note 2)                                                             335,726
  Accounting, administration, custody and transfer agency fees (Note 2)                            288,134
  Professional fees                                                                                100,063
  Trustees' fees and expenses (Note 2)                                                              27,960
  Registration fees                                                                                 25,175
  Insurance expense                                                                                 13,350
  Miscellaneous expenses                                                                             2,839
                                                                                             -------------
    Total expenses                                                                               2,871,814
Deduct:
  Waiver of investment advisory fee (Note 2)                                                       (41,745)
                                                                                             -------------
    Net expenses                                                                                                          2,830,069
                                                                                                                      -------------
      Net investment income                                                                                              28,004,037
                                                                                                                      -------------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                                 (2,149,017)
    Financial futures transactions                                                              (1,112,300)
    Written options transactions                                                                    38,618
    Foreign currency transactions and forward foreign currency exchange transactions               902,213
    Swap transactions                                                                           (1,152,343)
                                                                                             -------------
      Net realized gain (loss)                                                                                           (3,472,829)
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                 (3,843,122)
    Financial futures contracts                                                                    (35,559)
    Foreign currency translations and forward foreign currency exchange contracts                 (176,933)
    Swap contracts                                                                                (369,518)
                                                                                             -------------
      Change in net unrealized appreciation (depreciation)                                                               (4,425,132)
                                                                                                                      -------------
        Net realized and unrealized gain (loss)                                                                          (7,897,961)
                                                                                                                      -------------
Net Increase in Net Assets from Operations                                                                            $  20,106,076
                                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          For the          For the
                                                                                         Year Ended       Year Ended
                                                                                      December 31, 2007 December 31, 2006
                                                                                      ----------------- -----------------
Increase (Decrease) in Net Assets:
From Operations
  Net investment income                                                                 $  28,004,037    $  22,655,244
  Net realized gain (loss)                                                                 (3,472,829)        (325,644)
  Change in net unrealized appreciation (depreciation)                                     (4,425,132)      (1,264,069)
                                                                                        -------------    -------------
  Net increase (decrease) in net assets from investment operations                         20,106,076       21,065,531
                                                                                        -------------    -------------

Distributions to Shareholders (Note 1C)
  From net investment income                                                              (28,878,320)     (22,263,301)
                                                                                        -------------    -------------
  Total distributions to shareholders                                                     (28,878,320)     (22,263,301)
                                                                                        -------------    -------------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                        125,494,967      177,478,086
  Value of shares issued to shareholders in reinvestment of distributions                  19,716,752       15,312,591
  Cost of shares redeemed (net of redemption fees of $8,049 and $4,451, respectively)    (130,439,783)     (87,911,791)
                                                                                        -------------    -------------
  Net increase (decrease) in net assets from Fund share transactions                       14,771,936      104,878,886
                                                                                        -------------    -------------

Total Increase (Decrease) in Net Assets                                                     5,999,692      103,681,116

Net Assets
  At beginning of year                                                                    559,572,359      455,891,243
                                                                                        -------------    -------------
  At end of year (including distributions in excess of
    investment income of $655,864 and $752,376, respectively)                           $ 565,572,051    $ 559,572,359
                                                                                        =============    =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                              2007            2006          2005          2004           2003
                                                            ---------       ---------     --------      ---------     ---------
Net Asset Value, Beginning of Year                          $   19.61       $   19.66     $  20.08      $   20.08     $   19.70
                                                            ---------       ---------     --------      ---------     ---------
From Operations:
  Net investment income* (a)                                     0.96            0.93         0.82           0.77          0.75
  Net realized and unrealized gains (loss) on investments       (0.26)          (0.10)       (0.23)          0.36          0.28
                                                            ---------       ---------     --------      ---------     ---------
Total from investment operations                                 0.70            0.83         0.59           1.13          1.03
                                                            ---------       ---------     --------      ---------     ---------
Less Distributions to Shareholders:
  From net investment income                                    (1.00)          (0.88)       (1.01)         (1.13)        (0.65)
                                                            ---------       ---------     --------      ---------     ---------
Total distributions to shareholders                             (1.00)          (0.88)       (1.01)         (1.13)        (0.65)
                                                            ---------       ---------     --------      ---------     ---------
Net Asset Value, End of Year                                $   19.31       $   19.61     $  19.66      $   20.08     $   20.08
                                                            =========       =========     ========      =========     =========
Total Return                                                     3.64%(b)        4.38%        2.96%          5.74%         5.24%(b)
Ratios/Supplemental data:
  Expenses (to average daily net assets)* (c)                    0.50%           0.50%        0.49%          0.48%         0.42%
  Net Investment Income (to average daily net assets)*           4.93%           4.75%        4.09%          3.77%         3.76%
  Portfolio Turnover: (d) (e)
    Inclusive                                                     430%            382%         380%           301%          398%
    Exclusive                                                     166%            139%         106%            98%          --
  Net Assets, End of Year (000's omitted)                   $ 565,572       $ 559,572     $ 455,891     $ 463,307     $ 595,789
---------------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursements would have been:
Net investment income per share (a)                         $    0.96             N/A          N/A            N/A     $    0.73
Ratios (to average daily net assets):
  Expenses (c)                                                   0.51%            N/A          N/A            N/A          0.45%
  Net investment income                                          4.93%            N/A          N/A            N/A          3.73%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) Includes the Fund's share of the Standish Mellon Fixed Income Portfolio (the "portfolio") allocated expenses.
(d) Beginning in 2004, the portfolio turnover rate is presented inclusive and exclusive of the effect of rolling forward purchase commitments.
(e) On October 25, 2007, the Fund which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effectively, on October 26, 2007, the Fund began investing directly in the securities in which the Portfolio has invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are ratios for the Portfolio.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

     Prior to October 26, 2007, the Fund had invested substantially all of its investable assets in Standish Mellon Fixed Income Portfolio (the "Portfolio"), a subtrust of the Mellon I nstitutional Funds Master Portfolio, a New York trust. The Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. On October 25, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's assets, including securities and cash, and assumed its stated liabilities, in exchange for its interest in the Portfolio. This redemption in kind transaction was effected based upon the net asset value of the Fund's interest in the Portfolio. Effective October 26, 2007, the Fund began investing directly in securities. Accordingly, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all the activities of both the Fund and the Portfolio.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principl es generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end registered investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     Reduced investor demand for mortgage loans and mortgage-related securities resulting from delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and related market events have negatively impacted the performance and market value of certain mortgage-related investments and other fixed income securities, and increased investor yield requirements. This in turn has resulted in limited liquidity in the secondary market for such securities, adversely affecting the market value of mortgage-related securities and resulting in higher than usual volatility in the credit markets generally. It is possible that such limited liquidity in the secondary market for mortgage-related securities, and the related credit market volatility, could continue or worsen. To the extent that the market for securities in the Fund's portfolio becomes illiquid, the Fund might realize upon sale of an affected holding substantially less than the amount at which the Fund had previously been valuing the security in calculating its net asset value, and the Fund may incur substantial losses as a result.

     B.   Securities transactions and income

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     C.   Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to wash sales, foreign currency gains and losses, post-October losses, capital loss carryovers, amortization of swap premium and the timing of recognition of realized and unrealized gains and losses on futures contracts.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income(loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D.   Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E.   Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F.   Affiliated issuers

     Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G.   New accounting requirements

     In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions with Affiliates:

     The investment advisory fee paid to Standish Mellon for overall investment advisory administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended December 31, 2007, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $41,745. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of BNY Mellon and an affi liate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $21,061, for the year ended December 31, 2007.

     The Trust has entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $267,073 for the year ended December 31, 2007.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The Trust, and previously the portfolio, also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement the Fund was charged $74,168 for the year ended December 31, 2007. See Note 7 for further details.

     The Trust, and previously the Portfolio, entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of
     0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $1,722 for the year ended December 31, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 9 for further details.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2007, the Fund was charged $4,324, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $5,500, which amount is included in miscellaneous expenses in the statement of operations for the year ended December 31, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or co operate with the distributor's promotional efforts. For the year ended December 31, 2007, the Fund was charged $232,026 for fees payable to BNY Mellon Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2007 were as follows:

                                          Purchases             Sales
                                       --------------       --------------
U.S. Government Securities             $1,059,990,953       $1,077,187,908
                                       --------------       --------------
Non-U.S. Government Securities         $  209,006,844       $  172,731,109
                                       --------------       --------------

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                          For the            For the
                                         Year Ended         Year Ended
                                        December 31,       December 31,
                                            2007              2006
                                       ------------       ------------
Shares sold                               6,411,187          9,061,206
Shares issued to shareholders in
  reinvestment of distributions           1,016,283            788,837
Shares redeemed                          (6,670,212)        (4,504,759)
                                       ------------       ------------
Net increase (decrease)                     757,258          5,345,284
                                       ============       ============

     At December 31, 2007, two shareholders of record, in the aggregate, held approximately 24.9% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the fiscal years ended December 31, 2007 and December 31, 2006, the Fund received redemption fees of $8,049 and $4,451, respectively.

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     During the current year, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority, and valuing the benefit management beli eves it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2007 were as follows:

                   Cost for federal income tax purposes         $732,400,622
                                                                ============
                   Gross unrealized appreciation                $  6,385,516
                   Gross unrealized depreciation                 (12,725,277)
                                                                ------------
                   Net unrealized appreciation (depreciation)   $ (6,339,761)
                                                                ============

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006, were as follows:

                                                     2007              2006
                                                 ------------      ------------
                     Ordinary income             $ 28,878,320      $ 22,263,301
                                                 ------------      ------------

     At December 31, 2007, the Fund for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                             Capital Loss
                              Carry Over          Expiration Date
                              ----------          ---------------
                             $118,614,149           12/31/2008
                               36,020,187           12/31/2009
                                  963,957           12/31/2014
                                3,009,464           12/31/2015
                             ------------
                              158,607,757

     At December 31, 2007, $27,099,636 of capital loss carryovers expired. It is uncertain whether the Fund will be able to realize the benefits of the remaining capital loss carryovers before they expire.

     The Fund elected to defer to its fiscal year ending December 31, 2008, $1,691,076 of capital losses and $10,439 of currency losses recognized during the period November 1, 2007 to December 31, 2007.

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Fund may trade the following financial instruments with off-balance sheet risk:

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------



     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if t he counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no s ales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers including counterparties.

     For the year ended December 31, 2007, the Fund entered into the following transactions:

                                           Number of
Written Put Option Transactions            Contracts                        Premiums
                                           --------                         --------
Outstanding, beginning of year                   --                         $     --
Options written                                 428                           82,331
Options closed                                 (428)                         (82,331)
                                           --------                         --------
Outstanding, end of year                         --                         $     --
                                           ========                         ========

                                            Number of     Notional
Written Call Option Transactions            Contracts      Amount           Premiums
                                            ---------      ------           --------
Outstanding, beginning of year                   --       $     --          $     --
Options written                                 475         22,770           137,181
Options closed                                 (475)            --          (116,119)
Options expired                                  --        (22,770)          (21,062)
                                           --------       --------          --------
Outstanding, end of year                         --             --          $     --
                                           ========       ========          ========

     At December 31, 2007, the Fund held purchased options. See Schedule of Investments for further details.

     Futures contracts

     The Fund, and previously the Portfolio, may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to t he underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms.

     The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December 31, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     Swap agreements

     The Fund, and previously the Portfolio, may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or sh ort position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instr uments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gains and losses in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gains and losses. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2007, the Fund held open swap agreements. See the Schedule of Investments for further details.

(7)  Security Lending:

     The Fund, and previously the Portfolio, may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was de layed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund, and previously the Portfolio, loaned securities during the year ended December 31, 2007 and earned interest on the invested collateral of $3,350,524 of which $3,178,260 was rebated to borrowers or paid in fees. At December 31, 2007, the Fund had securities valued at $20,698,968 on loan of which $15,297,585 was collateralized with cash and $6,030,532 was collateralized with highly liquid securities. See Schedule of Investments for further detail on the security positions on loan and collateral held. See also Note 10.

(8)  Delayed Delivery Transactions:

     The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The Fund may enter into to be announced (TBA) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Fund may enter into TBA sale commitments to hedge its Fund positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     At December 31, 2007, the Fund held delayed delivery securities. See the Schedule of Investments for further details.

(9)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, and previously the portfolios in the Portfolio Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. During the year ended December 31, 2007, the Fund did not borrow from the credit line.

(10) Restatement:

     The Statement of Assets and Liabilities and Schedule of Investments have been restated to correct an error in the manner in which the Fund's securities lending agent and custodian accounted for the investment in pooled investment vehicles of cash collateral derived from the Fund's securities lending activity.

     During the fiscal year ended December 31, 2007, the Fund, together with other investment series of the Trust, participated in a securities lending program. Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the "BlackRock Fund"), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse effect of such conditions on the liquidity of the BlackRock Fund's portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the "Dreyfus Fund"), an affiliated money market f und registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period, cash proceeds from such withdrawals by series of the Trust were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of the Dreyfus Fund.

     The Fund determined that from December 11, 2007 through the December 31, 2007 closing date of the financial statements of the Fund and continuing until March 10, 2008, the securities lending agent and custodian failed to account properly for the Fund's investments in the BlackRock Fund and the Dreyfus Fund. Specifically, the securities lending agent and custodian maintained, for each series of the Trust, subaccounts reflecting each series ownership of shares of the Dreyfus Fund and the BlackRock Fund which considered each such series to own a percentage of the Trust series' aggregate ownership of the Dreyfus Fund and the BlackRock Fund equal to each series' pro rata balance of the aggregate Trust cash collateral in the securities lending program, rather than according to each series' specific cash purchase and withdrawal activity in shares of the Dreyfus Fund and/or the BlackRock Fund. The management of the Trust determined that the securities lending agent and custodian should have accounted for these inves tments on a Fund specific basis in accordance with actual cash purchases and withdrawals. This erroneous methodology caused differences in the entries in the Fund's books and records on which the Fund's Schedule of Investments and Statement of Assets and Liabilities are based. These financial statements have been restated accordingly. (The Fund's annual report for the fiscal year ended December 31, 2007 containing these financial statements was previously posted on the Trust's website but had not been mailed to shareholders or filed with the Commission.) The liability listed as "Payable for securities lending collateral investment" represents the extent to which the Fund's cash needs to repay collateral exceeded the value of its interest in the Dreyfus Fund. The erroneous sub-accounting methodology had no effect on the computation of the Fund's net asset value.

     Effective March 10, 2008, the accounting for cash collateral investments in pooled vehicles was corrected to account for specific purchases and redem ptions of interests in such vehicles by the Fund. All activity was reprocessed to reflect correct ownership by the Fund in each vehicle and the above described financial statements restated accordingly.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The amounts as originally reported and as restated are as follows:

                                                                  As Originally
     Statement of Asset and Liabilities                              Reported         As Restated
     ----------------------------------                              --------         -----------
     Investments in securities: Unaffiliated issuers, at value     $ 713,299,150      $ 723,450,417
     Investments in securities: Affiliated issuers, at value       $  12,761,711      $   9,802,717
     Total Assets                                                  $ 758,584,590      $ 765,776,863
     Payable for securities lending
       collateral investment (Note7) (Note 10)                                --      $   7,192,273
     Total Liabilities                                             $ 193,012,539      $ 200,204,812
     Total assets                                                  $ 565,572,051      $ 565,572,051

     Schedule of Investments
     -----------------------
     Blackrock Cash Strategies L.L.C                               $  12,388,591      $  22,489,858
     Total Unaffiliated Investments                                $ 713,299,150      $ 723,450,417
     Dreyfus Institutional Cash Advantage Fund                     $   2,958,994                 --
     Total Investments                                             $ 726,060,861      $ 733,253,134
     Liabilities in Excess of Other Assets                         $(160,488,810)     $(167,681,083)
     Total assets                                                  $ 565,572,051      $ 565,572,051

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, after the restatement described in Note 10 to the financial statements, present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Fund (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial state ments in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 4, 2008, except as to Note 10, for which the date is March 27, 2008

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

              Factors Considered by the Trustees in Approving the
                   Investment Advisory Agreements (Unaudited)
--------------------------------------------------------------------------------

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the Fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. Prior to October 26, 2007, the Fund was not a party to an investment advisory agreement directly with any investment adviser and did not invest directly in portfolio securities. Instead, the Fund had invested all of its investable assets in the Standish Mellon Fixed Income Portfolio (the "Portfolio"), which was managed by Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "Adviser"). The Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. The Fund's Board of Trustees determined annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that c apacity, they considered annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon.

In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from Standish Mellon a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 27, 2007 to review these materials and to discuss the proposed continuation of the Portfolio's advisory agreement. Representatives of management attended a portion of the September meeting to provide an overview of the Adviser's organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 30, 2007.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: The Adviser's balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser's profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and the Adviser's separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: The Adviser's commentary on the Fund's (rather than the Portfolio alone) performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by the Adviser providing salient data about the Fund and the Portfolio, including the Portfolio's holdings, strategies, recent market conditions and outlook, as well as the Adviser's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to The Bank of New York Mellon Corporation ("BNY Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Advis er's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

              Factors Considered by the Trustees in Approving the
                   Investment Advisory Agreements (Unaudited)
--------------------------------------------------------------------------------

Investment Performance

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 27, 2007 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2007 based on the Lipper materials provided to the Board at the September 27, 2007 meeting. The Board found that the Fund outperformed its peer group average returns for the one-year period (5.14% vs. 5.13%) and three-year period (4.26% vs. 3.99%), but underperformed its peer group average return for the five-year period (4.82% vs. 4.92%).

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio's "net management fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio's effective contractual advisory fee was 0.363% (based on the following breakpoints: 0.40% of the first $250 million; 0.35% of the next $250 million; and 0.30% over $500 million), which was in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.438%. The Portfolio's net management fee was 0.378% (which included 0.003% in administrative services fees under Lipper's calculation methodology), slightly higher than the peer group median net management fee of 0.375%. Based on the Lipper data, as well as other factors discussed at the September 27, 2007 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.495% was higher than the median net expense ratio of the peer group of 0.47%, largely due to the Portfolio's small asset size compared to its peer group.

The Adviser's Profitability

The Board considered the Adviser's profitability in managing the Portfolio and the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment advisers in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on the profitability information submitted to them by the Adviser, incurred losses in managing all but one of the investment companies in the Mellon Institutional Funds family of funds. The Trustees observed that the Adviser had experienced profits in operating the Portfolio in both 2005 and 2006 and concluded these were not excessive.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Portfolio and The Boston Company International Core Equity Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

              Factors Considered by the Trustees in Approving the
                   Investment Advisory Agreements (Unaudited)
--------------------------------------------------------------------------------

Other Benefits

The Board also considered the additional benefits flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that BNY Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                     * * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended December 31, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                                                         Trustee
                                                                                          Number of                   Remuneration**
                                                               Principal               Portfolios in      Other         (period
Name (Age)                                  Term of Office   Occupation(s)             Fund Complex   Directorships      ended
Address, and                 Position(s)    and Length of    During Past                Overseen by      Held by      December 31,
Date of Birth              Held with Trust   Time Served*      5 Years                    Trustee        Trustee         2007)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)        Trustee       Trustee since  Chairman Emeritus,               17            None       Fund: $4,862
61 Meadowbrook Road                         11/3/1986      Decision Resources, Inc.
Weston, MA 02493                                           ("DRI") (biotechnology
9/30/40                                                    research and consulting
                                                           firm); formerly Chairman
                                                           of the Board and Chief
                                                           Executive Officer, DRI

Benjamin M. Friedman (63)     Trustee       Trustee since  William Joseph Maier,            17            None       Fund: $4,862
c/o Harvard University                      9/13/1989      Professor of Political
Littauer Center 127                                        Economy, Harvard
Cambridge, MA 02138                                        University
8/5/44

John H. Hewitt (72)           Trustee       Trustee since  Trustee, Mertens                 17            None       Fund: $4,862
P.O. Box 2333                               11/3/1986      House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)         Trustee       Trustee since  Trustee, Essex Street            17            None       Fund: $5,402
c/o Essex Street Associates                 11/3/1986      Associates (family
P.O. Box 5600                                              investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees

J. David Officer (59)          Trustee      Since 2008     Director, Vice Chairman          17            None           Fund: $0
The Dreyfus Corporation       (Chairman),                  and Chief Operating Officer
200 Park Ave., 55th Fl.      President and                 of The Dreyfus Corporation;
New York, NY 10166          Chief Executive                Executive Vice President
8/24/48                        Officer                     of The Bank of New York
                                                           Mellon Corporation; and
                                                           Director and President of
                                                           MBSC Securities Corporation

* Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

**Trustee remuneration of the Fund and the Portfolio have been purchased on a consolidated basis.

Principal Officers who are Not Trustees

Name (Age)                                                  Term of Office
Address, and                         Position(s)            and Length of                Principal Occupation(s)
Date of Birth                      Held with Trust           Time Served                  During Past 5 Years
----------------------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42)             Vice President,         Vice President    Vice President and Mutual Funds Controller,
BNY Mellon Asset Management         Treasurer and           since 1999;       BNY Mellon Asset Management; formerly Assistant
One Boston Place                   Chief Financial          Treasurer and     Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                       Officer              CFO since 2002    Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56)             Assistant Vice          Assistant Vice    First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management           President             President         Operations, BNY Mellon Asset Management; formerly
One Boston Place                    and Secretary           since 1996;       Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                            Secretary         Standish Mellon Asset Management Company, LLC
8/19/51                                                     since 2007

Mary T. Lomasney (50)                 Chief                 Since 2005        First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management         Compliance                                Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                      Officer                                 Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                              Vice President, State Street Research & Management
4/8/57                                                                        Company ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                        MELLON INSTITUTIONAL FUNDS
                        One Boston Place
                        Boston, MA 02108-4408
                        800.221.4795
                        www.melloninstitutionalfunds.com


                                                                     6923AR1207A

MELLON INSTITUTIONAL FUNDS



Annual Report                   Standish Mellon
(As Restated; See Note 10)      Global Fixed Income Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

February 2008

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2007.

The financial markets experienced a major bout of volatility in 2007 stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by subprime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. While the S&P 500 Index managed to gain 3.5% in 2007 in a very volatile environment, it lost 3.8% in the fourth quarter. The U.S. Federal Reserve Board was concerned with market instability enough to lower rates three times in 2007 even as confidence in the dollar reached new lows. In December, central banks coordinated their efforts to provide liquidity facilities to institutions with impaired assets.

Credit markets responded to the subprime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities, resulting in a significant steepening of the yield curve. In a dramatic repricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

Liquidity has slowly returned to the bond markets in general, but it is still less than normal. The financial and mortgage sectors clearly have been shaken, and this will likely exacerbate the housing recession as banks become more restrictive in their lending. In the view of some, the likelihood of a broader U.S. recession has become greater; indeed, some economists maintain that we have already entered one. Our view is that a period of diminished growth - around 1.5% to 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and reasonable corporate profitability - especially for multinational franchises - as being positives that may partially offset the drag of the housing sector and lower consumption. However, should the "credit crunch" intensify - contrary to our expectations - the odds would favor a full-scale recession.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

J. David Officer
President

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Global sovereign bonds provided solid returns in 2007 while most bonds with a credit spread suffered. Despite the credit and liquidity crunch, global bonds provided a year of risk adjusted returns very competitive with the Fund's benchmark, the Lehman Brothers Global Aggregate Index, which returned 5.33% in 2007. The global bond market continues to be buffeted by concerns about structured credit, banking sector vulnerabilities, and a potential U.S. recession. We continue to believe that the U.S. Federal Reserve Board will need to cut rates further in 2008 as the outlook for the U.S. economy continues to deteriorate due to a weaker housing market and ongoing turmoil in the structured credit markets and banking sector.

As we move into 2008, the market has also come to realize that the U.K. housing market and economy will also likely be hurt significantly by tighter credit conditions. The front end of the gilt yield curve rallied during the second half of 2007 and the pound is weaker. The expected U.S. slowdown will, to some extent, slow growth in Europe and Japan as well. Expectations for a global decoupling from the U.S. are likely to be disappointed.

Weaker U.S. consumer demand and a depreciated U.S. currency, especially as compared to the Euro, have reduced net exports for both Europe and Japan. Furthermore, financial conditions have tightened in Europe as the result of the credit and liquidity crunch.

However, emerging markets, led by China, India, Brazil, and Russia, continue to do very well, as do other commodity exporting economies. Nevertheless, we believe that the U.S. led downturn should take some of the shine off of these regions' economic performance in 2008.

Performance

The Fund returned 4.30% in 2007, lagging its benchmark, but we believe it is well positioned for better returns going forward if our "Outlook" below is accurate. The Fund's underperformance relative to its benchmark in 2007 was mainly driven by its exposure to the riskier parts of the global bond markets, such as high yield and emerging market debt.

Even though we are disappointed that the Fund lost ground relative to its benchmark, we are proud in that we restructured the portfolio in the first half of 2007 and shed a lot of credit risk. The Fund has always invested heavily in corporate credits and we avoided almost all of the blowups.

The Fund's main source of credit risk and underperformance has come from its Northern Rock position. These securities were downgraded to high yield after we purchased them at distressed levels when they were investment grade. We remain optimistic, as to these holdings, however, as the restructuring and ownership situation of the bank gets resolved. Unfortunately the process has taken much longer than we had expected and so the mark-to-market impact on Fund performance subtracted nearly 70 basis points.

The remaining drag on performance came from other high yield exposure in short dated high yield bonds, which we believe will mature at par, and some other one-off exposures to emerging market debt.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

On the positive side we had a great year in terms of our country, curve and duration positioning for the Fund. The Fund consistently invested in the top performing markets during 2007 which included Japan and Sweden during the first half and then the U.K. and the U.S. during the second half of 2007.

The Fund was consistently long duration during 2007 which was not helpful during the first half of 2007 but paid off when the credit crunch and flight to quality occurred in the summer. We have been long duration in the U.S., Japan and the U.K., while underweight duration in Europe.

Curve positioning was also helpful in 2007 as we anticipated a steeper yield curve on the back of Fed rate cuts. We also benefited from a flattening of the European yield curve even though the European Central Bank was raising interest rates. The long end of the European yield curve is highly correlated with that of the U.S. and was dragged lower as the global bond rally intensified late in 2007.

Currency positioning also added about 20 basis points to the portfolio over the course of 2007 as we held mostly short dollar positions against a wide variety of currencies.

Outlook

We remain negative on the outlook for the U.S. economy as we believe the continuing housing market correction will translate into a weaker consumer sector. We believe that the unemployment rate will increase further over the coming months, and that this will also slow consumer spending. We believe that a weaker job market, combined with lower inflation and capacity utilization, should prompt the Fed to cut rates below 3% in 2008. We are therefore positioned for lower rates and a steeper yield curve in the U.S. We are also overweight U.K. duration and have shorted the pound as we expect the British economy to weaken. In Japan, we are overweight duration as we continue to expect that the economic recovery will be very gradual. We remain underweight in Europe as inflation has increasingly become a concern for the European Central Bank. However, given the uncertain growth outlook, our base case is that rates remain on hold for a while, so the underweight must be viewed in conjunction with the U.S. and U.K. overweight positions. We believe growth in several of the smaller developed economies, like Norway, Sweden, and Australia, will likely remain relatively robust, and we remain underweight duration in these countries.

Thomas F. Fahey                                 David Leduc, CFA
Portfolio Manager                               Portfolio Manager
Standish Mellon Asset Management Company, LLC   Standish Mellon Asset Management Company, LLC

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

            Comparison of Change in Value of $100,000 Investment in
                Standish Mellon Global Fixed Income Fund and the
                     Lehman Brothers Global Aggregate Index
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                   Standish Mellon            Lehman Brothers
    PERIOD     Global Fixed Income Fund    Global Aggregate Index*
12/31/97                $100,000                  $100,000
 3/31/98                $102,210                  $102,218
 6/30/98                $104,030                  $104,546
 9/30/98                $106,462                  $109,372
12/31/98                $106,978                  $109,770
 3/31/99                $108,406                  $110,600
 6/30/99                $107,555                  $109,785
 9/30/99                $106,149                  $110,070
12/31/99                $106,296                  $110,634
 3/31/00                $108,509                  $112,970
 6/30/00                $110,065                  $114,776
 9/30/00                $112,161                  $117,468
12/31/00                $116,703                  $122,072
 3/31/01                $120,042                  $125,658
 6/30/01                $119,402                  $126,428
 9/30/01                $121,198                  $130,534
12/31/01                $121,965                  $130,912
 3/31/02                $121,305                  $130,828
 6/30/02                $124,796                  $134,597
 9/30/02                $128,085                  $139,807
12/31/02                $130,435                  $141,978
 3/31/03                $133,053                  $143,938
 6/30/03                $137,148                  $146,742
 9/30/03                $137,484                  $146,179
12/31/03                $138,759                  $146,393
 3/31/04                $142,384                  $149,473
 6/30/04                $139,363                  $147,037
 9/30/04                $143,123                  $151,054
12/31/04                $145,671                  $153,560
 3/31/05                $145,523                  $154,314
 6/30/05                $149,602                  $159,096
 9/30/05                $150,270                  $159,039
12/31/05                $150,968                  $160,133
 3/31/06                $150,617                  $159,063
 6/30/06                $150,700                  $158,985
 9/30/06                $156,602                  $164,438
12/31/06                $158,649                  $165,953
 3/31/07                $160,867                  $167,904
 6/30/07                $159,079                  $166,669
 9/30/07                $162,442                  $171,037
12/31/07                $165,468                  $174,794

                          Average Annual Total Returns
                         (for period ended 12/31/2007)
--------------------------------------------------------------------------------

                                                                  Since
                                                                Inception
            1 Year      3 Years      5 Years      10 Years      (1/1/1994)
--------------------------------------------------------------------------------
Fund         4.30%       4.34%        4.87%         5.17%          6.11%

* Source: Lehman

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                    Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Expenses Paid
                                Beginning           Ending           During Period(+)
                              Account Value     Account Value         July 1, 2007
                              July 1, 2007    December 31, 2007   to December 31, 2007
--------------------------------------------------------------------------------
Actual                          $1,000.00          $1,040.20              $3.34
Hypothetical (5% return
  per year before expenses)     $1,000.00          $1,021.93              $3.31

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example reflects the combined expenses of the Fund and the master portfolio in which it invests all its assets.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

            Portfolio Information as of December 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

The Fund is actively managed. Current holdings may be different than those presented below.

                                             Percentage of
Summary of Combined Ratings                   Investments
------------------------------------------------------------
Quality Breakdown
------------------------------------------------------------
AAA                                              58.7%
AA                                               12.5
A                                                10.0
BBB                                              11.9
BB                                                2.9
B                                                 4.0
                                                -----
Total                                           100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higher rating category.

                                                               Percentage of
Top Ten Holdings*              Rate             Maturity        Investments
--------------------------------------------------------------------------------
Japan Government               1.100%          12/10/2016          5.8%
FNMA (TBA)                     5.000             1/1/2021          5.3
FGLMC (TBA)                    5.500            1/14/2038          5.2
US Treasury Notes              4.250           11/15/2013          3.9
UK Gilt Treasury               5.000             9/7/2014          3.8
United Kingdom Gilt            4.250             3/7/2011          3.5
United Kingdom Gilt            8.000            9/27/2013          3.5
FCE Bank PLC EMTN              5.765            9/30/2009          3.0
Japan Government               1.000           12/20/2012          2.7
United Kingdom Gilt            4.000             9/7/2016          2.7
                                                                  ----
                                                                  39.4%

* Excluding short-term investments and investment of cash collateral

                                             Percentage of
Economic Sector Allocation                    Investments
---------------------------------------------------------------
Government/Agency                                41.8%
Corporate                                        29.3
Emerging Markets                                  3.3
Mortgage Pass-Thru                               12.6
ABS/CMO/CMBS                                      8.5
Cash & Equivalents                                4.5
                                                -----
                                                100.0%

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                           Par       Value
Security Description                                                      Rate       Maturity             Value     (Note 1A)
--------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--112.1%

BONDS AND NOTES--94.7%

Asset Backed--1.3%
Chase Issuance Trust 2007-A1 A1 (a)                                       5.048      3/15/2013   USD     280,000   $  277,801
Credit Suisse Mortgage Capital Certificate 2007-1 1A6A (a)                5.863      2/25/2037           260,000      247,130
                                                                                                                   ----------
Total Asset Backed (Cost $540,000)                                                                                    524,931
                                                                                                                   ----------

Collateralized Mortgage Obligations--8.1%
Government National Mortgage Association 2004-23 B                        2.946      3/16/2019           253,417      247,248
Government National Mortgage Association 2005-76 A                        3.963      5/16/2030           271,749      268,178
Government National Mortgage Association 2005-79 A                        3.998     10/16/2033           242,797      240,041
Government National Mortgage Association 2006-5 A                         4.241      7/16/2029           250,829      248,771
Government National Mortgage Association 2006-9 A                         4.201      8/16/2026           633,367      627,790
Government National Mortgage Association 2006-15 A                        3.727      3/16/2027           298,723      294,132
Government National Mortgage Association 2006-19 A                        3.387      6/16/2030           225,413      220,737
Government National Mortgage Association 2006-39 A                        3.772      6/16/2025           307,764      302,825
Government National Mortgage Association 2006-67 A                        3.947     11/16/2030           479,703      473,103
Government National Mortgage Association 2006-68 A                        3.888      7/16/2026           233,195      229,827
Government National Mortgage Association 2007-34 A                        4.272     11/16/2026           172,416      171,101
                                                                                                                   ----------
Total Collateralized Mortgage Obligations (Cost $3,266,851)                                                         3,323,753
                                                                                                                   ----------

Corporate--19.7%

Banking--5.1%
Bank of America Capital Trust XIII (a)                                    5.391      3/15/2043           140,000      117,286
Chevy Chase Bank FSB                                                      6.875      12/1/2013           210,000      200,025
Citigroup, Inc.                                                           5.300     10/17/2012           135,000      136,756
Mizuho JGB Investment 144A (a)                                            9.870      8/30/2049           200,000      201,826
Northern Rock PLC 144A (a)                                                5.600      4/30/2014           100,000       62,000
Northern Rock PLC 144A (a)                                                6.594      6/28/2049         1,065,000      660,300
Royal Bank of Scotland Group PLC 144A (a)                                 6.990      10/5/2049           200,000      199,398
SB Treasury Co. 144A (a)                                                  9.400      6/30/2049           200,000      203,938
Sovereign Bancorp (a)                                                     5.114      3/23/2010            75,000       74,423
Tokai PFD Capital Co. 144A CVT (a)                                        9.980      6/30/2049           195,000      197,580
Washington Mutual Bank (a)                                                5.001       5/1/2009            55,000       51,279
                                                                                                                   ----------
                                                                                                                    2,104,811
                                                                                                                   ----------

Communications--1.2%
News America, Inc.                                                        6.150       3/1/2037           210,000      202,858
Qwest Corp. (a)                                                           8.241      6/15/2013            85,000       86,700
Telefonica Emisiones                                                      6.421      6/20/2016            75,000       78,927
Time Warner Cable, Inc.                                                   5.400       7/2/2012            60,000       60,121
Time Warner, Inc. (a)                                                     5.109     11/13/2009            55,000       53,647
                                                                                                                   ----------
                                                                                                                      482,253
                                                                                                                   ----------

Financial--7.1%
Boston Properties, Inc. REIT                                              6.250      1/15/2013            85,000       85,374
Capmark Financial Group 144A                                              5.875      5/10/2012           110,000       87,072
Citigroup, Inc. (a)                                                       8.300     12/21/2077           190,000      198,396
Countrywide Home Loan, Inc.                                               3.250      5/21/2008           889,000      803,361
ERAC USA Finance Co. 144A                                                 5.300     11/15/2008           190,000      188,725
ERP Operating LP                                                          5.750      6/15/2017           110,000      104,748
General Electric Capital Corp.                                            5.625      9/15/2017           400,000      410,390
International Lease Finance Corp.                                         5.000      4/15/2010           180,000      179,467
Lincoln National Corp. (a)                                                7.000      5/17/2066           170,000      170,684

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                           Par        Value
Security Description                                                      Rate       Maturity             Value     (Note 1A)
--------------------------------------------------------------------------------------------------------------------------------
Financial (continued)
Pricoa Global Funding 144A                                                5.400%    10/18/2012   USD     205,000   $  212,604
Simon Property Group LP REIT                                              5.750       5/1/2012           165,000      165,987
Sprint Capital Corp.                                                      8.375      3/15/2012           175,000      189,529
Willis North America, Inc.                                                6.200      3/28/2017           100,000       99,780
                                                                                                                   ----------
                                                                                                                    2,896,117
                                                                                                                   ----------

Health Care--0.2%
Coventry Health Care, Inc.                                                5.950      3/15/2017            85,000       83,343
                                                                                                                   ----------
Industrial--2.1%
Koninklijike KPN NV                                                       8.000      10/1/2010           180,000      193,044
Kraft Foods, Inc.                                                         6.875       2/1/2038           115,000      119,392
Mohawk Industries, Inc.                                                   6.125      1/15/2016           170,000      170,155
Nordic Telecommunication Co. Holdings 144A                                8.875       5/1/2016            90,000       92,250
Rogers Wireless, Inc.                                                     7.500      3/15/2015            45,000       49,211
SabMiller PLC 144A (a)                                                    5.029       7/1/2009            75,000       75,242
Steel Dynamics, Inc. 144A                                                 7.375      11/1/2012            60,000       60,300
Waste Management, Inc.                                                    6.875      5/15/2009           100,000      102,667
                                                                                                                   ----------
                                                                                                                      862,261
                                                                                                                   ----------

Services--0.2%
Delhaize America, Inc.                                                    6.500      6/15/2017            75,000       76,727
                                                                                                                   ----------

Utilities--3.8%
Consumers Energy Co.                                                      5.375      4/15/2013           140,000      139,613
Duke Energy Corp.                                                         5.625     11/30/2012            96,000       99,637
Enel Finance International 144A                                           5.700      1/15/2013           100,000      101,528
Florida Power Corp.                                                       6.350      9/15/2037            40,000       42,144
Jersey Central Power & Light Co.                                          6.400      5/15/2036            82,000       79,778
Kentucky Power Co. 144A                                                   6.000      9/15/2017           210,000      209,459
Midamerican Energy Holdings Co.                                           6.500      9/15/2037           190,000      198,414
National Grid PLC                                                         6.300       8/1/2016            75,000       76,567
Niagara Mohawk Power Corp.                                                7.750      10/1/2008            75,000       76,494
Nisource Finance Corp.                                                    6.400      3/15/2018           120,000      119,730
PSEG Power LLC                                                            7.750      4/15/2011            90,000       96,832
Public Service Co. of Colorado                                            7.875      10/1/2012            85,000       95,388
Virginia Electric Power Co.                                               5.950      9/15/2017           205,000      211,314
                                                                                                                   ----------
                                                                                                                    1,546,898
                                                                                                                   ----------
Total Corporate Bonds (Cost $8,208,951)                                                                             8,052,410
                                                                                                                   ----------

Municipal--0.5%
Tobacco Settlement Authority Michigan (Cost $194,988)                     7.309       6/1/2034           195,000      183,468
                                                                                                                   ----------

Sovereign Bonds--1.3%
Argentina Bonos (a)                                                       5.389       8/3/2012           270,000      153,900
Republic of Argentina                                                     7.000      9/12/2013           290,000      255,200
Republic of South Africa                                                  5.875      5/30/2022           120,000      117,383
                                                                                                                   ----------
Total Sovereign Bonds (Cost $570,151)                                                                                 526,483
                                                                                                                   ----------

Yankee Bonds--0.5%
TNK-BP Finance SA 144A (Cost $198,332)                                    7.500      3/13/2013           200,000      199,500
                                                                                                                   ----------

Pass-Thru Securities--15.6%

Agency Pass-Thru Securities--13.8%
FGLMC (TBA) (b)                                                           5.500      1/14/2038         2,020,000    2,015,580
FHLMC                                                                     5.250      7/18/2011           600,000      630,524

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                           Par        Value
Security Description                                                      Rate       Maturity             Value     (Note 1A)
--------------------------------------------------------------------------------------------------------------------------------
Agency Pass-Thru Securities (continued)
FNMA                                                                      5.500%     1/1/2034    USD     364,878   $  365,149
FNMA (TBA) (b)                                                            5.000      1/1/2021          2,115,000    2,063,447
FNMA (TBA) (b)                                                            6.000      1/1/2036            560,000      568,575
                                                                                                                   ----------
                                                                                                                    5,643,275
                                                                                                                   ----------

Non-Agency Pass-Thru--1.8%
First Union-Chase Commercial Mortgage                                     5.950      6/15/2031           170,000      172,519
Goldman Sachs Mortgage Securities Corp., Cl. L 144A (a)                   6.552      3/26/2020           140,000      131,600
Impac Secured Assets Corp. 2006-2 2A1 (a)                                 5.215      8/25/2036           310,081      291,558
Morgan Stanley Capital I 2006-IQ12 A1                                     5.257     12/15/2043           125,388      125,851
                                                                                                                   ----------
                                                                                                                      721,528
                                                                                                                   ----------
Total Pass-Thru Securities (Cost $6,303,212)                                                                        6,364,803
                                                                                                                   ----------

U.S. Treasury Obligations--7.4%
U.S. Treasury Notes                                                       4.875      5/31/2009            95,000       97,345
U.S. Treasury Notes                                                       4.750      2/15/2010           564,000      583,475
U.S. Treasury Notes                                                       4.500     11/15/2010           645,000      670,649
U.S. Treasury Notes                                                       4.875      5/31/2011           180,000      189,703
U.S. Treasury Notes                                                       4.250     11/15/2013         1,445,000    1,498,172
                                                                                                                   ----------
Total U.S. Treasury Obligations (Cost $2,998,868)                                                                   3,039,344
                                                                                                                   ----------

Foreign Denominated--40.3%

Argentina--0.4%
Republic of Argentina (a)                                                 2.000       9/30/2014  ARS     520,000      159,798
                                                                                                                   ----------

Brazil--0.5%
Republic of Brazil                                                       12.500       1/5/2016   BRL     360,000      219,966
                                                                                                                   ----------

Egypt--0.4%
Arab Republic of Egypt                                                    0.000       7/18/2012  EGP   1,000,000      186,640
                                                                                                                   ----------

Euro--15.6%
Autostrade SpA EMTN (a)                                                   5.334       6/9/2011   EUR     300,000      438,661
Bes Finance (a)                                                           4.500      3/16/2015            95,000      121,548
BNP Paribas (a)                                                           5.190      4/29/2049           150,000      196,938
Carrefour SA EMTN                                                         5.375     10/10/2014            50,000       72,530
Deutsche Republic                                                         3.500      1/14/2016           100,000      138,361
Deutsche Republic                                                         4.750       7/4/2034           230,000      341,650
E.ON International Finance EMTN                                           5.500      10/2/2017           130,000      191,786
FCE Bank PLC EMTN (a)                                                     5.765      9/30/2009           880,000    1,168,688
Finmeccanica SpA                                                          4.875      3/24/2025            80,000       99,861
GE Capital European Funding EMTN (a)                                      4.723       5/4/2011           370,000      537,211
HBOS Finance (a)                                                          7.627      12/9/2049           125,000      189,129
Holcim Finance                                                            4.375      6/23/2010            65,000       93,188
Household Finance Corp. EMTN                                              6.500       5/5/2009           100,000      148,195
HSBC (a)                                                                  5.369     12/24/2049           140,000      191,242
HVB Funding Trust VIII (a)                                                7.055      3/29/2049           130,000      191,105
Koninkijke KPN                                                            4.750      1/17/2017            75,000      100,323
Lloyds TSB Bank (a)                                                       6.350     10/29/2049            65,000       94,732
MPS Capital Trust I (a)                                                   7.990     12/29/2049            60,000       92,460
National Westminster Bank PLC EMTN (a)                                    6.625     10/29/2049            70,000      104,109
Netherlands Government Bond                                               4.000      1/15/2037           470,000      614,642
RBS Capital Trust (a)                                                     6.467     12/29/2049            65,000       94,698
Repsol International Finance EMTN                                         4.625      10/8/2014           100,000      136,361

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                           Par          Value
Security Description                                                      Rate       Maturity             Value       (Note 1A)
----------------------------------------------------------------------------------------------------------------------------------
Euro (continued)
Schering-Plough                                                           5.000%     10/1/2010   EUR        50,000   $    72,976
Schering-Plough                                                           5.375      10/1/2014             140,000       200,597
Societe Generale (a)                                                      4.196      1/29/2049             150,000       190,336
Sogerim EMTN                                                              7.250      4/20/2011              60,000        91,874
Swedish Government                                                        3.000      7/12/2016           1,885,000       264,666
Telefonica Europe BV EMTN                                                 5.125      2/14/2013              55,000        79,396
Veolia Environnement EMTN                                                 4.875      5/28/2013              65,000        92,592
                                                                                                                     -----------
                                                                                                                       6,349,855
                                                                                                                     -----------

Japan--8.8%
Development Bank of Japan                                                 1.050      6/20/2023   JPY    27,000,000       214,232
Japan Government                                                          1.000     12/20/2012         117,000,000     1,048,119
Japan Government                                                          1.100     12/10/2016         249,000,000     2,245,185
Japan Government                                                          1.900      9/20/2023          10,000,000        89,881
                                                                                                                     -----------
                                                                                                                       3,597,417
                                                                                                                     -----------

Mexico--1.0%
Mexican Fixed Rate Bonds                                                  8.000     12/19/2013   MXN     4,410,000       405,317
                                                                                                                     -----------

United Kingdom--13.6%
BAT International Finance PLC EMTN                                        6.375     12/12/2019   GBP        40,000        79,595
United Kingdom Gilt                                                       4.250       3/7/2011             690,000     1,363,474
United Kingdom Gilt                                                       8.000      9/27/2013             575,000     1,339,741
United Kingdom Gilt                                                       5.000       9/7/2014             730,000     1,489,506
United Kingdom Gilt                                                       4.000       9/7/2016             540,000     1,033,733
United Kingdom Gilt                                                       4.250       6/7/2032             125,000       243,373
                                                                                                                     -----------
                                                                                                                       5,549,422
                                                                                                                     -----------
Total Foreign Denominated (Cost $15,814,144)                                                                          16,468,415
                                                                                                                     -----------
Total Bonds and Notes (Cost $38,095,497)                                                                              38,683,107
                                                                                                                     -----------

CONVERTIBLE PREFERRED STOCKS--0.2%                                                                       Shares
                                                                                                       -----------
FNMA 5.375% CVT Pfd (Cost $100,000)                                                                              1        84,549
                                                                                                                     -----------

SHORT-TERM INVESTMENTS--13.1%                                                                           Par Value
                                                                                                       -----------
Commercial Paper--1.0%
Cox Enterprises Inc. (c) (Cost $394,881)                                  5.58%      1/15/2008   USD       395,000       394,013
                                                                                                                     -----------

Federal Agency Bonds--11.4%
FHLB Discount Note (c) (d) (Cost $4,653,571)                              4.20%      1/22/2008           4,665,000     4,653,571
                                                                                                                     -----------

U.S. Treasury Bill--0.7%
U.S. Treasury Bill (c) (d) (Cost $296,929)                                2.90%      3/27/2008             299,000       296,929
                                                                                                                     -----------
Total Short Term Investments (Cost $5,345,381)                                                                         5,344,513
                                                                                                                     -----------

INVESTMENT OF CASH COLLATERAL--4.1%                                                                      Shares
                                                                                                       -----------
BlackRock Cash Strategies L.L.C. (e) (Cost $1,657,140)                                                   1,657,140     1,657,140
                                                                                                                     -----------
TOTAL UNAFFILIATED INVESTMENTS (Cost $45,198,018)                                                                     45,769,309
                                                                                                                     -----------

AFFILIATED INVESTMENTS--3.3%
Dreyfus Institutional Preferred Plus Money Market Fund (f) (Cost $1,341,911)                             1,341,911     1,341,911
                                                                                                                     -----------

TOTAL INVESTMENTS--115.4% (Cost $46,539,929)                                                                          47,111,220
                                                                                                                     -----------

LIABILITIES IN EXCESS OF OTHER ASSETS--(15.4%)                                                                        (6,278,467)
                                                                                                                     -----------

NET ASSETS--100%                                                                                                     $40,832,753
                                                                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

Notes to Schedule of Investment:

144A--Securities exempt form registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,883,322 or 7.1% of net assets.

ARS--Argentine Peso
BRL--Brazilian Real
CVT--Convertible
EGP--Egyptian Pound
EMTN--Euro Medium term note
EUR--Euro
FGLMC--Federal Government Loan Mortgage Corporation
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Company
FNMA--Federal National Mortgage Association
GBP--British Pound
JPY--Japanese Yen
MXN--Mexican New Peso
MYR--Malaysian Ringgit
NZD--New Zealand Dollar
PFD--Preferred
REIT--Real Estate Investment Trust
TBA--To be announced
THB--Thai Baht
USD--United States Dollar
(a) Variable Rate Security; rate indicated is as of December 31, 2007.
(b) Delayed delivery security.
(c) Rate denoted is yield to maturity.
(d) Denotes all or part of security segregated as collateral for delayed delivery securities, futures and swap contracts.
(e) Illiquid security. At period end, the value of these securities amounted to $1,657,140 or 4.1% of net assets.
(f) Affiliated money market fund.

At December 31, 2007, the Fund held the following futures contracts:

                                                                                                             Unrealized
                                                                                    Underlying Face         Appreciation/
Contract                                     Position        Expiration Date        Amount at Value         (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
U.S. 2 Year Treasury Note (6 Contracts)        Short            3/31/2008               1,261,500               $  (683)
U.S. 5 Year Treasury Note (39 Contracts)       Long             3/31/2008               4,300,969                21,828
U.S. 10 Year Treasury Note (20 Contracts)      Short            3/19/2008               2,267,812                (2,245)
U.S. Long Bond CBT (5 Contracts)               Short            3/19/2008                 581,875                  3,022
EURO--Bobl (19 Contracts)                      Long              3/6/2008               2,993,025                (36,921)
EURO--Bund (21 Contracts)                      Long              3/6/2008               3,466,527                (80,591)
                                                                                                                --------
                                                                                                                $(95,590)
                                                                                                                ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                  Schedule of Investments -- December 31, 2007

At December 31, 2007, the Fund held the following forward exchange contracts:

                                    Local                                                                       Unrealized
                                  Principal                Contract        Value at             Amount         Appreciation
Contracts to Deliver                Amount                Value Date    December 31, 2007    to Receive       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Euro                                  510,000              3/19/2008       $   744,826       $   753,168         $  8,342
Euro                                   40,000              3/19/2008            58,418            59,072              654
Euro                                  300,000              3/19/2008           438,133           443,307            5,174
Euro                                3,788,000              3/19/2008         5,532,157         5,595,846           63,689
British Pounds                        400,000              3/19/2008           792,478           809,820           17,342
British Pounds                      2,385,000              3/19/2008         4,725,148         4,829,434          104,286
British Pounds                        190,000              3/19/2008           376,427           379,942            3,515
Japanese Yen                      224,950,000              3/19/2008         2,034,293         2,036,115            1,822
Japanese Yen                       15,440,000              3/19/2008           139,629           139,823              194
Japanese Yen                      177,810,000              3/19/2008         1,607,992         1,609,767            1,775
Mexican Peso                        4,560,000              3/19/2008           418,118           418,675              557
New Zealand Dollar                    510,000              3/19/2008           387,133           395,872            8,739
Swedish Krona                       1,850,000              3/19/2008           286,442           289,026            2,584
                                                                           -----------       -----------         --------
                                                                           $17,541,194       $17,759,867         $218,673
                                                                           ===========       ===========         ========

                                    Local                                                                       Unrealized
                                  Principal                Contract          Value at           Amount         Appreciation
Contracts to Receive                Amount                Value Date    December 31, 2007     to Deliver      (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Argentine Peso                        320,000               1/7/2008       $   101,559       $   101,846         $   (287)
Australian Dollar                     460,000              3/19/2008           401,061           399,045            2,016
Euro                                  400,000              3/19/2008           584,177           590,720           (6,543)
Euro                                  220,000              3/19/2008           321,297           323,917           (2,620)
Euro                                   90,000              3/19/2008           131,440           132,174             (734)
Hungary Forint                     17,700,000               1/7/2008           102,454           103,328             (874)
Indonesian Rupiah               1,810,000,000              3/19/2008           192,297           193,749           (1,452)
Israeli Shekel                        390,000               1/7/2008           101,250           101,367             (117)
Japanese Yen                       89,560,000              3/19/2008           809,919           810,644             (725)
Malaysian Ringgit                     660,000              3/19/2008           200,172           200,730             (558)
Norwegian Krone                     2,500,000              3/19/2008           459,272           458,127            1,145
Norwegian Krone                     2,100,000              3/19/2008           385,789           385,201              588
Russian Ruble                       2,500,000               1/9/2008           101,809           102,493             (684)
Russian Ruble                       9,660,000              3/19/2008           393,099           390,271            2,828
Russian Ruble                       4,840,000              3/19/2008           196,957           195,540            1,417
Saudi Arabia Riyal                    540,000              3/25/2008           144,833           144,733              100
Saudi Arabia Riyal                     90,000              3/25/2008            24,139            24,194              (55)
Turkish Lira                          120,000               1/7/2008           102,723           100,376            2,347
                                                                           -----------       -----------         --------
                                                                           $ 4,754,247       $ 4,758,455         $ (4,208)
                                                                           ===========       ===========         ========

The Fund held the following cross currency contracts at December 31, 2007:

                                                                                                                 Unrealized
                                   Value at                  In              Value at          Contract         Appreciation
Contracts to Deliver           December 31, 2007        Exchange For    December 31, 2007     Value Date       (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
British Pounds                     $  396,239             Swiss Franc       $  402,226         3/19/2008         $  5,987
Euro                                  200,132            Polish Zloty          198,760         3/19/2008           (1,372)
Euro                                  408,924           Swedish Krona          406,974         3/19/2008           (1,950)
New Zealand Dollar                    850,176       Australian Dollar          860,955         3/19/2008           10,779
                                   ----------                               ----------                           --------
                                   $1,855,471                               $1,868,915                           $ 13,444
                                   ==========                               ==========                           ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                  Schedule of Investments -- December 31, 2007
--------------------------------------------------------------------------------

At December 31, 2007, the Fund held the following open swap agreements:

                                                                                                                        Unrealized
Credit Default Swaps                   Reference                 Buy/Sell   (Pay)/Receive    Expiration    Notional    Appreciation/
   Counterparty                         Entity                  Protection  Fixed Rate (%)      Date        Amount    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Citibank                           Altria Group, 7%, 11/4/2013      Buy        (0.270)       12/20/2011   720,000 USD   $    141
Citibank                        Northern Tobacco, 5%, 6/1/2046     Sell         1.350        12/20/2011   360,000 USD    (16,368)
Citibank             Southern California Tobacco, 5%, 6/1/2037     Sell         1.350        12/20/2011   360,000 USD    (16,368)
Deutsche              Capital One Financial, 6.25%, 11/15/2013      Buy        (2.530)       12/20/2012   140,000 USD        739
Deutsche                      Northern Rock, 3.875%, 3/28/2008     Sell         7.000         3/20/2008 1,190,000 USD     10,017
Goldman, Sachs & Co.              Autozone, 5.875%, 10/15/2012      Buy        (0.620)        6/20/2017   570,000 USD     (1,449)
Goldman, Sachs & Co.  Capital One Financial, 6.25%, 11/15/2013      Buy        (2.350)       12/20/2012   120,000 USD      1,535
Goldman, Sachs & Co.  Capital One Financial, 6.25%, 11/15/2013      Buy        (2.550)       12/20/2012    43,000 USD        191
Goldman, Sachs & Co.               Dow Jones CDX.NA.IG.8 Index      Buy        (2.750)        6/20/2012   450,000 USD        552
JPMorgan                   Block Financial, 5.125%, 10/30/2014      Buy        (1.900)        9/20/2012   360,000 USD      9,348
JPMorgan                   Block Financial, 5.125%, 10/30/2014      Buy        (2.250)       12/20/2012    10,000 USD        120
JPMorgan              Capital One Financial, 6.25%, 11/15/2013      Buy        (2.350)       12/20/2012   107,000 USD      1,369
JPMorgan                           Commercial Mortgage Backed,
                                             2007-3, AAA Index      Buy        (0.080)       12/13/2049 1,250,000 USD     17,671
JPMorgan                           Dow Jones CDX.NA.HY.8 Index      Buy        (2.750)        6/20/2012   450,000 USD      5,687
JPMorgan                           Dow Jones CDX.NA.HY.8 Index      Buy        (2.750)        6/20/2012   900,000 USD    (13,403)
JPMorgan                           Dow Jones CDX.NA.HY.9 Index      Buy        (3.750)       12/20/2012   130,000 USD      4,419
JPMorgan                           Dow Jones CDX.NA.HY.9 Index      Buy        (3.750)       12/20/2012   820,000 USD        404
JPMorgan              iTRAXX Europe Senior Financials Series 8      Buy        (0.450)       12/20/2012 2,125,000 USD     19,719
JPMorgan                          Republic of the Philippines,
                                            10.625%, 3/16/2025      Buy        (2.480)        9/20/2017   190,000 USD     (5,715)
JPMorgan                   Russian Federation, 7.5%, 3/31/2030     Sell         0.670         8/20/2012   210,000 USD     (1,246)
JPMorgan                   Russian Federation, 7.5%, 3/31/2030     Sell         0.800         8/20/2012   380,000 USD       (140)
Merrill Lynch                   State Street, 7.65%, 6/15/2010      Buy        (0.545)       12/20/2012   140,000 USD       (621)
Morgan Stanley             Block Financial, 5.125%, 10/30/2014      Buy        (2.325)       12/20/2012    40,000 USD        356
Morgan Stanley                     Commerical Mortgage Backed,
                                             2007-3, AAA Index      Buy        (0.080)       12/13/2049   690,000 USD     17,049
Morgan Stanley         Verizon Communications, 4.9%, 9/15/2015      Buy        (0.410)        3/20/2018   400,000 USD        894
                                                                                                                        --------
                                                                                                                        $ 34,901
                                                                                                                        ========

                                                                                                                Unrealized
Interest Rate Swaps        Reference           Pay/Receive    (Pay)/Receive   Expiration      Notional         Appreciation/
   Counterparty              Entity           Floating Rate   Fixed Rate (%)      Date         Amount         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
JPMorgan              EUR--6 Month Euribor       Receive         (4.1595)       1/19/2012      1,230,000 EUR     $(14,387)
JPMorgan              JPY--6 Month Yenibor           Pay          1.3600        1/19/2012    219,000,000 JPY       27,324
JPMorgan               MYR--3 Month Kilbor           Pay          4.1600       10/31/2011        838,925 MYR        1,660
JPMorgan                NZD--3 Month Libor           Pay          8.0475        6/21/2012        500,000 NZD       (2,698)
JPMorgan                THB--6 Month Bibor           Pay          5.1800        11/2/2011      8,464,000 THB        5,987
JPMorgan                USD--6 Month Libor           Pay          4.8975        8/24/2009      5,820,000 USD      162,202
JPMorgan                NZD--3 Month Libor           Pay          7.8750        5/18/2010      2,850,000 NZD      (32,230)
UBS AG                JPY--6 Month Yenibor           Pay          0.8775        5/11/2008    798,000,000 JPY       (3,409)
UBS AG                JPY--6 Month Yenibor           Pay          2.5125         6/6/2026    159,000,000 JPY       76,180
                                                                                                                 --------
                                                                                                                 $220,629
                                                                                                                 ========

The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                  Schedule of Investments -- December 31, 2007
--------------------------------------------------------------------------------

At December 31, 2007, the Fund held the following forward volatility options.

                                                                                  Expiration                          Unrealized
Counterparty                              Description                                Date      Notional Amount ($)   Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co.               OTC contract to purchase a 2 year expiration
                        straddle (call and put) on a USD 10 Year Fixed/Floating
                         interest rate swap on 4/21/2008 for a premium of 7.04%
                          of notional. The option strikes will be determined on
                          the expiration date of the foward agreement using the
                          10 Year USD interest rate swap rate, 6 month forward.    4/21/2010      780,000 USD           $ 5,525
                                                                                                                        =======

At December 31, 2007, the country allocation was as follows:

                                       Percentage of
Country Allocation                      Investments
----------------------------------------------------------
Argentina                                  1.2%
Brazil                                     0.5
Egypt                                      0.4
Euro                                      11.5
Japan                                      9.2
Mexico                                     0.9
South Africa                               0.3
Sweden                                     0.6
U.K.                                      16.9
U.S.                                      58.5
                                         -----
                                         100.0%

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                      Statement of Assets and Liabilities
                  December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

Assets
  Investment in securities:
    Unaffiliated issuers, at value (Note 1A) (cost $45,198,018)                                    $45,769,309
    Affiliated issuers, at value (Note 1A) (cost $1,341,911) (Note1H)                                1,341,911
  Dividends and interest receivable                                                                    409,147
  Unrealized appreciation on swap contracts--(Note 6)                                                  363,564
  Unrealized appreciation on forward foreign currency exchange contracts--(Note 6)                     246,032
  Unrealized appreciation on forward rate swaptions                                                      5,525
  Unamortized Swap premium paid                                                                        172,420
  Receivable for investments sold                                                                      235,226
  Receivable for variation margin on open futures contracts--Note 6                                        565
  Prepaid expenses                                                                                       7,047
                                                                                                   -----------
    Total assets                                                                                    48,550,746

Liabilities
  Payable for investments purchased                                                  $4,601,461
  Payable for securities lending collateral investment (Note 7) (Note 10)             1,657,140
  Distributions payable                                                                 123,554
  Due to custodian--Foreign currency (cost $900,073)                                    913,101
  Due to custodian                                                                      167,359
  Unamortized Swap premium received                                                      15,375
  Unrealized depreciation on swap contracts--(Note 6)                                   108,034
  Unrealized depreciation on forward currency exchange contracts--(Note 6)               17,971
  Accrued professional fees                                                              72,825
  Accrued accounting, administration, custody fees and transfer agent (Note 2)           37,948
  Accrued trustees' fees expenses (Note 2)                                                1,542
  Accrued shareholder reporting expense (Note 2)                                          1,100
  Accrued chief compliance officer fees (Note 2)                                            236
  Other accrued expenses and liabilities                                                    347
                                                                                     ----------
    Total liabilities                                                                                7,717,993
                                                                                                   -----------
Net Assets                                                                                         $40,832,753
                                                                                                   ===========

Net Assets consist of:
  Paid-in capital                                                                                  $46,270,052
  Accumulated net realized loss                                                                     (6,341,069)
  Distributions in excess of net investment income                                                     (54,167)
  Net unrealized appreciation                                                                          957,937
                                                                                                   -----------
Total Net Assets                                                                                   $40,832,753
                                                                                                   ===========
Shares of beneficial interest outstanding                                                            2,179,806
                                                                                                   ===========
  Net Asset Value, offering and redemption price per share
    (Net Assets/Shares outstanding)                                                                $     18.73
                                                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                            Statement of Operations
                      For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income (net of foreign withholding tax of $1,651)                                     $2,042,907
  Dividend income from affiliated investments (Note 1H)                                              40,205
  Security lending income (Note 7) (Note 10)                                                          9,151
  Dividend income                                                                                     5,375
                                                                                                 ----------
    Net investment income                                                                         2,097,638

Expenses
  Investment advisory fee (Note 2)                                                $ 161,717
  Accounting, administration and custody fees (Note 2)                              111,728
  Professional fees                                                                  77,896
  Registration fees                                                                  15,555
  Miscellaneous expenses                                                              2,185
  Administrative service fee (Note 2)                                                   105
                                                                                  ---------
    Total expenses                                                                  369,186
  Deduct:
  Waiver of investment advisory fee (Note 2)                                       (105,228)
                                                                                  ---------
    Net expenses                                                                                    263,958
                                                                                                 ----------
      Net investment income                                                                       1,833,680
                                                                                                 ----------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                    (233,030)
    Financial futures transactions                                                   22,324
    Written options transactions                                                     35,387
    Foreign currency transactions and forward currency exchange transactions         41,851
    Swap transactions                                                              (133,717)
                                                                                  ---------
      Net realized gain (loss)                                                                     (267,185)
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                    (274,354)
    Financial futures contracts                                                     (52,997)
    Foreign currency translation and forward currency exchange contracts            151,618
    Swap contracts                                                                  320,446
                                                                                  ---------
  Change in net unrealized appreciation (depreciation)                                              144,713
                                                                                                 ----------
    Net realized and unrealized gain (loss)                                                        (122,472)
                                                                                                 ----------
Net Increase in Net Assets from Operations                                                       $1,711,208
                                                                                                 ==========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the             For the
                                                                             Year Ended           Year Ended
                                                                          December 31, 2007   December 31, 2006
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income                                                      $ 1,833,680       $  2,287,595
  Net realized gain (loss)                                                      (267,185)          (947,015)
  Change in net unrealized appreciation (depreciation)                           144,713          1,141,527
                                                                             -----------       ------------
  Net increase (decrease) in net assets from investment operations             1,711,208          2,482,107
                                                                             -----------       ------------

Distributions to Shareholders (Note 1C)
  From net investment income                                                  (1,391,614)        (1,680,731)
                                                                             -----------       ------------
  Total distributions to shareholders                                         (1,391,614)        (1,680,731)
                                                                             -----------       ------------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                             1,458,439          2,087,125
  Value of shares issued to shareholders in reinvestment of distributions      1,231,978          1,379,153
  Cost of shares redeemed                                                     (3,837,183)       (32,775,521)
                                                                             -----------       ------------
  Net increase (decrease) in net assets from Fund share transactions          (1,146,766)       (29,309,243)
                                                                             -----------       ------------
Total Increase (Decrease) in Net Assets                                         (827,172)       (28,507,867)

Net Assets
  At beginning of year                                                        41,659,925         70,167,792
                                                                             -----------       ------------
  At end of year [including distributions in excess of
    net investment income of $54,167 and $315,926, respectively]             $40,832,753       $ 41,659,925
                                                                             ===========       ============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                          ---------------------------------------------------------
                                                            2007         2006        2005       2004       2003
                                                          -------       -------    -------    -------    --------
Net Asset Value, Beginning of Year                        $ 18.60       $ 18.28    $ 19.64    $ 20.67    $  19.43
                                                          -------       -------    -------    -------    --------
From Operations:
  Net investment income* (a)                                 0.85          0.70       0.75       0.83        0.75
  Net realized and unrealized
    gain (loss) on investments                              (0.06)(d)      0.22      (0.04)      0.20        0.49
                                                          -------       -------    -------    -------    --------
Total from investment operations                             0.79          0.92       0.71       1.03        1.24
                                                          -------       -------    -------    -------    --------
Less Distributions to Shareholders:
  From net investment income                                (0.66)        (0.60)     (2.07)     (2.06)         --
                                                          -------       -------    -------    -------    --------
Total distributions to shareholders                         (0.66)        (0.60)     (2.07)     (2.06)         --
                                                          -------       -------    -------    -------    --------
Net Asset Value, End of Year                              $ 18.73       $ 18.60    $ 18.28    $ 19.64    $  20.67
                                                          =======       =======    =======    =======    ========

Total Return (b)                                             4.30%         5.09%      3.64%      4.98%       6.38%
Ratios/Supplemental Data:
  Expenses (to average daily net assets)*(c)                 0.65%         0.65%      0.65%      0.65%       0.65%
  Net Investment Income (to average daily net assets)*       4.54%         3.79%      3.75%      3.86%       3.74%
  Portfolio Turnover (e)(f)
    Inclusive                                                 274%          152%       181%       166%        222%
    Exclusive                                                 128%          122%       167%       130%         --
  Net Assets, End of Year (000's omitted)                 $40,833       $41,660    $70,168    $72,241    $146,186

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:

  Net investment income per share (a)                     $  0.80       $  0.67    $  0.73    $  0.83    $   0.74
  Ratios (to average daily net assets):
    Expenses (c)                                             0.91%         0.81%      0.77%      0.68%       0.70%
    Net investment income                                    4.28%         3.64%      3.63%      3.83%       3.69%

(a) Calculated based on average shares outstanding,
(b) Total return would have been lower in the absence of expense waivers.
(c) Includes the Fund's share of the The Standish Mellon Global Fixed Income Portfolio's (the "portfolio") allocated expenses.
(d) Amounts include litigation proceeds received by the Fund of $0.01 for the year ended December 31, 2007.
(e) On October 25, 2007, the Fund, which owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securties and cash in excahnge for its interests in the Portfolio. Effective October 26, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are ratios for the Portfolio.
(f) Beginning in 2004, the portfolio turnover rate is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1) Organization and Significant Accounting Policies:

    Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

    The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar and non-U.S. dollar denominated fixed income securities of governments and companies located in various countries, including emerging markets.

    Effective May 1, 2007, the Board approved Fund strategy changes to ease limits on investments in emerging markets and high yield investments and lower the minimum average credit quality of the Fund. Specifically, the changes: (i) increased the limitations on high yield exposure from 15% to 25% of Fund's total assets; (ii) changed the description of the Fund's average credit quality from a "target in the range of A to AA/Aa" to "a minimum of A/A3" and (iii) increased the general limitation on investing in issuers located in emerging markets from 10% to 25% of the total assets of the Fund.

    Prior to October 26, 2007, the Fund had invested substantially all of its investable assets in Standish Mellon Fixed Income Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio, a New York trust. The Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. On October 25, 2007, the Fund, which owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's assets, including securities and cash, and assumed its stated liabilities, in exchange for its interests in the Portfolio. This redemption in kind transaction was effected based upon the net assets value of the Fund's interests in the Portfolio. Effective October 26, 2007, the Fund began investing directly in securities. Accordingly, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all the activities of both the Fund and the Portfolio.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A. Investment security valuations

    Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end registered investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

    Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

    Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

    Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

    Reduced investor demand for mortgage loans and mortgage-related securities resulting from delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and related market events have negatively impacted the performance and market value of certain mortgage-related investments and other fixed income securities, and increased investor yield requirements. This in turn has resulted in limited liquidity in the secondary market for such securities, adversely affecting the market value of mortgage-related securities and resulting in higher than usual volatility in the credit markets generally. It is possible that such limited liquidity in the secondary market for mortgage-related securities, and the related credit market volatility, could continue or worsen. To the extent that the market for securities in the Fund's portfolio becomes illiquid, the Fund might realize upon sale of an affected holding substantially less than the amount at which the Fund had previously been valuing the security in calculating its net asset value, and the Fund may incur substantial losses as a result.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

    B. Securities transactions and income

    Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

    C. Distributions to shareholders

    Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to wash sales, post-October losses, amortization of swap premium, timing of recognition of realized and unerealized appreciation and depreciation on futures contracts and differing treatments for foreign currency transactions.

    Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

    Section 988 of the Internal Revenue Code ("Code") provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

    D. Foreign currency transactions

    The Fund maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

    E. Foreign investment risk

    There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

    F. Commitments and contingencies

    In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

    G. Expenses

    The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

    H. Affiliated issuers

    Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

    I. New Accounting Requirements

    On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2) Investment Advisory Fee and Other Transactions with Affiliates:

     The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total annual operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended December 31, 2007, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $105,228. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

    The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $5,977, for the year ended December 31, 2007.

    The Trust has entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $105,751 for the year ended December 31, 2007.

     The Trust, and previously the Portfolio, also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, the Fund was charged $3,924 for the year ended December 31, 2007. See Note 7 for further details.

    The Trust, and previously the Portfolio, entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of
    0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $2,277 for the year ended December 31, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 9 for further details.

    The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2007, the Fund was charged $4,294, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

    The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $400, which amount is included in miscellaneous expenses in the statement of operations for the year ended December 31, 2007.

    The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended December 31, 2007, the Fund was charged $101 for fees payable to BNY Mellon Wealth Management.

    Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

    Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3) Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2007 were as follows:

                                                   Purchases           Sales
                                                  -----------       -----------
U.S. Government Securities                        $35,065,776       $33,626,679
                                                  ===========       ===========
Non-U.S. Government Securities                    $14,651,158       $22,900,517
                                                  ===========       ===========

(4) Shares of Beneficial Interest:

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                For the               For the
                                               Year Ended            Year Ended
                                            December 31, 2007     December 31, 2006
                                            -----------------     -----------------
    Shares sold                                  77,048                112,735
    Shares issued to shareholders in
      reinvestment of distributions              66,120                 74,640
    Shares redeemed                            (203,625)            (1,786,209)
                                               --------             ----------
    Net increase (decrease)                     (60,457)            (1,598,834)
                                               ========             ==========

    At December 31, 2007, two shareholders of record, in the aggregate, held approximately 93.5% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

    The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the fiscal years ended December 31, 2007 and December 31, 2006, the Fund did not assess any redemption fees.

(5) Federal Taxes:

    Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

    During the current year, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

    The tax basis components of distributable earnings and the federal tax cost as of December 31, 2007 were as follows:

            Cost for federal income tax purposes        $44,917,900
                                                        ===========
            Gross unrealized appreciation               $   990,328
            Gross unrealized depreciation                  (454,148)
                                                        -----------
            Net unrealized appreciation (depreciation)  $   536,180
                                                        ===========
            Undistributed ordinary income               $   173,647
            Undistributed capital gains                          --
                                                        -----------
            Total distributable earnings                $   173,647
                                                        ===========

    The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006, were as follows:

                                         2007                   2006
                                      ----------             ----------
    Ordinary income                   $1,391,614             $1,680,731
                                      ==========             ==========

    At December 31, 2007, the Fund for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

    Capital Loss
     Carry Over             Expiration Date
     ----------             ---------------
     $2,034,497                12/31/2008
        408,689                12/31/2009
      3,621,061                12/31/2010
        200,502                12/31/2014
     ----------
     $6,264,749

    During 2007, the Fund utilized $211,573 in capital loss carryovers. At December 31, 2007, $1,834,072 of capital loss carryovers expired. The Fund also treated as expired $13,518,811 of capital losses due to limitations imposed by the Internal Revenue Service Code related to share ownership activity. It is uncertain whether the Fund will be able to realize the benefits of the remaining capital loss carryovers before they expire and utilization of the remaining capital loss carryovers could be subject to future limitations imposed by the Internal Revenue Code related to share ownership activity.

    The Fund elected to defer to its fiscal year ending December 31, 2008, $19,247 of capital losses during the period November 1, 2007 to December 31, 2007.

(6) Financial Instruments:

    In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

    The Fund may trade the following financial instruments with off-balance sheet risk:

    Options

    Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund, and previously the Portfolio, may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

    underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contract's terms.

    Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold
    (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers including counterparties.

    For the year ended December 31, 2007, the Fund entered into the following transactions:

                                           Number of     Notional
    Written Put Option Transactions        Contracts      Amount     Premiums
                                           ---------     --------    --------
    Outstanding, beginning of year                --     $     --    $     --
    Options written                               18       10,300      10,476
    Options expired                              (18)     (10,300)    (10,476)
                                           ---------     --------    --------
    Outstanding, end of year                      --     $     --    $     --
                                           =========     ========    ========

                                           Number of     Notional
    Written Call Option Transactions       Contracts      Amount     Premiums
                                           ---------     --------    --------
    Outstanding, beginning of year                --     $     --    $     --
    Options written                               19       11,544      24,910
    Options expired                              (19)     (11,544)    (24,910)
    Outstanding, end of year                      --     $     --    $     --

    At December 31, 2007, the Fund held a forward volatility option. See the Schedule of Investments for further details.

    Forward foreign currency exchange contracts

    The Fund, and previously the Portfolio, may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

    At December 31, 2007, the Fund held forward foreign currency exchange contracts. See the Schedule of Investments for further details.

    Futures contracts

    The Fund, and previously the Portfolio, may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

    The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

    At December 31, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

    Swap agreements

    The Fund, and previously the Portfolio, may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gains and losses in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gains and losses. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

    At December 31, 2007, the Fund held open swap agreements. See the Schedule of Investments for further details.

(7) Security Lending:

    The Fund, and previously the Portfolio, may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

    The Fund, and previously the Portfolio, loaned securities during the year ended December 31, 2007 and earned interest on the invested collateral of $156,867 of which $147,716 was rebated to borrowers or paid in fees. At December 31, 2007, the Fund did not have any securities out on loan. See also Note 10.

(8) Delayed Delivery Transactions:

    The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     The Fund may enter into to be announced (TBA) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Fund may enter into TBA sale commitments to hedge its Fund positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     At December 31, 2007, the Fund had delayed delivery securities. See the Schedule of Investments for further details.

(9)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, and previously the portfolios in the Portfolio Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. During the year ended December 31, 2007, the Fund and the Portfolio had combined average borrowings outstanding of $2,395,333 for a total of six days and incurred $2,327 of interest expense. At December 31, 2007, the Fund did not have an outstanding loan balance.

(10) Restatement:

     The Statement of Assets and Liabilities and Schedule of Investments have been restated to correct an error in the manner in which the Fund's securities lending agent and custodian accounted for the investment in pooled investment vehicles of cash collateral derived from the Fund's securities lending activity.

     During the fiscal year ended December 31, 2007, the Fund, together with other investment series of the Trust, participated in a securities lending program. Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the "BlackRock Fund"), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse effect of such conditions on the liquidity of the BlackRock Fund's portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the "Dreyfus Fund"), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period, cash proceeds from such withdrawals by series of the Trust were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of the Dreyfus Fund.

     The Fund determined that from December 11, 2007 through the December 31, 2007 closing date of the financial statements of the Fund and continuing until March 10, 2008, the securities lending agent and custodian failed to account properly for the Fund's investments in the BlackRock Fund and the Dreyfus Fund. Specifically, the securities lending agent and custodian maintained, for each series of the Trust, subaccounts reflecting each series ownership of shares of the Dreyfus Fund and the BlackRock Fund which considered each such series to own a percentage of the Trust series' aggregate ownership of the Dreyfus Fund and the BlackRock Fund equal to each series' pro rata balance of the aggregate Trust cash collateral in the securities lending program, rather than according to each series' specific cash purchase and withdrawal activity in shares of the Dreyfus Fund and/or the BlackRock Fund. The management of the Trust determined that the securities lending agent and custodian should have accounted for these investments on a Fund specific basis in accordance with actual cash purchases and withdrawals. This erroneous methodology caused differences in the entries in the Fund's books and records on which the Fund's Schedule of Investments and Statement of Assets and Liabilities are based. These financial statements have been restated accordingly. (The Fund's annual report for the fiscal year ended December 31, 2007 containing these financial statements was previously posted on the Trust's website but had not been mailed to shareholders or filed with the Commission.) The liability listed as "Payable for securities lending collateral investment" represents the extent to which the Fund's cash needs to repay collateral exceeded the value of its interest in the Dreyfus Fund. The erroneous sub-accounting methodology had no effect on the computation of the Fund's net asset value.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     Effective March 10, 2008, the accounting for cash collateral investments in pooled vehicles was corrected to account for specific purchases and redemptions of interests in such vehicles by the Fund. All activity was reprocessed to reflect correct ownership by the Fund in each vehicle and the above described financial statements restated accordingly.

     The amounts as originally reported and as restated are as follows:

        Statement of Asset and Liabilities                              As Originally Reported     As Restated
        ----------------------------------                              ----------------------     -----------
        Investments in securities: Unaffiliated issuers, at value            $44,112,169           $45,769,309
        Total Assets                                                         $46,893,606           $48,550,746
        Payable for securities lending
          collateral investment(Note7)(Note 10)                                       --           $ 1,657,140
        Total Liabilities                                                    $ 6,060,853           $ 7,717,993
        Net assets                                                           $40,832,753           $40,832,753

        Schedule of Investments
        -----------------------
        Blackrock Cash Strategies L.L.C.                                              --           $ 1,657,140
        Total Unaffiliated Investments                                       $44,112,169           $45,769,309
        Total Investments                                                    $45,454,080           $47,111,220
        Liabilities in Excess of Other Assets                                $(4,621,327)          $(6,278,467)
        Net assets                                                           $40,832,753           $40,832,753

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, after the restatement described in Note 10 to the financial statements, present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Fund (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
LLP New York, New York
February 29, 2008, except as to Note 10, for which the date is March 27, 2008

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

              Factors Considered by the Trustees in Approving the
                   Investment Advisory Agreements (Unaudited)
--------------------------------------------------------------------------------

     The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the Fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. Prior to October 26, 2007, the Fund was not a party to an investment advisory agreement directly with any investment adviser and did not invest directly in portfolio securities. Instead, the Fund had invested all of its investable assets in the Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), which was managed by Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "Adviser"). The Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. The Fund's Board of Trustees determined annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they considered annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon.

     In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from Standish Mellon a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 27, 2007 to review these materials and to discuss the proposed continuation of the Portfolio's advisory agreement. Representatives of management attended a portion of the September meeting to provide an overview of the Adviser's organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 30, 2007.

     The information requested by the Independent Trustees and reviewed by the entire Board included:

     (i) Financial and Economic Data: The Adviser's balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser's profitability relative to that of several publicly traded investment advisers;

     (ii) Management Teams and Operations: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

     (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and the Adviser's separate account advisory fee schedules;

     (iv) Specific Facts Relating to the Fund: The Adviser's commentary on the Fund's (rather than the Portfolio alone) performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by the Adviser providing salient data about the Fund and the Portfolio, including the Portfolio's holdings, strategies, recent market conditions and outlook, as well as the Adviser's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

     (v) Other Benefits: The benefits flowing to The Bank of New York Mellon Corporation ("BNY Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

     In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

     Nature, Extent and Quality of Services

     The Board considered the nature, scope and quality of the overall services provided to the Portfolio by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

     Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

     The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Adviser's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

     The Board determined that the Adviser had the expertise and resources to manage the Portfolio effectively.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

              Factors Considered by the Trustees in Approving the
                   Investment Advisory Agreements (Unaudited)
--------------------------------------------------------------------------------

     Investment Performance

     The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 27, 2007 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

     The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2007 based on the Lipper materials provided to the Board at the September 27, 2007 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (4.97% vs. 5.29%), three-year period (4.58% vs. 4.85%) and five-year period (5.13% vs. 6.47%).

     Advisory Fee and Other Expenses

     The Board considered the advisory fee rate paid by the Portfolio to the Adviser. The Lipper data presenting the Portfolio's "net management fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

     The Portfolio's contractual advisory fee was 0.40%, which was in the 1st
     (best) quintile of its peer group of funds, the median fee of which was 0.57%. The Portfolio's net management fee (after giving effect to expense limitations) was 0.266% (which included 0.025% of administrative services fees under Lipper's calculation methodology), below the peer group median net management fee of 0.469%. Based on the Lipper data, as well as other factors discussed at the September 27, 2007 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages.

     The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

     The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.648% (after giving affect to expense limitations) was lower than the median net expense ratio of the peer group of 0.906%, notwithstanding the fact that all of the other funds in the peer group were larger than the Portfolio.

     The Adviser's Profitability

     The Board considered the Adviser's profitability in managing the Portfolio and the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment advisers in managing the Portfolio and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on the profitability information submitted to them by the Adviser, incurred losses in managing all but one of the investment companies in the Mellon Institutional Funds family of funds. The Trustees observed that the Adviser had incurred losses in operating the Portfolio in 2005 and 2006.

     Economies of Scale

     The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Standish Mellon Fixed Income Portfolio and The Boston Company International Core Equity Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

              Factors Considered by the Trustees in Approving the
                   Investment Advisory Agreements (Unaudited)
--------------------------------------------------------------------------------

     Other Benefits

     The Board also considered the additional benefits flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

     The Board considered the fact that BNY Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

     The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended December 31, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                     Number of                           Trustee
                                                                Principal        Portfolios in Other                 Remuneration**
Name (Age)                                  Term of Office     Occupation(s)        Fund Complex      Directorships   (period ended
Address, and                  Position(s)   and Length of       During Past         Overseen by          Held by        December 31,
Date of Birth              Held with Trust   Time Served*         5 Years              Trustee           Trustee            2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee        Trustee since   Chairman Emeritus,         17            None             Fund: $1,264
61 Meadowbrook Road                         11/3/1986       Decision Resources, Inc.
Weston, MA 02493                                            ("DRI") (biotechnology
9/30/40                                                     research and consulting
                                                            firm); formerly Chairman
                                                            of the Board and Chief
                                                            Executive Officer, DRI

Benjamin M. Friedman (63)    Trustee        Trustee since   William Joseph Maier,      17            None             Fund: $1,264
c/o Harvard University                      9/13/1989       Professor of Political
Littauer Center 127                                         Economy, Harvard
Cambridge, MA 02138                                         University
8/5/44

John H. Hewitt (72)          Trustee        Trustee since   Trustee, Mertens           17            None             Fund: $1,264
P.O. Box 2333                               11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee        Trustee since   Trustee, Essex Street      17            None             Fund: $1,306
c/o Essex Street Associates                 11/3/1986       Associates (family
P.O. Box 5600                                               investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees

J. David Officer (59)        Trustee        Since 2008      Director, Vice Chairman    17            None             Fund: $0
The Dreyfus Corporation      (Chairman),                    and Chief Operating Officer
200 Park Ave., 55th Fl.      President and                  of The Dreyfus Corporation;
New York, NY 10166           Chief Executive                Executive Vice President
8/24/48                      Officer                        of The Bank of New York
                                                            Mellon Corporation; and
                                                            Director and President of
                                                            MBSC Securities Corporation

* Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
** Trustee remuneration of the Fund and the Portfolio have been presented on a consolidated basis.

Principal Officers who are Not Trustees

Name (Age)                                             Term of Office
Address, and                      Position(s)          and Length of         Principal Occupation(s)
Date of Birth                     Held with Trust      Time Served           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42)           Vice President,      Vice President        Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and        since 1999;           BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial      Treasurer and         Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                  Officer              CFO since 2002        Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56)           Assistant Vice       Assistant Vice        First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       President            President             Operations, BNY Mellon Asset Management; formerly
One Boston Place                  and Secretary        since 1996;           Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                       Secretary             Standish Mellon Asset Management Company, LLC
8/19/51                                                since 2007

Mary T. Lomasney (50)             Chief                Since 2005            First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Compliance                                 Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                  Officer                                    Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                             Vice President, State Street Research & Management
4/8/57                                                                       Company ("SSRM"), and Vice President, SSRM

                       MELLON INSTITUTIONAL FUNDS
                       One Boston Place
                       Boston, MA 02108-4408
                       800.221.4795
                       www.melloninstitutionalfunds.com


                                                                     6934AR1207A

MELLON INSTITUTIONAL FUNDS

Annual Report                                    Standish Mellon
(As Restated; See Note 10)                       International Fixed Income Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS


February 2008

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2007.

The financial markets experienced a major bout of volatility in 2007 stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by subprime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. While the S&P 500 Index managed to gain 3.5% in 2007 in a very volatile environment, it lost 3.8% in the fourth quarter. The U.S. Federal Reserve Board was concerned with market instability enough to lower rates three times in 2007 even as confidence in the dollar reached new lows. In December, central banks coordinated their efforts to provide liquidity facilities to institutions with impaired assets.

Credit markets responded to the subprime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities, resulting in a significant steepening of the yield curve. In a dramatic repricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

Liquidity has slowly returned to the bond markets in general, but it is still less than normal. The financial and mortgage sectors clearly have been shaken, and this will likely exacerbate the housing recession as banks become more restrictive in their lending. In the view of some, the likelihood of a broader U.S. recession has become greater; indeed, some economists maintain that we have already entered one. Our view is that a period of diminished growth - around 1.5% to 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and reasonable corporate profitability - especially for multinational franchises - as being positives that may partially offset the drag of the housing sector and lower consumption. However, should the "credit crunch" intensify - contrary to our expectations - the odds would favor a full-scale recession.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Global sovereign bonds provided solid returns in 2007 while most bonds with a credit spread suffered. Despite the credit and liquidity crunch, global bonds provided a year of risk adjusted returns very competitive with the Fund's benchmark, the J.P. Morgan Non-U.S. Government Bond Index, which achieved a total return of 5.06% during 2007. The international bond market continues to be buffeted by concerns about structured credit, banking sector vulnerabilities, and a potential U.S. recession. We continue to believe that the major central banks in the U.S., Europe and the U.K. will need to cut rates further in 2008 as the outlook for the U.S. economy continues to deteriorate due to a weaker housing market and ongoing turmoil in the structured credit markets and banking sector.

As we move into 2008, the market has also come to realize that the U.K. housing market and economy will also likely be hurt significantly by tighter credit conditions. The front end of the gilt yield curve rallied during the second half of 2007 and the pound is weaker. The expected U.S. slowdown will, to some extent, slow growth in Europe and Japan as well. Expectations for a global decoupling from the U.S. are likely to be disappointed.

Weaker U.S. consumer demand and a depreciated U.S. currency, especially as compared to the Euro, have reduced net exports for both Europe and Japan. Furthermore, financial conditions have tightened in Europe as the result of the credit and liquidity crunch.

However, emerging markets, led by China, India, Brazil, and Russia, continue to do very well, as do other commodity exporting economies. Nevertheless, we believe that the U.S. led downturn should take some of the shine off of these regions' economic performance in 2008.

Performance

The Fund returned 4.35% in 2007, lagging its benchmark, but we believe it is well positioned for better returns going forward if our "Outlook" below is accurate. The Fund's underperformance relative to its benchmark in 2007 was mainly driven by its exposure to the riskier parts of the global bond markets, such as high yield and emerging market debt.

Even though we are disappointed that the Fund lost ground relative to its benchmark, we are proud in that we restructured the portfolio in the first half of 2007 and shed a lot of credit risk. The Fund has always invested heavily in corporate credits and we avoided almost all of the blowups.

The Fund's main source of credit risk and underperformance has come from its Northern Rock position. These securities were downgraded to high yield after we purchased them at distressed levels when they were investment grade. We remain optimistic, as to these holdings, however, as the restructuring and ownership situation of the bank gets resolved. Unfortunately the process has taken much longer than we had expected and so the mark-to-market impact on Fund performance subtracted nearly 70 basis points.

The remaining drag on performance came from our other high yield exposure in short dated high yield bonds, which we believe will mature at par, and some other one-off exposures to emerging market debt.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

On the positive side we had a great year in terms of our country, curve and duration positioning for the Fund. The Fund consistently invested in the top performing markets during 2007 which included Japan and Sweden during the first half and then the U.K. and the U.S. during the second half of 2007.

The Fund was consistently long duration during 2007 which was not helpful during the first half of 2007 but paid off when the credit crunch and flight to quality occurred in the summer. We have been long duration in the U.S., Japan and the U.K., while underweight duration in Europe. Even though U.S. bonds are not represented in the benchmark index we thought the U.S. economy would lead the international bond markets as the housing recession intensified.

Curve positioning was also helpful in 2007 as we anticipated a steeper yield curve on the back of U.S. Federal Reserve rate cuts. We also benefited from a flattening of the European yield curve even though the European Central Bank was raising interest rates. The long end of the European yield curve is highly correlated with that of the U.S. and was dragged lower as the global bond rally intensified late in 2007.

Currency positioning also added about 20 basis points to the portfolio over the course of 2007 as we held mostly short dollar positions against a wide variety of currencies.

Outlook

We remain negative on the outlook for the U.S. economy as we believe the continuing housing market correction will translate into a weaker consumer sector. We believe that the unemployment rate will increase further over the coming months, and that this will also slow consumer spending. We believe that a weaker job market, combined with lower inflation and capacity utilization, should prompt the Fed to cut rates below 3% in 2008. We are therefore positioned for lower rates and a steeper yield curve in the U.S. We are also overweight U.K. duration and have shorted the pound as we expect the British economy to weaken. In Japan, we are overweight duration as we continue to expect that the economic recovery will be very gradual. We remain underweight in Europe as inflation has increasingly become a concern for the European Central Bank. However, given the uncertain growth outlook, our base case is that rates remain on hold for a while, so the underweight must be viewed in conjunction with the U.S. and U.K. overweight positions. We believe growth in several of the smaller developed economies, like Norway, Sweden, and Australia, will likely remain relatively robust, and we remain underweight duration in these countries.

Thomas F. Fahey                           David Leduc, CFA
Portfolio Manager                         Portfolio Manager
Standish Mellon Asset Management          Standish Mellon Asset Management
Company, LLC                              Company, LLC

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

    Comparison of Change in Value of $100,000 Investment in Standish Mellon International Fixed Income Fund and the J.P. Morgan Non-U.S. Government Bond
                                 Index (Hedged)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                    Standish Mellon              J.P. Morgan Non-U.S. Government
  PERIOD     International Fixed Income Fund           Bond Index (Hedged)*
12/31/97               $100,000                             $100,000
 3/31/98               $102,546                             $103,124
 6/30/98               $104,332                             $105,488
 9/30/98               $107,451                             $111,134
12/31/98               $108,732                             $112,136
 3/31/99               $110,982                             $114,108
 6/30/99               $110,132                             $113,279
 9/30/99               $108,552                             $113,591
12/31/99               $109,592                             $114,856
 3/31/00               $111,907                             $117,357
 6/30/00               $113,939                             $119,448
 9/30/00               $115,940                             $121,232
12/31/00               $120,205                             $125,719
 3/31/01               $123,870                             $129,271
 6/30/01               $123,486                             $129,741
 9/30/01               $124,514                             $132,575
12/31/01               $125,101                             $133,316
 3/31/02               $124,584                             $132,901
 6/30/02               $127,375                             $135,890
 9/30/02               $130,497                             $140,434
12/31/02               $133,155                             $142,662
 3/31/03               $135,547                             $144,588
 6/30/03               $138,936                             $146,449
 9/30/03               $138,870                             $145,358
12/31/03               $139,667                             $145,482
 3/31/04               $142,524                             $147,926
 6/30/04               $140,531                             $146,337
 9/30/04               $143,255                             $149,853
12/31/04               $146,480                             $153,057
 3/31/05               $146,895                             $154,981
 6/30/05               $151,015                             $159,952
 9/30/05               $152,294                             $160,361
12/31/05               $153,405                             $161,623
 3/31/06               $152,465                             $160,275
 6/30/06               $152,200                             $160,231
 9/30/06               $158,461                             $165,646
12/31/06               $159,960                             $166,634
 3/31/07               $161,758                             $168,149
 6/30/07               $159,726                             $166,596
 9/30/07               $163,790                             $171,509
12/31/07               $166,909                             $175,059

                          Average Annual Total Returns
                         (for period ended 12/31/2007)
--------------------------------------------------------------------------------

                                                                                  Since
                                                                                Inception
                1 Year          3 Years         5 Years         10 Years        (1/3/1991)
-------------------------------------------------------------------------------------------
Fund             4.35%           4.45%           4.62%            5.26%           7.75%

* Source: Bloomberg Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                    Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                              Expenses Paid
                                 Beginning              Ending              During Period(+)
                               Account Value         Account Value            July 1, 2007
                               July 1, 2007        December 31, 2007      to December 31, 2007
-----------------------------------------------------------------------------------------------
Actual                           $1,000.00            $1,021.75                  $3.71
Hypothetical (5% return
  per year before expenses)      $1,000.00            $1,021.58                  $3.67

-----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund


           Portfolio Information as of December 31, 2007 (Unaudited)
--------------------------------------------------------------------------------


The Fund is actively managed. Current holdings may be different than those presented below.

                                                                   Percentage of
Summary of Combined Ratings                                         Investments
--------------------------------------------------------------------------------
Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                                   60.9%
AA                                                                    11.8
A                                                                     10.3
BBB                                                                    9.4
BB                                                                     3.7
B                                                                      3.9
                                                                     -----
  Total                                                              100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higher rating category.

                                                                                Percentage of
Top Ten Holdings*                       Rate            Maturity                 Investments
---------------------------------------------------------------------------------------------
Deutsche Republic                      5.750%           7/4/2034                     7.9%
United Kingdom Gilt                    8.000           9/27/2013                     6.7
Japan Government                       1.100          12/10/2016                     6.4
Development Bank of Japan              1.700           9/20/2022                     4.7
FNMA (TBA)                             6.000            1/1/2036                     3.7
Swedish Government                     5.250           3/15/2011                     3.4
United Kingdom Gilt                    5.000            9/7/2014                     3.3
FCE Bank PLC EMTN                      5.765           9/30/2009                     3.1
United Kingdom Gilt                    5.000            3/7/2012                     3.1
United Kingdom Gilt                    4.000            9/7/2016                     3.1
                                                                                    ----
                                                                                    45.4%

* Excluding short-term investments and investment of cash collateral.


                                                                   Percentage of
Economic Sector Allocation                                          Investments
--------------------------------------------------------------------------------
ABS/CMBS/CMO                                                            3.9%
Corporate                                                              31.1
Emerging Markets                                                        3.5
Government/Agency                                                      49.9
Mortgage Pass Thru                                                      4.4
Cash & Equivalents                                                      7.2
                                                                      -----
                                                                      100.0%

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                           Par               Value
Security Description                                           Rate            Maturity                   Value            (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--98.8%

BONDS AND NOTES--93.2%

Asset Backed--0.7%
Chase Issuance Trust 2007-A1 A1 (a) (Cost $660,000)           5.048%          3/15/2013     USD          660,000          $  654,816

Collateralized Mortgage Bonds--3.3%
GNMA 2004-23 B                                                2.946           3/16/2019                  506,834             494,497
GNMA 2005-76 A                                                3.963           5/16/2030                  548,265             541,062
GNMA 2005-79 A                                                3.998          10/16/2033                  489,853             484,294
GNMA 2006-67 A                                                3.947           10/6/2011                  939,826             926,895
GNMA 2006-68 A                                                3.888           7/16/2026                  466,390             459,653
GNMA 2007-34-A                                                4.272          11/16/2026                  389,168             386,199
                                                                                                                          ----------
Total Collateralized Mortgage Obligations (Cost $3,249,918)                                                                3,292,600
                                                                                                                          ----------

Corporate--15.0%

Banking--4.8%
Bank of America Capital Trust XIII (a)                        5.391           3/15/2049                  330,000             276,460
Chevy Chase Bank FSB                                          6.875           12/1/2013                  270,000             257,175
Citigroup, Inc.                                               5.300          10/17/2012                  340,000             344,423
Mizuho JGB Investment 144A (a)                                9.870           8/30/2049                  500,000             504,566
Northern Rock PLC 144A (a)                                    5.600           4/30/2014                  250,000             155,000
Northern Rock PLC 144A (a)                                    6.594           6/28/2049                2,750,000           1,705,000
Royal Bank of Scotland Group PLC 144A (a)                     6.990           10/5/2049                  320,000             319,037
SB Treasury Co. 144A (a)                                      9.400           6/30/2049                  500,000             509,845
Sovereign Bancorp (a)                                         5.114           3/23/2010                  200,000             198,462
Tokai PFD Capital Co. 144A CVT (a)                            9.980           6/30/2049                  490,000             496,483
                                                                                                                          ----------
                                                                                                                           4,766,451
                                                                                                                          ----------

Communications--0.6%
News America, Inc.                                            6.150            3/1/2037                  270,000             260,817
Qwest Corp. (a)                                               8.241           6/15/2013                  170,000             173,400
Time Warner Cable, Inc.                                       5.400            7/2/2012                  155,000             155,312
                                                                                                                          ----------
                                                                                                                             589,529
                                                                                                                          ----------

Finance--5.4%
Capmark Financial Group 144A                                  5.875           5/10/2012                  250,000             197,891
Citigroup, Inc. (a)                                           8.300          12/21/2077                  465,000             485,549
Countrywide Home Loan                                         3.250           5/21/2008                2,162,000           1,953,730
Erac USA Finance Co. 144A                                     5.300          11/15/2008                  490,000             486,712
ERP Operating LP                                              5.750           6/15/2017                  285,000             271,393
General Electric Capital Corp.                                5.625           9/15/2017                1,020,000           1,046,496
Pricoa Global Funding 144A                                    5.400          10/18/2012                  515,000             534,103
Sprint Capital Corp.                                          8.375           3/15/2012                  230,000             249,096
Willis North America                                          6.200           3/28/2017                  235,000             234,483
                                                                                                                          ----------
                                                                                                                           5,459,453
                                                                                                                          ----------

Health Care--0.2%
Coventry Health Care, Inc.                                    5.950           3/15/2017                  195,000             191,200
                                                                                                                          ----------

Industrials--2.1%
Kraft Foods, Inc.                                             6.875            2/1/2038                  285,000             295,884
Nordic Telecommunication Co. Holdings 144A                    8.875            5/1/2016                  210,000             215,250
Repsol International Finance EMTN                             4.625           10/8/2014                  255,000             347,721
Rogers Wireless, Inc.                                         7.500           3/15/2015                  255,000             278,864


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                            Par              Value
Security Description                                           Rate            Maturity                    Value           (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Industrials (continued)
SabMiller PLC 144A (a)                                        5.531%           7/1/2009     USD          200,000         $   200,645
Schering-Plough                                               5.000           10/1/2010                   85,000             124,059
Schering-Plough                                               5.375           10/1/2014                  350,000             501,492
Steel Dynamics, Inc. 144A                                     7.375           11/1/2012                  155,000             155,775
                                                                                                                          ----------
                                                                                                                           2,119,690
                                                                                                                          ----------

Services--0.2%
Delhaize America, Inc.                                        6.500           6/15/2017                  200,000             204,605
                                                                                                                          ----------

Utilities--1.7%
Enel Finance International 144A                               5.700           1/15/2013                  190,000             192,904
Kentucky Power Co. 144A                                       6.000           9/15/2017                  540,000             538,609
Midamerican Energy Holdings Co.                               6.500           9/15/2037                  250,000             261,071
National Grid PLC                                             6.300            8/1/2016                  195,000             199,075
Nisource Finance Corp. (a)                                    5.585          11/23/2009                  200,000             198,069
Virginia Electric Power Co.                                   5.950           9/15/2017                  280,000             288,624
                                                                                                                          ----------
                                                                                                                           1,678,352
                                                                                                                          ----------

Total Corporate Bonds (Cost $15,441,550)                                                                                  15,009,280
                                                                                                                          ----------

Sovereign Bonds--1.1%
Argentina Bonos (a)                                           5.389            8/3/2012                  705,000             401,850
Republic of Argentina                                         7.000           9/12/2013                  490,000             431,200
Republic of South Africa                                      5.875           5/30/2022                  280,000             273,893
                                                                                                                          ----------
Total Sovereign Bonds (Cost $1,189,358)                                                                                    1,106,943
                                                                                                                          ----------

Yankee Bonds--0.5%
TNK-BP Finance SA 144A (Cost $495,830)                        7.500           3/13/2013                  500,000             498,750
                                                                                                                          ----------

Foreign Denominated--68.2%

Brazil--0.6%
Republic of Brazil                                           12.500            1/5/2016     BRL          935,000             571,301
                                                                                                                          ----------

Egypt--0.5%
Arab Republic of Egypt 144A                                   8.750           7/18/2012     EGP        2,600,000             485,264
                                                                                                                          ----------

Euro--19.2%
Atlantia SpA EMTN (a)                                         5.334            6/9/2011     EUR          500,000             731,101
BES Finance Ltd. EMTN (a)                                     4.500          12/16/2023                  180,000             230,302
BNP Paribas (a)                                               5.019           4/13/2049                  400,000             525,167
Bombardier, Inc.                                              5.750           2/22/2008                  245,000             357,768
Carrefour SA EMTN                                             5.125          10/10/2014                  200,000             290,122
Citigroup Inc. EMTN (a)                                       4.926            6/3/2011                  675,000             964,212
Deutsche Capital                                              5.330           9/29/2049                  290,000             397,270
Deutsche Republic                                             5.750            7/4/2034                4,925,000           7,315,756
E. ON International Finance EMTN                              5.500           10/2/2017                  335,000             494,219
FCE Bank PLC EMTN (a)                                         5.765           9/30/2009                2,200,000           2,921,719
HBOS Euro Finance LP (a)                                      7.627           12/9/2049                  325,000             491,736
HSBC Capital Funding LP (a)                                   5.369           3/24/2049                  360,000             491,765
HVB Funding Trust VIII (a)                                    7.055           3/28/2049                  330,000             485,113
Koninklijke KPN                                               4.750           1/17/2017                  175,000             234,088
MPS Capital Trust I (a)                                       7.990            2/7/2011                  550,000             847,547
Netherlands Government Bond                                   4.000           1/15/2037                  855,000           1,118,124
RBS Capital Trust (a)                                         6.467           6/30/2049                  170,000             247,671


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                         Par                 Value
Security Description                                           Rate            Maturity                 Value              (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Euro (continued)
Societe Generale (a)                                          4.196%          1/26/2049     EUR          385,000          $  488,529
Sogerim EMTN                                                  7.250           4/20/2011                  195,000             298,589
Telefonica Europe BV EMTN                                     5.125           2/14/2013                  145,000             209,317
                                                                                                                          ----------
                                                                                                                          19,140,115
                                                                                                                          ----------

Japan--21.9%
Development Bank of Japan                                     1.600           6/20/2014     JPY      280,000,000           2,576,434
Development Bank of Japan                                     1.700           9/20/2022              499,000,000           4,391,925
Development Bank of Japan                                     1.050           6/20/2023               65,000,000             515,745
Dexia Municipal Agency EMTN                                   0.800           5/21/2012              152,000,000           1,347,047
European Investment Bank                                      1.400           6/20/2017              185,700,000           1,652,479
European Investment Bank (b)                                  1.900           1/26/2026              110,000,000             964,397
Japan Finance Corp.                                           1.350          11/26/2013              234,000,000           2,119,821
Japan Government                                              1.100          12/10/2016              663,000,000           5,978,143
Japan-244 (10 Year Issue)                                     1.000          12/20/2012              255,000,000           2,284,362
                                                                                                                          ----------
                                                                                                                          21,830,353
                                                                                                                          ----------

Mexico--1.3%
Mexican Fixed Rate Bonds                                      8.000          12/19/2013     MXN       14,700,000           1,351,056
                                                                                                                          ----------

Sweden--3.1%
Swedish Government                                            5.250           3/15/2011     SEK       19,700,000           3,144,681
                                                                                                                          ----------

United Kingdom--21.6%
BAT International Finance PLC EMTN                            6.375          12/12/2019     GBP          155,000             308,430
Lloyds TSB Bank PLC (a)                                       6.350           2/25/2049                  170,000             247,759
Transco Holdings PLC                                          7.000          12/16/2024                  140,000             316,592
United Kingdom Gilt                                           4.750            6/7/2010                1,280,000           2,566,372
United Kingdom Gilt                                           4.250            3/7/2011                1,270,000           2,509,582
United Kingdom Gilt                                           5.000            3/7/2012                1,420,000           2,884,397
United Kingdom Gilt                                           8.000           9/27/2013                2,695,000           6,279,308
United Kingdom Gilt                                           5.000            9/7/2014                1,485,000           3,030,022
United Kingdom Gilt                                           4.000            9/7/2016                1,490,000           2,852,337
United Kingdom Gilt                                           4.250            6/7/2032                  275,000             535,420
                                                                                                                          ----------
                                                                                                                          21,530,219
                                                                                                                          ----------
Total Foreign Denominated (Cost $64,331,846)                                                                              68,052,989
                                                                                                                          ----------

Pass Thru Securities--4.4%

Non-Agency Pass Thru Securities--1.0%
First Union-Chase Commercial Mortgage                         5.950           6/15/2031     USD          427,582             433,918
Goldman Sachs Mortgage Securities Corp., 2007-EOP L 144A (a)  6.552           3/20/2020                  360,000             338,400
Morgan Stanley Capital I 2006-IQ12 A1                         5.257          12/15/2043                  242,129             243,022
                                                                                                                          ----------
                                                                                                                           1,015,340
                                                                                                                          ----------

Agency Pass Thru Securities--3.4%
FNMA (TBA) (c)                                                6.000            1/1/2036                3,375,000           3,426,678
                                                                                                                          ----------
Total Pass Thru (Cost $4,407,527)                                                                                          4,442,018
                                                                                                                          ----------
TOTAL BONDS AND NOTES (Cost $89,776,029)                                                                                  93,057,396
                                                                                                                          ----------

SHORT-TERM INVESTMENTS--4.9%

Commercial Paper--1.0%
Cox Enterprises, Inc. (d) (Cost $1,029,691)                   5.580           1/15/2008                1,030,000           1,027,425
                                                                                                                          ----------

Federal Agency Bond--3.5%
FHLB Discount Note (d) (e) (Cost $3,541,302)                  4.200           1/22/2008                3,550,000           3,541,302
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

    Schedule of Investments -- December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

                                                                                                         Par               Value
Security Description                                          Rate            Maturity                  Value            (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill--0.4%
U.S. Treasury Bill (d) (e) (Cost $355,520)                    2.900%          3/27/2008     USD        358,000         $    355,520
                                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,926,513)                                                                            4,924,247
                                                                                                                       ------------

INVESTMENT OF CASH COLLATERAL--0.7%                                                                    Shares
                                                                                                     -----------
BlackRock Cash Strategies L.L.C. (b) (Cost $733,732)                                                     733,732            733,732
                                                                                                                       ------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $95,436,274)                                                                        98,715,375
                                                                                                                       ------------

AFFILIATED INVESTMENTS--3.4%
Dreyfus Institutional Preferred Plus
Money Market Fund (f) (Cost $3,387,799)                                                                3,387,799          3,387,799
                                                                                                                       ------------

TOTAL INVESTMENTS--102.2% (Cost $98,824,073)                                                                            102,103,174
                                                                                                                       ------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(2.2%)                                                                            (2,226,662)
                                                                                                                       ------------

NET ASSET--100%                                                                                                        $ 99,876,512
                                                                                                                       ============

Notes to Schedule of Investments:
144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
At the period end, the value of these securities amounted to $7,534,234 or 7.5%
 of net assets.
BRL--Brazilian Real
CVT--Convertible
EGP--Egyptian Pound
EMTN--Euro Medium Term Note
EUR--Euro
FHLB--Federal Home Loan Bank
FNMA--Federal National Mortgage Association
GBP--British Pound
GNMA--Government National Mortgage Association
JPY--Japanese Yen
MYR--Malaysian Ringgit
MXN--Mexican New Peso
NZD--New Zealand Dollar
PFD--Preferred Security
SEK--Swedish Krona
TBA--To Be Announced
THB--Thai Baht
USD--United States Dollar
(a) Variable Rate Security; rate indicated is as of December 31, 2007.
(b) Illiquid security. At period end, the value of these securities amounted to $1,698,129 or 1.7% of net assets.
(c) Delayed delivery security.
(d) Rate noted is yield to maturity.
(e) Denotes all or part of security segregated as collateral for delayed delivery securities, futures and swap contracts.
(f) Affiliated money market fund.

At December 31, 2007, the Fund held the following futures contracts:

                                                                                                                       Unrealized
                                                                                                 Underlying Face      Appreciation/
Contract                                                        Position     Expiration Date     Amount at Value     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
U.S. 2 Year Treasury (33 Contracts)                               Short         3/31/2008          $ 6,938,250         $  (3,984)
U.S. 5 Year Treasury (32 Contracts)                               Long          3/31/2008            3,529,000            17,943
U.S. 10 Year Treasury (19 Contracts)                              Short         3/19/2008            2,154,422            (3,072)
U.S. Long Bond CBT (33 Contracts)                                 Short         3/19/2008            3,840,375            29,396
Euro--Bobl (77 Contracts)                                         Long          3/6/2008            12,129,628          (129,827)
Euro--Bund (42 Contracts)                                         Long          3/6/2008             6,933,055          (161,194)
                                                                                                                       ---------
                                                                                                                       $(250,738)
                                                                                                                       =========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                  Schedule of Investments -- December 31, 2007
--------------------------------------------------------------------------------

At December 31, 2007, the Fund held the following forward exchange contracts:

                                           Local
                                         Principal      Contract            Value at               Amount          Unrealized
Contracts to Deliver                       Amount      Value Date       December 31, 2007        to Receive       Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Euro                                     1,040,000     3/19/2008          $ 1,518,861           $ 1,535,872         $ 17,011
Euro                                       180,000     3/19/2008              262,880               265,824            2,944
Euro                                       940,000     3/19/2008            1,372,816             1,389,029           16,213
Euro                                    15,560,000     3/19/2008           22,724,490            22,986,103          261,613
British Pounds                           9,131,000     3/19/2008           18,090,282            18,489,545          399,263
British Pounds                           1,500,000     3/19/2008            2,971,791             3,036,825           65,034
British Pounds                             490,000     3/19/2008              970,785               979,850            9,065
Japanese Yen                           579,730,000     3/19/2008            5,242,680             5,247,375            4,695
Japanese Yen                           895,250,000     3/19/2008            8,096,026             8,107,313           11,287
Japanese Yen                         1,023,130,000     3/19/2008            9,252,485             9,262,700           10,215
Mexican Peso                            15,180,000     3/19/2008            1,391,893             1,393,747            1,854
New Zealand Dollar                       1,310,000     3/19/2008              994,402             1,016,848           22,446
Swedish Krona                           22,130,000     3/19/2008            3,426,475             3,457,380           30,905
                                                                          -----------           -----------         --------
                                                                          $76,315,866           $77,168,411         $852,545
                                                                          ===========           ===========         ========
                                           Local                                                                   Unrealized
                                         Principal      Contract            Value at               Amount         Appreciation/
Contracts to Receive                      Amount       Value Date       December 31, 2007        to Deliver      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Argentine Peso                             790,000     1/7/2008           $   250,724           $   251,432          $   (708)
Australian Dollar                        1,190,000     3/19/2008            1,037,526             1,032,313             5,213
Euro                                       790,000     3/19/2008            1,153,750             1,166,672           (12,922)
Euro                                       940,000     3/19/2008            1,372,816             1,384,009           (11,193)
Euro                                       100,000     3/19/2008              146,044               146,860              (816)
Euro                                       100,000     3/19/2008              146,044               146,860              (816)
Euro                                     1,890,000     3/19/2008            2,760,237             2,724,870            35,367
Euro                                       740,000     3/19/2008            1,080,728             1,062,374            18,354
Hungary Forint                          43,500,000      1/7/2008              251,793               253,940            (2,147)
Indonesian Rupiah                    4,610,000,000     3/19/2008              489,773               493,470            (3,697)
Israeli Shekel                             960,000      1/7/2008              249,232               249,519              (287)
Japanese Yen                           229,440,000     3/19/2008            2,074,898             2,076,756            (1,858)
Japanese Yen                            73,060,000     3/19/2008              660,704               645,749            14,955
Malaysian Ringgit                        1,670,000     3/19/2008              506,494               507,908            (1,414)
Norwegian Krone                          5,630,000     3/19/2008            1,034,281             1,031,702             2,579
Norwegian Krone                          5,860,000     3/19/2008            1,076,534             1,074,894             1,640
Russian Ruble                            6,150,000     1/10/2008              250,453               252,132            (1,679)
Russian Ruble                           12,480,000     3/19/2008              507,855               504,202             3,653
Russian Ruble                           24,890,000     3/19/2008            1,012,862             1,005,575             7,287
Saudi Arabia Riyal                       1,370,000     3/25/2008              367,447               367,194               253
Saudi Arabia Riyal                         270,000     3/25/2008               72,416                72,581              (165)
Turkish Lira                               300,000      1/7/2008              256,808               250,941             5,867
                                                                          -----------           -----------          --------
                                                                          $16,759,419           $16,701,953          $ 57,466
                                                                          ===========           ===========          ========

The Fund held the following cross currency contracts at December 31, 2007:


                                                                                                                        Unrealized
                                        Value at               In                Value at           Contract          Appreciation/
Contracts to Deliver               December 31, 2007      Exchange For      December 31, 2007      Value Date        (Depreciation)
British Pounds                        $  970,785            Swiss Franc         $   985,453         3/19/2008           $ 14,668
Euro                                     514,626           Polish Zloty             511,097         3/19/2008             (3,529)
Euro                                   1,080,728          Swedish Krona           1,075,575         3/19/2008             (5,153)
New Zealand Dollar                     2,216,530      Australian Dollar           2,244,634         3/19/2008             28,104
                                      ----------                                -----------                             --------
                                      $4,782,669                                $ 4,816,759                             $ 34,090
                                      ==========                                ===========                             ========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                  Schedule of Investments -- December 31, 2007
--------------------------------------------------------------------------------

At December 31, 2007, the Fund held the following open swap agreements:


Credit Default Swaps:                           Reference                  Buy/Sell    (Pay)/Receive    Expiration       Notional
   Counterparty                                  Entity                   Protection   Fixed Rate (%)      Date           Amount
------------------------------------------------------------------------------------------------------------------------------------
Barclays                            Block Financial, 5.125%, 10/30/2014      Buy           (2.300)      12/20/2012      15,000 USD
Citibank                                    Altria Group, 7%, 11/4/2013      Buy           (0.270)      12/20/2011   1,390,000 USD
Citibank                                 Northern Tobacco, 5%, 6/1/2046      Sell           1.350       12/20/2011     695,000 USD
Citibank                      Southern California Tobacco, 5%, 6/1/2037      Sell           1.350       12/20/2011     695,000 USD
Deutsche                       Capital One Financial, 6.25%, 11/15/2013      Buy           (2.530)      12/20/2012     340,000 USD
Deutsche                               Northern Rock, 3.875%, 3/28/2008      Sell           7.000        3/20/2008   2,960,000 USD
Goldman, Sachs & Co.                       Autozone, 5.875%, 10/15/2012      Buy           (0.620)       6/20/2017   1,450,000 USD
Goldman, Sachs & Co.           Capital One Financial, 6.25%, 11/15/2013      Buy           (2.350)      12/20/2012     300,000 USD
Goldman, Sachs & Co.           Capital One Financial, 6.25%, 11/15/2013      Buy           (2.550)      12/20/2012     122,000 USD
Goldman, Sachs & Co.                        Dow Jones CDX.NA.IG.8 Index      Buy           (2.750)       6/20/2012     950,000 USD
JPMorgan                       Capital One Financial, 6.25%, 11/15/2013      Buy           (2.350)      12/20/2012     268,000 USD
JPMorgan                            Block Financial, 5.125%, 10/30/2014      Buy           (1.900)       9/20/2012     940,000 USD
JPMorgan                            Block Financial, 5.125%, 10/30/2014      Buy           (2.250)      12/20/2012      10,000 USD
JPMorgan                            Block Financial, 5.125%, 10/30/2014      Buy           (2.800)      12/20/2012      15,000 USD
JPMorgan                 iTRAXX Europe Senior Financials Series 8 Ver 1      Buy           (0.450)      12/20/2012   5,400,000 USD
JPMorgan                Republic of the Philippines, 10.625%, 3/16/2025      Buy           (2.480)       9/20/2017     500,000 USD
JPMorgan                            Russian Federation, 7.5%, 3/31/2030      Sell           0.670        8/20/2012     540,000 USD
JPMorgan                            Russian Federation, 7.5%, 3/31/2030      Sell           0.800        8/20/2012   1,000,000 USD
JPMorgan                                    Dow Jones CDX.NA.HY.8 Index      Buy           (2.750)       6/20/2012   1,900,000 USD
JPMorgan                                    Dow Jones CDX.NA.HY.8 Index      Buy           (2.750)       6/20/2012     950,000 USD
JPMorgan                                    Dow Jones CDX.NA.HY.9 Index      Buy           (3.750)      12/20/2012   1,100,000 USD
JPMorgan                                    Dow Jones CDX.NA.HY.9 Index      Buy           (3.750)      12/20/2012   2,060,000 USD
JPMorgan                  Commercial Mortgage Backed, 2007-3, AAA Index      Buy           (0.080)      12/13/2049   3,400,000 USD
Merrill Lynch                            State Street, 7.65%, 6/15/2010      Buy           (0.545)      12/20/2012     360,000 USD
Morgan Stanley                      Block Financial, 5.125%, 10/30/2014      Buy           (2.325)      12/20/2012      60,000 USD
Morgan Stanley                  Verizon Communications, 4.9%, 9/15/2015      Buy           (0.410)       3/20/2018     970,000 USD
Morgan Stanley            Commercial Mortgage Backed, 2007-3, AAA Index      Buy           (0.080)      12/31/2049   1,690,000 USD


                            Unrealized
Credit Default Swaps:      Appreciation/
   Counterparty           (Depreciation)
----------------------------------------
Barclays                    $    149
Citibank                         272
Citibank                     (31,598)
Citibank                     (31,598)
Deutsche                       1,795
Deutsche                      24,916
Goldman, Sachs & Co.          (3,687)
Goldman, Sachs & Co.           3,837
Goldman, Sachs & Co.             542
Goldman, Sachs & Co.           1,164
JPMorgan                       3,428
JPMorgan                      24,408
JPMorgan                         120
JPMorgan                        (163)
JPMorgan                      50,110
JPMorgan                     (15,040)
JPMorgan                      (3,204)
JPMorgan                        (369)
JPMorgan                     (28,296)
JPMorgan                      12,007
JPMorgan                      37,394
JPMorgan                       1,015
JPMorgan                      48,065
Merrill Lynch                 (1,596)
Morgan Stanley                   534
Morgan Stanley                 2,168
Morgan Stanley                41,759
                            --------
                            ($138,132)
                            =========


                                                                                                                        Unrealized
Interest Rate Swaps:        Reference         Floating Rate                        Expiration         Notional         Appreciation/
   Counterparty              Entity              Index          Fixed Rate (%)        Date             Amount         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan              JPY--6 Month Yenibor          Pay             1.3600          1/19/2012       595,000,000 JPY     $ 74,237
JPMorgan              JPY--6 Month Yenibor          Pay             2.0750          7/28/2016       304,000,000 JPY      134,856
JPMorgan               MYR--3 Month Kilbor          Pay             4.1600         10/31/2011         1,659,613 MYR        3,283
JPMorgan                NZD--3 Month Libor          Pay             8.0475          6/21/2012         2,210,000 NZD      (11,929)
JPMorgan               THB--6 Month Thibor          Pay             5.1800          11/2/2011        16,744,000 THB       11,844
JPMorgan                USD--3 Month Libor          Pay             4.8975          8/24/2009        15,300,000 USD      426,407
JPMorgan                NZD--3 Month Libor          Pay             7.8750          5/18/2010         5,900,000 NZD      (66,721)
UBS AG                JPY--6 Month Yenibor          Pay             0.8775          5/11/2008     1,336,000,000 JPY       (5,707)
UBS AG                JPY--6 Month Yenibor      Receive             2.5125           6/6/2026       326,000,000 JPY      156,192
                                                                                                                        --------
                                                                                                                        $722,462
                                                                                                                        ========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                  Schedule of Investments -- December 31, 2007
--------------------------------------------------------------------------------

At December 31, 2007, the Fund held the following forward volatility option:

                                                                                   Expiration                           Unrealized
Counterparty                             Description                                  Date        Notional Amount      Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co.     OTC contract to purchase a 2 year expiration straddle
                                (call and put) on a USD 10 Year Fixed/Floating
                        interest rate swap on 4/21/2008 for a premium of 7.04%
                         of notional. The option strikes will be determined on
                         the expiration date of the foward agreement using the
                         10 Year USD interest rate swap rate, 6 month forward.      4/21/2010      1,980,000 USD         ($14,026)
                                                                                                                         ========

At December 31, 2007, the country allocation was as follows:

                                                                Percentage of
Country Allocation                                               Investments
--------------------------------------------------------------------------------
Argentina                                                            0.8%
Brazil                                                               0.6
Canada                                                               0.3
Egypt                                                                0.5
Euro                                                                21.4
Japan                                                               19.1
Mexico                                                               1.3
South Africa                                                         0.3
Sweden                                                               3.1
U.K.                                                                26.0
U.S.                                                                26.6
                                                                   -----
                                                                   100.0%


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                      Statement of Assets and Liabilities
                  December 31, 2007 (As restated; see Note 10)
--------------------------------------------------------------------------------

Assets
  Investments in securities:
    Unaffiliated issuers, at value (Note 1A) (cost $95,436,274)                                                $  98,715,375
    Affiliated issuers, at value (Note 1A) (cost $3,387,799)                                                       3,387,799
  Foreign currency, at value (cost $448,156)                                                                         452,984
  Interest and dividends receivable                                                                                1,176,923
  Unrealized appreciation on swap contracts (Note 6)                                                               1,060,502
  Unrealized appreciation on forward currency exchange contracts (Note 6)                                            990,869
  Receivable for investments sold                                                                                    552,017
  Unamortized swap premiums paid (Note 6)                                                                            407,080
  Unrealized appreciation on forward volatility options                                                               14,026
  Receivable for Fund shares sold                                                                                      4,864
  Prepaid expenses                                                                                                    10,725
                                                                                                                ------------
    Total assets                                                                                                 106,773,164

Liabilities
  Payable for investments purchased                                                $ 5,172,108
  Payable for securities lending collateral investment (Note 7) (Note 10)              733,732
  Due to Custodian                                                                     409,525
  Unrealized depreciation on swap contracts (Note 6)                                   199,908
  Distributions payable                                                                130,754
  Unrealized depreciation on forward currency exchange contracts (Note 6)               46,384
  Unamortized swap premiums received (Note 6)                                           39,070
  Payable for variation margin on open futures contracts (Note 6)                       22,445
  Accrued professional fees 54,627
  Accrued accounting, administration, custody and transfer agent fees (Note 2)          43,712
  Accrued administrative service fees (Note 2)                                          28,692
  Accrued shareholder reporting expense (Note 2)                                        11,500
  Accrued trustees' fees and expenses (Note 2)                                           1,372
  Accrued chief compliance officer fee (Note 2)                                            237
  Other accrued expenses and liabilities                                                 2,586
                                                                                   -----------
    Total liabilities                                                                                              6,896,652
                                                                                                                ------------
Net Assets                                                                                                      $ 99,876,512
                                                                                                                ============
Net Assets consist of:
  Paid-in capital                                                                                               $110,344,558
  Accumulated net realized loss                                                                                  (15,167,198)
  Distributions in excess of net investment income                                                                  (168,544)
  Net unrealized appreciation                                                                                      4,867,696
                                                                                                                ------------
Total Net Assets                                                                                                $ 99,876,512
                                                                                                                ============
Shares of beneficial interest outstanding                                                                          5,379,553
                                                                                                                ============
Net Asset Value, offering and redemption price per share
 (Net Assets/Shares outstanding)                                                                                $      18.57
                                                                                                                ============


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income (including $2,746 of foreign tax expense)                                                       $4,271,458
  Dividend income from affiliated investments (Note 1H)                                                               91,621
  Security lending income (Note 7) (Note 10)                                                                          12,742
                                                                                                                  ----------
                                                                                                                   4,375,821

Expenses
  Investment advisory fee (Note 2)                                                       $394,869
  Accounting, custody, administration and transfer agent fees (Note 2)                    131,283
  Professional fees                                                                        63,136
  Miscellaneous expenses                                                                   37,754
  Administrative service fees (Note 2)                                                     36,846
  Registration fees                                                                        19,300
  Trustees' fees and expenses (Note 2)                                                      7,257
  Insurance expense                                                                         3,709
                                                                                       ----------
    Total expenses                                                                                                   694,154
                                                                                                                  ----------
      Net investment income                                                                                        3,681,667
                                                                                                                  ----------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                          (694,654)
    Financial futures transactions                                                       (278,435)
    Written options transactions                                                           84,888
    Swap transactions (311,320)
    Foreign currency transactions and forward foreign currency exchange transactions     (500,515)
                                                                                       ----------
      Net realized gain (loss)                                                                                    (1,700,036)
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                         1,034,540
    Financial futures contracts                                                          (248,769)
    Swap contracts                                                                        972,100
    Foreign currency translation and forward foreign currency exchange contracts          533,880
                                                                                       ----------
      Change in net unrealized appreciation (depreciation)                                                         2,291,751
                                                                                                                  ----------
    Net realized and unrealized gain (loss) on investments                                                           591,715
                                                                                                                  ----------
Net Increase in Net Assets from Operations                                                                        $4,273,382
                                                                                                                  ==========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                        For the                        For the
                                                                                       Year Ended                     Year Ended
                                                                                    December 31, 2007              December 31, 2006
                                                                                    -----------------              -----------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income                                                                $ 3,681,667                    $ 3,206,542
  Net realized gain (loss)                                                              (1,700,036)                    (2,018,753)
  Change in net unrealized appreciation (depreciation)                                   2,291,751                      2,636,919
                                                                                       -----------                    -----------
  Net increase (decrease) in net assets from investment operations                       4,273,382                      3,824,708
                                                                                       -----------                    -----------

Distributions to Shareholders (Note 1C)
  From net investment income                                                            (1,884,405)                    (1,050,622)
                                                                                       -----------                    -----------
  Total distributions to shareholders                                                   (1,884,405)                    (1,050,622)
                                                                                       -----------                    -----------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                      35,367,635                     12,137,236
  Value of shares issued to shareholders in reinvestment of distributions                1,735,508                        968,978
  Cost of shares redeemed (net of redemption fees of $47 and $0, respectively)         (32,960,098)                   (45,257,096)
                                                                                       -----------                    -----------
  Net increase (decrease) in net assets from Fund share transactions                     4,143,045                    (32,150,882)
                                                                                       -----------                    -----------

Total Increase (Decrease) in Net Assets                                                  6,532,022                    (29,376,796)

Net Assets
  At beginning of year                                                                  93,344,490                    122,721,286
                                                                                       -----------                    -----------
  At end of year [including distributions in excess of
  net investment income of $168,544 and $729,885, respectively]                        $99,876,512                    $93,344,490
                                                                                       ===========                    ===========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund


                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                             --------------------------------------------------------------------
                                                               2007          2006           2005           2004            2003
                                                             -------       -------        -------        --------        --------
Net Asset Value, Beginning of Year                           $ 18.14       $ 17.55        $ 21.35        $  21.02        $  20.04
                                                             -------       -------        -------        --------        --------
From Operations:
    Net investment income (a)                                   0.69          0.53           0.75            0.75            0.66
    Net realized and unrealized gain (loss) on investments      0.10          0.21           0.23            0.27            0.32
                                                             -------       -------        -------        --------        --------
Total from investment operations                                0.79          0.74           0.98            1.02            0.98
                                                             -------       -------        -------        --------        --------
Less Distributions to Shareholders:
    From net investment income                                 (0.36)        (0.15)         (4.78)          (0.69)             --
                                                             -------       -------        -------        --------        --------
Net Asset Value, End of Year                                 $ 18.57       $ 18.14        $ 17.55        $  21.35        $  21.02
                                                             =======       =======        =======        ========        ========
Total Return                                                    4.35%         4.27%          4.72%           4.90%           4.89%
Ratios/Supplemental Data:
    Expenses (to average daily net assets)                      0.70%         0.68%          0.58%           0.57%           0.59%
    Net Investment Income (to average daily net assets)         3.73%         3.01%          3.49%           3.43%           3.20%
    Portfolio Turnover (b)
        Inclusive                                                168%           --             --              --              --
        Exclusive                                                140%           89%           168%            170%            185%
    Net Assets, End of Year (000's omitted)                  $99,877       $93,344        $122,721       $302,406        $369,706

----------
(a) Calculated based on average shares outstanding.
(b) The portfolio's turnover rate is presented inclusive and exclusive of the effect of rolling forward purchase commitments.


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------


(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon International Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities, and at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets.

     Effective May 1, 2007, the Board approved Fund strategy changes to ease limits on investments in emerging markets and high yield investments and lower the minimum average credit quality of the Fund. Specifically, the changes: (i) increased the limitations on high yield exposure from 15% to 25% of Fund's total assets; (ii) changed the description of the Fund's average credit quality from a "target in the range of A to AA/Aa" to "a minimum of A-/A3" and (iii) increased the general limitation on investing in issuers located in emerging markets from 10% to 25% of the total assets of the Fund.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end registered investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     Reduced investor demand for mortgage loans and mortgage-related securities resulting from delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and related market events have negatively impacted the performance and market value of certain mortgage-related investments and other fixed income securities, and increased investor yield requirements. This in turn has resulted in limited liquidity in the secondary market for such securities, adversely affecting the market value of mortgage-related securities and resulting in higher than usual volatility in the credit markets generally. It is possible that such limited liquidity in the secondary market for mortgage-related securities, and the related credit market volatility, could continue or worsen. To the extent that the market for securities in the Fund's portfolio becomes illiquid, the Fund might realize upon sale of an affected holding substantially less than the amount at which the Fund had previously been valuing the security in calculating its net asset value, and the Fund may incur substantial losses as a result.

     B. Securities transactions and income

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to wash sales, post-October losses, capital loss carryovers, amortization of swap premium, timing of recognition of realized and unerealized appreciation and depreciation on futures contracts and differing treatments for foreign currency transactions.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     Section 988 of the Internal Revenue Code ("Code") provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     D. Foreign currency transactions

     The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     E. Foreign investment risk

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     G. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H. Affiliated issuers

     Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     I. New Accounting Requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions with Affiliates:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is payable monthly at the annual rate of 0.40% of the Fund's average daily net assets.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $9,241, for the year ended December 31, 2007.

     The Trust has entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $122,042 for the year ended December 31, 2007.

     The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, the Fund was charged $5,483 for the year ended December 31, 2007. See Note 7 for further details.

     The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $4,280 for the year ended December 31, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 9 for further details.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2007, the Fund was charged $4,295, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $11,500, which amount is included in miscellaneous expenses in the statement of operations for the year ended December 31, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended December 31, 2007, the Fund was charged $693 for fees payable to BNY Mellon Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2007 were as follows:

                                                 Purchases              Sales
                                               ------------         ------------
     U.S. Government Securities                $ 93,496,303         $ 86,668,743
                                               ============         ============
     Non-U.S. Government Securities            $ 37,903,246         $ 47,901,961
                                               ============         ============

(4) Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                 For the              For the
                                               Year Ended            Year Ended
                                            December 31, 2007     December 31, 2006
                                            -----------------     -----------------
     Shares sold                                1,931,769              686,385

     Shares issued to shareholders
       in reinvestment of distributions            93,535               55,850

     Shares redeemed                           (1,792,271)          (2,589,759)
                                               ----------           ----------
     Net increase (decrease)                      233,033           (1,847,524)
                                               ==========           ==========

     At December 31, 2007, two shareholders of record, in the aggregate, held approximately 58.4% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the fiscal years ended December 31, 2007 and December 31, 2006, the Fund received redemption fees of $47 and $0, respectively.

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     During the current year, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2007 were as follows:

        Cost for federal income tax purposes                    $98,127,056
                                                                ===========
        Gross unrealized appreciation                           $ 4,104,440
        Gross unrealized depreciation                              (862,054)
                                                                -----------
        Net unrealized appreciation (depreciation)              $ 3,242,386
                                                                ===========
        Undistributed ordinary income                           $   775,151
        Undistributed capital gains                                      --
                                                                -----------
        Total distributable earnings                            $   775,151
                                                                ===========

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006, were as follows:

                                                 2007                   2006
                                              ----------             ----------
        Ordinary income                       $1,884,405             $1,050,622
                                              ==========             ==========

     At December 31, 2007, the Fund for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

        Capital Loss
          Carry Over                            Expiration Date
        ------------                            ---------------
        $ 4,991,253                                12/31/2008
          4,991,253                                12/31/2009
          4,991,253                                12/31/2010
        -----------
        $14,973,759

     During 2007, the Fund utilized $235,158 in capital loss carryovers. At December 31, 2007, $7,578,424 of capital loss carryovers expired. The Fund also treated as expired $24,569,330 of capital losses due to limitations imposed by the Internal Revenue Service Code related to share ownership activity. It is uncertain whether the Fund will be able to realize the benefits of the remaining capital loss carryovers before they expire and utilization of the remaining capital loss carryovers could be subject to future limitations imposed by the Internal Revenue Code related to share ownership activity.

     The Fund elected to defer to its fiscal year ending December 31, 2008, $116,441 of capital losses during the period November 1, 2007 to December 31, 2007.

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Fund may trade the following financial instruments with off-balance sheet risk:

     Options

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contract's terms. Premiums received from writing options which expire are treated as realized gains.

     Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers including counterparties.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     For the year ended December 31, 2007, the Fund entered into the following transactions:

                                                   Number of      Notional
        Written Put Option Transactions            Contracts       Amount       Premiums
                                                   ---------      --------     ---------
        Outstanding, beginning of year                 --         $     --     $     --
        Options written                                47           25,900       26,516
        Options expired                               (47)         (25,900)     (26,516)
                                                      ---         --------     --------
        Outstanding, end of year                       --         $     --     $     --
                                                      ===         ========     ========

                                                   Number of      Notional
        Written Call Option Transactions           Contracts       Amount       Premiums
                                                   ---------      --------     ---------
        Outstanding, beginning of year                 --         $     --     $     --
        Options written                                47           28,640       58,372
        Options expired                                47)         (28,640)     (58,372)
                                                      ---         --------     --------
        Outstanding, end of year                       --         $     --     $     --
                                                      ===         ========     ========

     At December 31, 2007, the Fund held a forward volatility option. See the Schedule of Investments for further details.

     Forward foreign currency exchange contracts

     The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At December 31, 2007, the Fund held forward foreign currency exchange contracts. See the Schedule of Investments for further details.

     Futures contracts

     The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms.

     The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December 31, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     Swap agreements

     The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, credit default and total return swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations, which may be furnished by a pricing service or dealers in such securities and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best avail able information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gains and losses in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gains and losses. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2007, the Fund held open swap agreements. See the Schedule of Investments for further details.

(7)  Security Lending:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended December 31, 2007 and earned interest on the invested collateral of $242,474 of which $229,732 was rebated to borrowers or paid in fees. At December 31, 2007, the Fund did not have any securities out on loan. See also Note 10.

(8)  Delayed Delivery Transactions:

     The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The Fund may enter into to be announced (TBA) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Fund may enter into TBA sale commitments to hedge its Fund positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     At December 31, 2007, the Fund had delayed delivery securities. See the Schedule of Investments for further details.

(9)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. During the year ended December 31, 2007, the Fund had average borrowings outstanding of $932,160 for a total of twenty-five days and incurred $4,047 of interest expense. The Fund did not have an outstanding loan balance at December 31, 2007.

(10) Restatement:

     The Statement of Assets and Liabilities and Schedule of Investments have been restated to correct an error in the manner in which the Fund's securities lending agent and custodian accounted for the investment in pooled investment vehicles of cash collateral derived from the Fund's securities lending activity.

     During the fiscal year ended December 31, 2007, the Fund, together with other investment series of the Trust, participated in a securities lending program. Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the "BlackRock Fund"), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse effect of such conditions on the liquidity of the BlackRock Fund's portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the "Dreyfus Fund"), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period, cash proceeds from such withdrawals by series of the Trust were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of the Dreyfus Fund.

     The Fund determined that from December 11, 2007 through the December 31, 2007 closing date of the financial statements of the Fund and continuing until March 10, 2008, the securities lending agent and custodian failed to account properly for the Fund's investments in the BlackRock Fund and the Dreyfus Fund. Specifically, the securities lending agent and custodian maintained, for each series of the Trust, subaccounts reflecting each series ownership of shares of the Dreyfus Fund and the BlackRock Fund which considered each such series to own a percentage of the Trust series' aggregate ownership of the Dreyfus Fund and the BlackRock Fund equal to each series' pro rata balance of the aggregate Trust cash collateral in the securities lending program, rather than according to each series' specific cash purchase and withdrawal activity in shares of the Dreyfus Fund and/or the BlackRock Fund. The management of the Trust determined that the securities lending agent and custodian should have accounted for these investments on a Fund specific basis in accordance with actual cash purchases and withdrawals. This erroneous methodology caused differences in the entries in the Fund's books and records on which the Fund's Schedule of Investments and Statement of Assets and Liabilities are based. These financial statements have been restated accordingly. (The Fund's annual report for the fiscal year ended December 31, 2007 containing these financial statements was previously posted on the Trust's website but had not been mailed to shareholders or filed with the Commission.) The liability listed as "Payable for securities lending collateral investment" represents the extent to which the Fund's cash needs to repay collateral exceeded the value of its interest in the Dreyfus Fund. The erroneous sub-accounting methodology had no effect on the computation of the Fund's net asset value.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     Effective March 10, 2008, the accounting for cash collateral investments in pooled vehicles was corrected to account for specific purchases and redemptions of interests in such vehicles by the Fund. All activity was reprocessed to reflect correct ownership by the Fund in each vehicle and the above described financial statements restated accordingly.

     The amounts as originally reported and as restated are as follows:

        Statement of Asset and Liabilities                              As Originally Reported          As Restated
        ----------------------------------                              ----------------------          -----------
        Investments in securities: Unaffiliated issuers, at value           $ 97,981,643                $ 98,715,375
        Total assets                                                        $106,039,432                $106,773,164
        Payable for securities lending
          collateral investment (Note7) (Note 10)                                     --                $    733,732
        Total liabilities                                                   $  6,162,920                $  6,896,652
        Net Assets                                                          $ 99,876,512                $ 99,876,512

        Schedule of Investments
        -----------------------
        Blackrock Cash Strategies L.L.C.                                    $         --                $    733,732
        Total Unaffiliated Investments                                      $ 97,981,643                $ 98,715,375
        Total Investments                                                   $101,369,442                $102,103,174
        Liabilities in Excess of Other Assets                               $ (1,492,930)               $ (2,226,662)
        Net Assets                                                          $ 99,876,512                $ 99,876,512

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon International Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, after the restatement described in Note 10 to the financial statements, present fairly, in all material respects, the financial position of Standish Mellon International Fixed Income Fund (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 29, 2008, except as to Note 10, for which the date is March 27, 2008

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

    Factors Considered by the Trustees in Approving the Investment Advisory
                             Agreements (Unaudited)
--------------------------------------------------------------------------------

The 1940 Act requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the Fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Fund's investment adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "Adviser"), a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 27, 2007 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of management attended a portion of the September meeting to provide an overview of the Adviser's organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 30, 2007.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: The Adviser's balance sheet and income statements, as well as a profitability analysis of the Adviser, including a separate presentation of the Adviser's profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: The Adviser's Form ADV, as well as information concerning the Adviser's executive management, portfolio management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and the Adviser's separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: The Adviser's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by the Adviser providing salient data about the Fund, including the Fund's holdings, strategies, recent market conditions and outlook, as well as the Adviser's views concerning the issues of breakpoints in the management fee schedule of the Fund and potential economies of scale; and

(v) Other Benefits: The benefits flowing to The Bank of New York Mellon Corporation ("BNY Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the continuation of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the advisory agreement and the compensation to the Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Fund by the Adviser. In their deliberations as to the continuation of the advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust the Adviser, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Fund's two portfolio managers and also met with senior management of the Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of the Adviser's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that the Adviser had the expertise and resources to manage the Fund effectively.

Investment Performance

The Board considered the investment performance of the Fund against a peer group of investment companies selected by the Adviser with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 27, 2007 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon International Fixed Income Fund

    Factors Considered by the Trustees in Approving the Investment Advisory
                             Agreements (Unaudited)
--------------------------------------------------------------------------------

The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2007 based on the Lipper materials provided to the Board at the September 27, 2007 meeting. The Board found that the Fund outperformed its peer group average return for the one-year period (4.76% vs. 4.37%), but underperformed its peer group average returns for the three-year period (4.63% vs. 4.68%) and five-year period (4.87% vs. 6.42%).

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Fund to the Adviser. The Lipper data presenting the Fund's "net management fees" included fees paid by the Fund, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Trust's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund's advisory fees to those peers that include administrative fees within a blended advisory fee.

The Fund's contractual advisory fee was 0.40%, which was in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.535%. The Fund's net management fee was 0.414% (which included 0.014% in administrative services fees under Lipper's calculation methodology), below the peer group median net management fee of 0.471%. Based on the Lipper data, as well as other factors discussed at the September 27, 2007 meeting, the Board determined that the Fund's advisory fee is reasonable relative to its peer group averages.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of the Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by the Adviser with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund's expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.676% was lower than the median net expense ratio of the peer group of 0.76%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Adviser's Profitability

The Board considered the Adviser's profitability in managing the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by the Adviser or its affiliated investment advisers in managing the Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that the Adviser, based on the profitability information submitted to them by the Adviser, incurred losses in managing all but one of the investment companies in the Mellon Institutional Funds family of funds. The Trustees observed that the Adviser had incurred losses in operating the Fund in 2005 and 2006.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Standish Mellon Fixed Income Portfolio and The Boston Company International Core Equity Portfolio, two of the largest funds in the complex, already had breakpoints in their fee arrangements that reflected economies resulting from their size. The Board also noted that at the March 7, 2006 meeting, management had presented a Breakpoint Discussion Memorandum that had proposed a framework for future breakpoints. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that BNY Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                     * * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to the Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended December 31, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                     Number of                           Trustee
                                                                Principal           Portfolios in        Other         Remuneration
Name (Age)                                  Term of Office     Occupation(s)        Fund Complex      Directorships   (period ended
Address, and                  Position(s)   and Length of       During Past         Overseen by          Held by        December 31,
Date of Birth              Held with Trust   Time Served*         5 Years              Trustee           Trustee            2007)
------------------------------------------------------------------------------------------------------------------------------------

Samuel C. Fleming (67)       Trustee        Trustee since   Chairman Emeritus,         17                None         Fund: $1,426
61 Meadowbrook Road                         11/3/1986       Decision Resources, Inc.
Weston, MA 02493                                            ("DRI") (biotechnology
9/30/40                                                     research and consulting
                                                            firm); formerly
                                                            Chairman of the Board
                                                            and Chief Executive
                                                            Officer, DRI

Benjamin M. Friedman (63)    Trustee        Trustee since   William Joseph Maier,      17                None         Fund: $1,426
c/o Harvard University                      9/13/1989       Professor of Political
Littauer Center 127                                         Economy, Harvard
Cambridge, MA 02138                                         University
8/5/44

John H. Hewitt (72)          Trustee        Trustee since   Trustee, Mertens           17                None         Fund: $1,426
P.O. Box 2333                               11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee        Trustee since   Trustee, Essex Street      17                None         Fund: $1,519
c/o Essex Street Associates                 11/3/1986       Associates (family
P.O. Box 5600                                               investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees
J. David Officer (59)        Trustee        Since 2008      Director, Vice Chairman    17                None         Fund: $0
The Dreyfus Corporation      (Chairman),                    and Chief Operating Officer
200 Park Ave., 55th Fl.      President and                  of The Dreyfus Corporation;
New York, NY 10166           Chief Executive                Executive Vice President
8/24/48                      Officer                        of The Bank of New York
                                                            Mellon Corporation; and
                                                            Director and President of
                                                            MBSC Securities Corporation

* Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

Principal Officers who are Not Trustees

Name (Age)                                             Term of Office
Address, and                      Position(s)          and Length of         Principal Occupation(s)
Date of Birth                     Held with Trust      Time Served           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42)           Vice President,      Vice President        Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and        since 1999;           BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial      Treasurer and         Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                  Officer              CFO since 2002        Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56)           Assistant Vice       Assistant Vice        First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       President            President             Operations, BNY Mellon Asset Management; formerly
One Boston Place                  and Secretary        since 1996;           Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                       Secretary             Standish Mellon Asset Management Company, LLC
8/19/51                                                since 2007

Mary T. Lomasney (50)             Chief                Since 2005            First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Compliance                                 Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                  Officer                                    Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                             Vice President, State Street Research & Management
4/8/57 Company                                                               ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

MELLON INSTITUTIONAL FUNDS
One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                                                                     6931AR1207A

Item 2.  Code of Ethics.

         As of December 31, 2007, the Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended December 31, 2007, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

         The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John
         H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

Item 4.  Principal Accountant Fees and Services.

         (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended December 31, 2007 and 2006 were $576,940 and $741,015, respectively.
         (b) AUDIT RELATED FEES: The aggregate fees billed for the fiscal years ended December 31, 2007 and 2006 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $61,950 and $61,000, respectively. The nature of the services comprising the fees disclosed under this Item for both years included: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940.
         (c) TAX FEES: The aggregate fees billed for the fiscal years ended December 31, 2007 and 2006 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $155,690 and $260,010, respectively. Services rendered in both years included asset diversification testing, the preparation of tax returns and extensions, the review of periodic distributions.
         (d) ALL OTHER FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2007 or 2006.
         (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
         (e) (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.
         (f)  Not applicable.

         (g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended December 31, 2007 and 2006 were $0 and $0, respectively. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and 2006 were $98,628 and $105,570, respectively.
              Services provided in both years included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934.
         (h) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were pre-approved by the Registrant's Audit Committee of the Board of Trustees and no such non-audit services were not pre-approved, the Audit Committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved by the Registrant's Audit Committee is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable to the Registrant.

Item 6.  Schedule of Investments

         Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

         There have been no material changes.

Item 11. Controls and Procedures.

         (a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

         These officers have determined, however, that as of and prior to December 31, 2007 and continuing until March 10, 2008, the Registrant had a significant deficiency in its internal control over financial reporting related to the accounting for the investment of cash collateral derived from securities lending activities in interests in cash collateral pooled investment vehicles. Since December 31, 2007, but prior to the date of this filing, management has revised its internal control over financial reporting to improve the effectiveness of the controls to ensure that the investment in pooled investment vehicles of cash collateral derived from securities lending activities is accounted for properly. As a result of this deficiency, the statements of assets and liabilities, including the schedules of investments as of December 31, 2007, of the Standish Mellon Fixed Income Fund, Standish Mellon Global Fixed Income Fund and Standish Mellon International Fixed Income Fund (the "Funds") were restated from those initially posted to the Funds' website but not yet mailed to shareholders or filed with the Commission in any previous Form N-CSR, in order to appropriately account for such investments. However, there was no impact to the net asset value of these Funds' shares for the report period.

         (b) There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to December 31, 2007, the Registrant's internal control over financial reporting was enhanced.

Item 12. Exhibits.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              Mellon Institutional Funds Investment Trust

By (Signature and Title): /s/ DENISE B. KNEELAND
                          ---------------------------------------------
                          Denise B. Kneeland, Assistant Vice President
                          and Secretary

                          Date:  March 31, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title): /s/ J. DAVID OFFICER
                          --------------------------------------
                          J. David Officer, President and Chief
                          Executive Officer

                          Date:  March 31, 2008



By (Signature and Title): /s/ STEVEN M. ANDERSON
                          --------------------------------------------------
                          Steven M. Anderson, Vice President, Treasurer and Chief Financial Officer

                          Date:  March 31, 2008